UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03329

Variable Insurance Products Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2023

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

VIP Value Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	19.79%	15.98%	9.99%
Service Class	19.67%	15.88%	9.88%
Service Class 2	19.47%	15.69%	9.71%
Investor Class	19.68%	15.90%	9.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 26.29% in 2023, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -18.11% in 2022, the index's sharp reversal was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and three times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 14% in the final two months. By sector for the year, tech (+61%) and communication services (+56%) led the way, followed by consumer discretionary (+43%). In contrast, the defensive-oriented utilities (-7%) and consumer staples (+1%) sectors notably lagged, as did energy (-1%), hampered by lower oil prices.
Comments from Portfolio Manager Matt Friedman:
For the fiscal year ending December 31, 2023, the fund's share classes gained about 19% to 20%, versus 11.66% for the benchmark Russell 3000 Value Index. Relative to the benchmark, security selection was the primary contributor, led by the industrials sector. Picks among communication services stocks also helped, as was the case in utilities and materials. The top individual relative contributor was an overweight stake in XPO (+154%). Outsized exposure to Builders FirstSource (+157%) also was advantageous. Not owning Pfizer, a benchmark component that returned -41%, was another notable key contributor compared with the benchmark in 2023. Conversely, the biggest detractor from the portfolio's relative result was an underweight in information technology, primarily within the semiconductors & semiconductor equipment industry. Comparatively light exposure to communication services firms and an overweight in energy hurt as well. The fund's stake in Signature Bank returned -100% and was the largest individual relative detractor, however the stock was no longer held as of year-end. Avoiding shares of Intel, a benchmark component that gained approximately 95%, also proved detrimental. A larger-than-benchmark position in Jazz Pharmaceuticals (-24%) further detracted the past year. Notable changes in positioning include increased exposure to the consumer staples sector and a lower allocation to communication services stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	2.7
Cigna Group	2.3
Centene Corp.	2.0
U.S. Foods Holding Corp.	1.8
CVS Health Corp.	1.8
The Boeing Co.	1.7
Flex Ltd.	1.7
The Travelers Companies, Inc.	1.6
Regal Rexnord Corp.	1.5
Apollo Global Management, Inc.	1.5
18.6

Market Sectors (% of Fund's net assets)

Financials	21.4
Industrials	16.3
Health Care	10.9
Energy	9.9
Consumer Discretionary	8.7
Materials	6.9
Consumer Staples	5.9
Utilities	5.9
Real Estate	5.1
Information Technology	4.4
Communication Services	4.3

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 0.9%
Cellnex Telecom SA (a)	116,200	4,575,142
Interactive Media & Services - 2.4%
Alphabet, Inc. Class A (b)	40,731	5,689,713
Meta Platforms, Inc. Class A (b)	19,846	7,024,690
		12,714,403
Media - 1.0%
Comcast Corp. Class A	64,862	2,844,199
Nexstar Broadcasting Group, Inc. Class A	14,400	2,257,200
		5,101,399
TOTAL COMMUNICATION SERVICES		22,390,944
CONSUMER DISCRETIONARY - 8.7%
Automobile Components - 1.3%
Adient PLC (b)	63,300	2,301,588
Autoliv, Inc.	39,732	4,378,069
		6,679,657
Automobiles - 0.7%
Harley-Davidson, Inc.	97,200	3,580,848
Hotels, Restaurants & Leisure - 0.7%
Hilton Grand Vacations, Inc. (b)	83,694	3,362,825
Household Durables - 0.9%
Tempur Sealy International, Inc.	90,282	4,601,674
Leisure Products - 1.3%
Brunswick Corp.	39,500	3,821,625
Topgolf Callaway Brands Corp. (b)(c)	203,900	2,923,926
		6,745,551
Specialty Retail - 2.8%
American Eagle Outfitters, Inc.	185,489	3,924,947
Lithia Motors, Inc. Class A (sub. vtg.)	11,668	3,842,039
Signet Jewelers Ltd.	27,600	2,960,376
Upbound Group, Inc.	114,366	3,885,013
		14,612,375
Textiles, Apparel & Luxury Goods - 1.0%
Gildan Activewear, Inc.	80,400	2,658,864
PVH Corp.	21,500	2,625,580
		5,284,444
TOTAL CONSUMER DISCRETIONARY		44,867,374
CONSUMER STAPLES - 5.9%
Beverages - 1.5%
Keurig Dr. Pepper, Inc.	230,482	7,679,660
Consumer Staples Distribution & Retail - 1.8%
U.S. Foods Holding Corp. (b)	202,944	9,215,687
Food Products - 1.8%
Bunge Global SA	37,600	3,795,720
Darling Ingredients, Inc. (b)	117,503	5,856,350
		9,652,070
Personal Care Products - 0.8%
Kenvue, Inc.	191,100	4,114,383
TOTAL CONSUMER STAPLES		30,661,800
ENERGY - 9.9%
Energy Equipment & Services - 1.0%
Expro Group Holdings NV (b)	329,823	5,250,782
Oil, Gas & Consumable Fuels - 8.9%
Canadian Natural Resources Ltd.	105,011	6,879,744
Exxon Mobil Corp.	140,460	14,043,190
Imperial Oil Ltd. (c)	112,358	6,400,349
MEG Energy Corp. (b)	184,900	3,302,957
Shell PLC ADR	67,625	4,449,725
Targa Resources Corp.	61,958	5,382,291
Tourmaline Oil Corp.	121,779	5,476,632
		45,934,888
TOTAL ENERGY		51,185,670
FINANCIALS - 21.4%
Banks - 5.6%
East West Bancorp, Inc.	90,869	6,538,025
First Citizens Bancshares, Inc.	5,098	7,233,909
Popular, Inc.	52,800	4,333,296
U.S. Bancorp	168,832	7,307,049
Webster Financial Corp.	64,800	3,289,248
		28,701,527
Capital Markets - 4.1%
Ameriprise Financial, Inc.	18,847	7,158,656
LPL Financial	27,575	6,276,622
Raymond James Financial, Inc.	45,756	5,101,794
UBS Group AG	92,080	2,857,485
		21,394,557
Consumer Finance - 2.1%
OneMain Holdings, Inc.	120,555	5,931,306
SLM Corp.	248,297	4,747,439
		10,678,745
Financial Services - 4.5%
Apollo Global Management, Inc.	82,729	7,709,516
Global Payments, Inc.	56,820	7,216,140
NCR Atleos Corp.	107,993	2,623,150
Walker & Dunlop, Inc.	51,152	5,678,384
		23,227,190
Insurance - 5.1%
American Financial Group, Inc.	39,029	4,640,158
Assurant, Inc.	43,187	7,276,578
Reinsurance Group of America, Inc.	38,580	6,241,472
The Travelers Companies, Inc.	43,269	8,242,312
		26,400,520
TOTAL FINANCIALS		110,402,539
HEALTH CARE - 10.9%
Health Care Providers & Services - 6.1%
Centene Corp. (b)	141,687	10,514,592
Cigna Group	40,121	12,014,233
CVS Health Corp.	115,548	9,123,670
		31,652,495
Pharmaceuticals - 4.8%
AstraZeneca PLC sponsored ADR	112,508	7,577,414
Jazz Pharmaceuticals PLC (b)	33,496	4,120,008
Roche Holding AG (participation certificate)	22,545	6,553,686
Sanofi SA sponsored ADR	124,979	6,215,206
		24,466,314
TOTAL HEALTH CARE		56,118,809
INDUSTRIALS - 16.3%
Aerospace & Defense - 1.7%
The Boeing Co. (b)	33,330	8,687,798
Air Freight & Logistics - 1.3%
FedEx Corp.	25,831	6,534,468
Building Products - 1.9%
Builders FirstSource, Inc. (b)	33,566	5,603,508
Johnson Controls International PLC	74,300	4,282,652
		9,886,160
Commercial Services & Supplies - 1.0%
The Brink's Co.	58,134	5,112,885
Construction & Engineering - 0.9%
Willscot Mobile Mini Holdings (b)	104,339	4,643,086
Electrical Equipment - 1.5%
Regal Rexnord Corp.	53,300	7,889,466
Ground Transportation - 3.1%
Knight-Swift Transportation Holdings, Inc. Class A	79,709	4,595,224
U-Haul Holding Co. (non-vtg.)	81,537	5,743,466
XPO, Inc. (b)	64,495	5,649,117
		15,987,807
Industrial Conglomerates - 0.6%
Siemens AG	17,200	3,226,880
Machinery - 2.7%
Allison Transmission Holdings, Inc.	78,555	4,567,973
Chart Industries, Inc. (b)	23,200	3,162,856
Timken Co.	80,657	6,464,659
		14,195,488
Professional Services - 1.6%
Concentrix Corp.	47,609	4,675,680
Manpower, Inc.	46,342	3,682,799
		8,358,479
TOTAL INDUSTRIALS		84,522,517
INFORMATION TECHNOLOGY - 4.4%
Communications Equipment - 1.8%
Ciena Corp. (b)	60,100	2,705,101
Lumentum Holdings, Inc. (b)	127,970	6,708,187
		9,413,288
Electronic Equipment, Instruments & Components - 1.7%
Flex Ltd. (b)	279,496	8,513,448
Software - 0.4%
NCR Voyix Corp. (b)	133,186	2,252,175
Technology Hardware, Storage & Peripherals - 0.5%
Hewlett Packard Enterprise Co.	155,100	2,633,598
TOTAL INFORMATION TECHNOLOGY		22,812,509
MATERIALS - 6.9%
Chemicals - 5.4%
Axalta Coating Systems Ltd. (b)	102,478	3,481,178
Celanese Corp. Class A	36,439	5,661,527
Methanex Corp. (c)	93,000	4,404,480
Olin Corp.	81,171	4,379,175
The Chemours Co. LLC	172,577	5,443,079
Westlake Corp.	31,800	4,450,728
		27,820,167
Metals & Mining - 0.8%
Glencore PLC	699,700	4,205,929
Paper & Forest Products - 0.7%
Louisiana-Pacific Corp.	51,500	3,647,745
TOTAL MATERIALS		35,673,841
REAL ESTATE - 5.1%
Equity Real Estate Investment Trusts (REITs) - 4.0%
Camden Property Trust (SBI)	34,800	3,455,292
CubeSmart	11,396	528,205
Prologis (REIT), Inc.	44,283	5,902,924
Ventas, Inc.	93,237	4,646,932
Welltower, Inc.	70,771	6,381,421
		20,914,774
Real Estate Management & Development - 1.1%
Jones Lang LaSalle, Inc. (b)	29,432	5,558,822
TOTAL REAL ESTATE		26,473,596
UTILITIES - 5.9%
Electric Utilities - 3.9%
Constellation Energy Corp.	55,687	6,509,253
FirstEnergy Corp.	66,000	2,419,560
NextEra Energy, Inc.	73,085	4,439,183
PG&E Corp.	382,597	6,898,224
		20,266,220
Independent Power and Renewable Electricity Producers - 1.2%
The AES Corp.	312,709	6,019,648
Multi-Utilities - 0.8%
Sempra	55,052	4,114,036
TOTAL UTILITIES		30,399,904
TOTAL COMMON STOCKS (Cost $397,339,656)		515,509,503

Money Market Funds - 0.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	491,199	491,297
Fidelity Securities Lending Cash Central Fund 5.40% (d)(e)	4,048,751	4,049,156
TOTAL MONEY MARKET FUNDS (Cost $4,540,453)		4,540,453

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $401,880,109)	520,049,956
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(3,204,055)
NET ASSETS - 100.0%	516,845,901

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,575,142 or 0.9% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	9,324,719	76,156,753	84,990,175	208,562	-	-	491,297	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	2,787,331	124,223,418	122,961,593	26,602	-	-	4,049,156	0.0%
Total	12,112,050	200,380,171	207,951,768	235,164	-	-	4,540,453

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	22,390,944	17,815,802	4,575,142	-
Consumer Discretionary	44,867,374	44,867,374	-	-
Consumer Staples	30,661,800	30,661,800	-	-
Energy	51,185,670	51,185,670	-	-
Financials	110,402,539	110,402,539	-	-
Health Care	56,118,809	49,565,123	6,553,686	-
Industrials	84,522,517	81,295,637	3,226,880	-
Information Technology	22,812,509	22,812,509	-	-
Materials	35,673,841	31,467,912	4,205,929	-
Real Estate	26,473,596	26,473,596	-	-
Utilities	30,399,904	30,399,904	-	-

Money Market Funds	4,540,453	4,540,453	-	-
Total Investments in Securities:	520,049,956	501,488,319	18,561,637	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $3,875,850) - See accompanying schedule:
Unaffiliated issuers (cost $397,339,656)	$515,509,503
Fidelity Central Funds (cost $4,540,453)	4,540,453

Total Investment in Securities (cost $401,880,109)		$520,049,956
Cash		16,866
Foreign currency held at value (cost $22,297)		22,297
Receivable for investments sold		5,981,266
Receivable for fund shares sold		175,555
Dividends receivable		694,766
Distributions receivable from Fidelity Central Funds		13,728
Prepaid expenses		487
Other receivables		786
Total assets		526,955,707
Liabilities
Payable for fund shares redeemed	$5,712,419
Accrued management fee	220,617
Distribution and service plan fees payable	13,102
Other affiliated payables	61,338
Other payables and accrued expenses	53,330
Collateral on securities loaned	4,049,000
Total Liabilities		10,109,806
Net Assets		$516,845,901
Net Assets consist of:
Paid in capital		$388,265,636
Total accumulated earnings (loss)		128,580,265
Net Assets		$516,845,901

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($129,715,912 ÷ 6,786,440 shares)		$19.11
Service Class :
Net Asset Value, offering price and redemption price per share ($280,571 ÷ 14,675 shares)		$19.12
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($65,167,856 ÷ 3,486,949 shares)		$18.69
Investor Class :
Net Asset Value, offering price and redemption price per share ($321,681,562 ÷ 16,877,557 shares)		$19.06
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$8,868,098
Income from Fidelity Central Funds (including $26,602 from security lending)		235,164
Total Income		9,103,262
Expenses
Management fee	$2,542,665
Transfer agent fees	541,227
Distribution and service plan fees	131,981
Accounting fees	171,388
Custodian fees and expenses	34,266
Independent trustees' fees and expenses	2,972
Audit	63,544
Legal	9,363
Miscellaneous	1,949
Total expenses before reductions	3,499,355
Expense reductions	(29,119)
Total expenses after reductions		3,470,236
Net Investment income (loss)		5,633,026
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	29,042,080
Foreign currency transactions	(6,556)
Total net realized gain (loss)		29,035,524
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	52,751,073
Assets and liabilities in foreign currencies	17,754
Total change in net unrealized appreciation (depreciation)		52,768,827
Net gain (loss)		81,804,351
Net increase (decrease) in net assets resulting from operations		$87,437,377
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,633,026	$6,181,710
Net realized gain (loss)	29,035,524	10,091,130
Change in net unrealized appreciation (depreciation)	52,768,827	(41,645,502)
Net increase (decrease) in net assets resulting from operations	87,437,377	(25,372,662)
Distributions to shareholders	(23,255,866)	(22,454,265)

Share transactions - net increase (decrease)	(30,607,116)	53,932,406
Total increase (decrease) in net assets	33,574,395	6,105,479

Net Assets
Beginning of period	483,271,506	477,166,027
End of period	$516,845,901	$483,271,506

Financial Highlights
VIP Value Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.73	$18.28	$15.96	$15.78	$13.08
Income from Investment Operations
Net investment income (loss) A,B	.22	.23	.31	.19	.26
Net realized and unrealized gain (loss)	3.06	(.96)	4.41	.75	3.74
Total from investment operations	3.28	(.73)	4.72	.94	4.00
Distributions from net investment income	(.24)	(.23)	(.32)	(.20)	(.27)
Distributions from net realized gain	(.67)	(.59)	(2.07)	(.56)	(1.03)
Total distributions	(.90) C	(.82)	(2.40) C	(.76)	(1.30)
Net asset value, end of period	$19.11	$16.73	$18.28	$15.96	$15.78
Total Return D,E	19.79%	(4.11)%	30.07%	6.33%	32.13%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.65%	.64%	.64%	.67%	.67%
Expenses net of fee waivers, if any	.64%	.64%	.64%	.67%	.67%
Expenses net of all reductions	.64%	.64%	.64%	.65%	.66%
Net investment income (loss)	1.24%	1.32%	1.62%	1.48%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$129,716	$121,880	$159,917	$131,037	$116,401
Portfolio turnover rate H	51%	48%	68%	81%	67%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Value Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.74	$18.28	$15.96	$15.78	$13.08
Income from Investment Operations
Net investment income (loss) A,B	.20	.21	.29	.18	.24
Net realized and unrealized gain (loss)	3.07	(.95)	4.40	.75	3.75
Total from investment operations	3.27	(.74)	4.69	.93	3.99
Distributions from net investment income	(.22)	(.21)	(.30)	(.19)	(.25)
Distributions from net realized gain	(.67)	(.59)	(2.07)	(.56)	(1.03)
Total distributions	(.89)	(.80)	(2.37)	(.75)	(1.29) C
Net asset value, end of period	$19.12	$16.74	$18.28	$15.96	$15.78
Total Return D,E	19.67%	(4.17)%	29.92%	6.23%	32.01%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.75%	.74%	.74%	.77%	.77%
Expenses net of fee waivers, if any	.74%	.74%	.74%	.77%	.77%
Expenses net of all reductions	.74%	.74%	.74%	.75%	.76%
Net investment income (loss)	1.14%	1.22%	1.52%	1.38%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$281	$240	$337	$275	$270
Portfolio turnover rate H	51%	48%	68%	81%	67%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Value Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.39	$17.93	$15.70	$15.55	$12.91
Income from Investment Operations
Net investment income (loss) A,B	.17	.18	.26	.16	.22
Net realized and unrealized gain (loss)	2.99	(.93)	4.33	.72	3.68
Total from investment operations	3.16	(.75)	4.59	.88	3.90
Distributions from net investment income	(.20)	(.20)	(.28)	(.17)	(.23)
Distributions from net realized gain	(.67)	(.59)	(2.07)	(.56)	(1.03)
Total distributions	(.86) C	(.79)	(2.36) C	(.73)	(1.26)
Net asset value, end of period	$18.69	$16.39	$17.93	$15.70	$15.55
Total Return D,E	19.47%	(4.29)%	29.72%	6.02%	31.77%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.90%	.89%	.89%	.92%	.92%
Expenses net of fee waivers, if any	.89%	.89%	.89%	.92%	.92%
Expenses net of all reductions	.89%	.89%	.89%	.91%	.91%
Net investment income (loss)	.99%	1.07%	1.37%	1.22%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$65,168	$43,667	$26,890	$10,204	$9,262
Portfolio turnover rate H	51%	48%	68%	81%	67%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Value Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.69	$18.23	$15.92	$15.75	$13.06
Income from Investment Operations
Net investment income (loss) A,B	.21	.22	.29	.18	.25
Net realized and unrealized gain (loss)	3.05	(.95)	4.40	.74	3.73
Total from investment operations	3.26	(.73)	4.69	.92	3.98
Distributions from net investment income	(.22)	(.22)	(.31)	(.19)	(.26)
Distributions from net realized gain	(.67)	(.59)	(2.07)	(.56)	(1.03)
Total distributions	(.89)	(.81)	(2.38)	(.75)	(1.29)
Net asset value, end of period	$19.06	$16.69	$18.23	$15.92	$15.75
Total Return C,D	19.68%	(4.13)%	29.98%	6.20%	32.01%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.72%	.72%	.72%	.74%	.75%
Expenses net of fee waivers, if any	.72%	.72%	.72%	.74%	.75%
Expenses net of all reductions	.72%	.72%	.72%	.73%	.74%
Net investment income (loss)	1.16%	1.24%	1.55%	1.40%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$321,682	$317,484	$290,021	$190,229	$197,903
Portfolio turnover rate G	51%	48%	68%	81%	67%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$128,832,939
Gross unrealized depreciation	(10,985,273)
Net unrealized appreciation (depreciation)	$117,847,666
Tax Cost	$402,202,290

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$10,764,275
Net unrealized appreciation (depreciation) on securities and other investments	$117,865,406

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$5,786,810	$ 6,187,116
Long-term Capital Gains	17,469,056	16,267,149
Total	$23,255,866	$ 22,454,265

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Value Portfolio	245,317,298	285,064,358

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$255
Service Class 2	131,726
$131,981
Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$77,046.06
Service Class	161.06
Service Class 2	33,195.06
Investor Class	430,825.14
	$541,227

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Value Portfolio	0.0353%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
VIP Value Portfolio	.04

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate
Initial Class	.58
Service Class	.58
Service Class 2.58
Investor Class	.66

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Value Portfolio	$5,956

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Value Portfolio	23,390,077	15,242,590	957,549
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
VIP Value Portfolio	$886
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Value Portfolio	$2,876	$-	$-
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $29,119.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Value Portfolio
Distributions to shareholders
Initial Class	$ 6,051,925	$6,194,114
Service Class	12,584	12,231
Service Class 2	2,844,063	1,749,253
Investor Class	14,347,294	14,498,667
Total	$23,255,866	$22,454,265

10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Value Portfolio
Initial Class
Shares sold	1,469,173	3,686,707	$26,125,211	$65,469,302
Reinvestment of distributions	326,778	356,830	6,051,925	6,194,114
Shares redeemed	(2,293,424)	(5,508,430)	(41,328,763)	(96,408,515)
Net increase (decrease)	(497,473)	(1,464,893)	$(9,151,627)	$(24,745,099)
Service Class
Shares sold	-	13,984	$5	$239,677
Reinvestment of distributions	460	493	8,518	8,569
Shares redeemed	(140)	(18,566)	(2,533)	(321,399)
Net increase (decrease)	320	(4,089)	$5,990	$(73,153)
Service Class 2
Shares sold	1,379,622	2,159,822	$24,333,754	$36,638,710
Reinvestment of distributions	156,957	103,474	2,844,063	1,749,253
Shares redeemed	(714,540)	(1,097,796)	(12,184,219)	(18,269,781)
Net increase (decrease)	822,039	1,165,500	$14,993,598	$20,118,182
Investor Class
Shares sold	1,141,669	6,099,854	$20,426,631	$108,956,648
Reinvestment of distributions	776,789	839,517	14,347,294	14,498,665
Shares redeemed	(4,066,386)	(3,819,745)	(71,229,002)	(64,822,837)
Net increase (decrease)	(2,147,928)	3,119,626	$(36,455,077)	$58,632,476
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Value Portfolio	62%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
VIP Value Portfolio	22%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund and the Shareholders of VIP Value Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the "Fund"), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 12, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Value Portfolio
Initial Class **	.64%
Actual		$ 1,000	$ 1,115.20	$ 3.41
Hypothetical-B		$ 1,000	$ 1,021.98	$ 3.26
Service Class **	.74%
Actual		$ 1,000	$ 1,114.80	$ 3.94
Hypothetical-B		$ 1,000	$ 1,021.48	$ 3.77
Service Class 2	.89%
Actual		$ 1,000	$ 1,113.80	$ 4.74
Hypothetical-B		$ 1,000	$ 1,020.72	$ 4.53
Investor Class **	.71%
Actual		$ 1,000	$ 1,114.70	$ 3.78
Hypothetical-B		$ 1,000	$ 1,021.63	$ 3.62

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
VIP Value Portfolio
Initial Class	.60%
Actual		$ 3.20
Hypothetical- B		$ 3.06
Service Class	.70%
Actual		$ 3.73
Hypothetical- B		$ 3.57
Investor Class	.67%
Actual		$ 3.57
Hypothetical- B		$ 3.41

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $28,317,891, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class, designate 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Value Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class, which was selected because it is the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Initial Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons [of [the] [name of representative class]] of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Initial Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Initial Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Initial Class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
 The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.768949.122
VIPVAL-ANN-0224
Fidelity® Variable Insurance Products:

VIP Equity-Income Portfolio℠

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	10.65%	12.30%	8.58%
Service Class	10.53%	12.18%	8.47%
Service Class 2	10.38%	12.01%	8.31%
Investor Class	10.56%	12.21%	8.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio℠ - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 26.29% in 2023, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -18.11% in 2022, the index's sharp reversal was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and three times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 14% in the final two months. By sector for the year, tech (+61%) and communication services (+56%) led the way, followed by consumer discretionary (+43%). In contrast, the defensive-oriented utilities (-7%) and consumer staples (+1%) sectors notably lagged, as did energy (-1%), hampered by lower oil prices.
Comments from Portfolio Manager Ramona Persaud:
For the fiscal year ending December 31, 2023, the fund's share classes gained about 10% to 11%, versus 11.66% for the benchmark Russell 3000® Value Index. Relative to the benchmark, market selection was the primary detractor, especially an overweight in consumer staples. Stock selection in communication services also hurt. Also hurting our result were stock picks in information technology and financials. The largest individual relative detractor this period was avoiding Meta Platforms, a benchmark component that gained 140%. The second-largest relative detractor this period was avoiding Intel, a benchmark component that gained approximately 95%. Not owning Salesforce, a benchmark component that gained roughly 98%, was another notable relative detractor. In contrast, the biggest contributor to performance versus the benchmark was stock picking in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock picks in consumer staples and industrials also boosted the fund's relative performance. Not owning Pfizer, a benchmark component that returned -41%, was the top individual relative contributor. An overweight stake in Eli Lilly gained 62% and was a second notable relative contributor. This period we decreased our investment in Eli Lilly. Another notable relative contributor was our non-benchmark stake in Microsoft (+59%). We reduced our holdings in the company. Notable changes in positioning include higher allocations to the consumer discretionary and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

JPMorgan Chase & Co.	3.9
Exxon Mobil Corp.	2.9
Bank of America Corp.	2.6
Linde PLC	2.2
Wells Fargo & Co.	1.9
The Boeing Co.	1.8
Danaher Corp.	1.8
Cisco Systems, Inc.	1.7
General Electric Co.	1.7
PNC Financial Services Group, Inc.	1.6
22.1

Market Sectors (% of Fund's net assets)

Financials	19.8
Health Care	14.5
Industrials	12.9
Information Technology	11.6
Consumer Staples	9.1
Energy	7.7
Communication Services	5.6
Materials	5.2
Utilities	5.1
Consumer Discretionary	4.9
Real Estate	2.2

Asset Allocation (% of Fund's net assets)

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services - 1.5%
AT&T, Inc.	2,134,070	35,809,695
Verizon Communications, Inc.	1,350,260	50,904,802
		86,714,497
Interactive Media & Services - 1.5%
Alphabet, Inc. Class A (a)	618,260	86,364,739
Media - 1.7%
Comcast Corp. Class A	1,779,833	78,045,677
Interpublic Group of Companies, Inc.	622,973	20,333,839
		98,379,516
Wireless Telecommunication Services - 0.9%
T-Mobile U.S., Inc.	343,318	55,044,175
TOTAL COMMUNICATION SERVICES		326,502,927
CONSUMER DISCRETIONARY - 4.9%
Diversified Consumer Services - 0.5%
H&R Block, Inc.	550,200	26,613,174
Hotels, Restaurants & Leisure - 1.5%
McDonald's Corp.	299,580	88,828,466
Specialty Retail - 2.5%
Best Buy Co., Inc.	132,500	10,372,100
Burlington Stores, Inc. (a)	182,078	35,410,529
Dick's Sporting Goods, Inc.	20,900	3,071,255
Lowe's Companies, Inc.	103,400	23,011,670
TJX Companies, Inc.	806,574	75,664,707
		147,530,261
Textiles, Apparel & Luxury Goods - 0.4%
Columbia Sportswear Co. (b)	47,100	3,746,334
Tapestry, Inc.	456,000	16,785,360
		20,531,694
TOTAL CONSUMER DISCRETIONARY		283,503,595
CONSUMER STAPLES - 9.1%
Beverages - 1.5%
Keurig Dr. Pepper, Inc.	1,119,300	37,295,076
The Coca-Cola Co.	872,146	51,395,564
		88,690,640
Consumer Staples Distribution & Retail - 4.0%
Albertsons Companies, Inc.	368,700	8,480,100
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	336,100	19,792,372
BJ's Wholesale Club Holdings, Inc. (a)	377,505	25,164,483
Costco Wholesale Corp.	29,100	19,208,328
Dollar Tree, Inc. (a)	298,600	42,416,130
Metro, Inc.	335,900	17,387,556
Target Corp.	83,108	11,836,241
Walmart, Inc.	554,145	87,360,959
		231,646,169
Food Products - 1.1%
Bunge Global SA	255,100	25,752,345
Mondelez International, Inc.	544,071	39,407,063
		65,159,408
Household Products - 1.5%
Procter & Gamble Co.	597,244	87,520,136
Personal Care Products - 1.0%
Estee Lauder Companies, Inc. Class A	84,000	12,285,000
Kenvue, Inc.	1,745,091	37,571,809
Unilever PLC	157,900	7,644,101
		57,500,910
TOTAL CONSUMER STAPLES		530,517,263
ENERGY - 7.7%
Oil, Gas & Consumable Fuels - 7.7%
Canadian Natural Resources Ltd.	657,300	43,062,687
ConocoPhillips Co.	635,504	73,762,949
Enterprise Products Partners LP	1,322,144	34,838,494
Exxon Mobil Corp.	1,663,766	166,343,325
Hess Corp.	287,300	41,417,168
Imperial Oil Ltd.	715,535	40,759,656
Phillips 66 Co.	195,900	26,082,126
Valero Energy Corp.	148,234	19,270,420
		445,536,825
FINANCIALS - 19.8%
Banks - 12.3%
Bank of America Corp.	4,558,309	153,478,264
Huntington Bancshares, Inc.	3,163,470	40,239,338
JPMorgan Chase & Co.	1,348,075	229,307,558
M&T Bank Corp.	330,067	45,245,584
PNC Financial Services Group, Inc.	600,800	93,033,880
U.S. Bancorp	1,049,000	45,400,720
Wells Fargo & Co.	2,207,201	108,638,433
		715,343,777
Capital Markets - 0.8%
BlackRock, Inc. Class A	58,100	47,165,580
Consumer Finance - 0.7%
Capital One Financial Corp.	283,716	37,200,842
Financial Services - 1.1%
Edenred SA	415,600	24,839,520
Visa, Inc. Class A	143,542	37,371,160
		62,210,680
Insurance - 4.9%
American Financial Group, Inc.	272,800	32,433,192
Chubb Ltd.	389,782	88,090,732
Hartford Financial Services Group, Inc.	781,400	62,808,932
Marsh & McLennan Companies, Inc.	236,300	44,771,761
The Travelers Companies, Inc.	300,440	57,230,816
		285,335,433
TOTAL FINANCIALS		1,147,256,312
HEALTH CARE - 14.5%
Biotechnology - 1.2%
Gilead Sciences, Inc.	861,200	69,765,812
Health Care Providers & Services - 2.7%
Cigna Group	219,109	65,612,190
UnitedHealth Group, Inc.	174,212	91,717,392
		157,329,582
Life Sciences Tools & Services - 1.8%
Danaher Corp.	445,668	103,100,835
Pharmaceuticals - 8.8%
AstraZeneca PLC (United Kingdom)	487,036	65,696,242
Bristol-Myers Squibb Co.	819,637	42,055,574
Eli Lilly & Co.	118,658	69,168,121
Johnson & Johnson	564,958	88,551,517
Merck & Co., Inc.	771,900	84,152,538
Roche Holding AG (participation certificate)	230,751	67,077,831
Royalty Pharma PLC	989,600	27,797,864
Sanofi SA	690,655	68,632,295
		513,131,982
TOTAL HEALTH CARE		843,328,211
INDUSTRIALS - 12.9%
Aerospace & Defense - 3.7%
General Dynamics Corp.	108,900	28,278,063
Huntington Ingalls Industries, Inc.	137,400	35,674,536
Northrop Grumman Corp.	97,001	45,410,048
The Boeing Co. (a)	401,000	104,524,660
		213,887,307
Air Freight & Logistics - 0.7%
United Parcel Service, Inc. Class B	254,114	39,954,344
Building Products - 0.5%
Johnson Controls International PLC	472,200	27,217,608
Commercial Services & Supplies - 0.4%
GFL Environmental, Inc.	362,800	12,515,443
Veralto Corp.	144,822	11,913,058
		24,428,501
Electrical Equipment - 1.1%
AMETEK, Inc.	297,452	49,046,860
Regal Rexnord Corp.	88,800	13,144,176
		62,191,036
Industrial Conglomerates - 2.5%
General Electric Co.	776,220	99,068,959
Hitachi Ltd.	261,400	18,802,432
Siemens AG	158,029	29,647,712
		147,519,103
Machinery - 2.7%
Crane Co.	348,700	41,195,418
Fortive Corp.	434,816	32,015,502
Hillenbrand, Inc.	191,887	9,181,793
ITT, Inc.	645,152	76,979,537
		159,372,250
Professional Services - 0.7%
Experian PLC	367,500	14,992,287
KBR, Inc.	360,500	19,975,305
Paychex, Inc.	45,400	5,407,594
		40,375,186
Trading Companies & Distributors - 0.6%
Watsco, Inc. (b)	81,958	35,116,544
TOTAL INDUSTRIALS		750,061,879
INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 1.7%
Cisco Systems, Inc.	1,968,754	99,461,452
Electronic Equipment, Instruments & Components - 0.3%
Crane Nxt Co.	265,100	15,076,237
IT Services - 1.8%
Accenture PLC Class A	142,800	50,109,948
Amdocs Ltd.	604,633	53,141,194
		103,251,142
Semiconductors & Semiconductor Equipment - 3.4%
Analog Devices, Inc.	252,400	50,116,544
NXP Semiconductors NV	320,300	73,566,504
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	685,991	71,343,064
		195,026,112
Software - 2.9%
Gen Digital, Inc.	665,100	15,177,582
Microsoft Corp.	216,550	81,431,462
Roper Technologies, Inc.	131,194	71,523,033
		168,132,077
Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	84,129	16,197,356
Samsung Electronics Co. Ltd.	1,092,606	66,238,490
Seagate Technology Holdings PLC	90,300	7,708,911
		90,144,757
TOTAL INFORMATION TECHNOLOGY		671,091,777
MATERIALS - 5.2%
Chemicals - 2.2%
Linde PLC	315,389	129,533,416
Containers & Packaging - 1.5%
Ball Corp.	582,900	33,528,408
Crown Holdings, Inc.	571,559	52,634,868
		86,163,276
Metals & Mining - 1.5%
Freeport-McMoRan, Inc.	2,036,900	86,710,833
TOTAL MATERIALS		302,407,525
REAL ESTATE - 2.2%
Equity Real Estate Investment Trusts (REITs) - 2.2%
American Tower Corp.	177,873	38,399,223
Lamar Advertising Co. Class A	532,108	56,552,438
Public Storage	109,696	33,457,280
		128,408,941
UTILITIES - 5.1%
Electric Utilities - 3.5%
Constellation Energy Corp.	310,549	36,300,073
Exelon Corp.	556,249	19,969,339
FirstEnergy Corp.	457,600	16,775,616
NextEra Energy, Inc.	993,316	60,334,014
PG&E Corp.	1,211,800	21,848,754
Southern Co.	673,300	47,211,796
		202,439,592
Independent Power and Renewable Electricity Producers - 0.3%
Vistra Corp.	404,801	15,592,935
Multi-Utilities - 1.3%
Ameren Corp.	255,858	18,508,768
CenterPoint Energy, Inc.	702,568	20,072,368
Dominion Energy, Inc.	345,600	16,243,200
WEC Energy Group, Inc.	262,225	22,071,478
		76,895,814
TOTAL UTILITIES		294,928,341
TOTAL COMMON STOCKS (Cost $3,790,075,823)		5,723,543,596

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (c)	77,900,027	77,915,607
Fidelity Securities Lending Cash Central Fund 5.40% (c)(d)	33,636,766	33,640,130
TOTAL MONEY MARKET FUNDS (Cost $111,555,737)		111,555,737

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $3,901,631,560)	5,835,099,333
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(31,553,720)
NET ASSETS - 100.0%	5,803,545,613

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	210,287,544	468,226,827	600,598,764	8,961,262	-	-	77,915,607	0.2%
Fidelity Securities Lending Cash Central Fund 5.40%	5,258,100	376,778,065	348,396,035	203,616	-	-	33,640,130	0.1%
Total	215,545,644	845,004,892	948,994,799	9,164,878	-	-	111,555,737

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	326,502,927	326,502,927	-	-
Consumer Discretionary	283,503,595	283,503,595	-	-
Consumer Staples	530,517,263	522,873,162	7,644,101	-
Energy	445,536,825	445,536,825	-	-
Financials	1,147,256,312	1,147,256,312	-	-
Health Care	843,328,211	641,921,843	201,406,368	-
Industrials	750,061,879	686,619,448	63,442,431	-
Information Technology	671,091,777	671,091,777	-	-
Materials	302,407,525	302,407,525	-	-
Real Estate	128,408,941	128,408,941	-	-
Utilities	294,928,341	294,928,341	-	-

Money Market Funds	111,555,737	111,555,737	-	-
Total Investments in Securities:	5,835,099,333	5,562,606,433	272,492,900	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $32,890,220) - See accompanying schedule:
Unaffiliated issuers (cost $3,790,075,823)	$5,723,543,596
Fidelity Central Funds (cost $111,555,737)	111,555,737

Total Investment in Securities (cost $3,901,631,560)		$5,835,099,333
Foreign currency held at value (cost $10)		10
Receivable for fund shares sold		1,939,093
Dividends receivable		7,933,362
Distributions receivable from Fidelity Central Funds		655,812
Prepaid expenses		5,768
Other receivables		19,102
Total assets		5,845,652,480
Liabilities
Payable for investments purchased	$1,808,711
Payable for fund shares redeemed	3,779,507
Accrued management fee	2,002,439
Distribution and service plan fees payable	335,320
Other affiliated payables	419,091
Other payables and accrued expenses	121,669
Collateral on securities loaned	33,640,130
Total Liabilities		42,106,867
Net Assets		$5,803,545,613
Net Assets consist of:
Paid in capital		$3,843,004,390
Total accumulated earnings (loss)		1,960,541,223
Net Assets		$5,803,545,613

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($3,351,005,877 ÷ 134,861,472 shares)		$24.85
Service Class :
Net Asset Value, offering price and redemption price per share ($287,148,893 ÷ 11,647,886 shares)		$24.65
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($1,529,539,508 ÷ 63,961,872 shares)		$23.91
Investor Class :
Net Asset Value, offering price and redemption price per share ($635,851,335 ÷ 25,800,019 shares)		$24.65
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$129,303,916
Income from Fidelity Central Funds (including $203,616 from security lending)		9,164,878
Total Income		138,468,794
Expenses
Management fee	$23,730,451
Transfer agent fees	3,983,025
Distribution and service plan fees	4,000,249
Accounting fees	982,210
Custodian fees and expenses	70,636
Independent trustees' fees and expenses	34,588
Audit	108,506
Legal	15,872
Miscellaneous	26,356
Total expenses before reductions	32,951,893
Expense reductions	(344,611)
Total expenses after reductions		32,607,282
Net Investment income (loss)		105,861,512
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	203,756,976
Foreign currency transactions	150,975
Total net realized gain (loss)		203,907,951
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	255,784,593
Assets and liabilities in foreign currencies	97,661
Total change in net unrealized appreciation (depreciation)		255,882,254
Net gain (loss)		459,790,205
Net increase (decrease) in net assets resulting from operations		$565,651,717
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$105,861,512	$107,679,155
Net realized gain (loss)	203,907,951	189,124,702
Change in net unrealized appreciation (depreciation)	255,882,254	(623,257,072)
Net increase (decrease) in net assets resulting from operations	565,651,717	(326,453,215)
Distributions to shareholders	(266,340,236)	(298,100,306)

Share transactions - net increase (decrease)	(124,343,471)	(127,565,741)
Total increase (decrease) in net assets	174,968,010	(752,119,262)

Net Assets
Beginning of period	5,628,577,603	6,380,696,865
End of period	$5,803,545,613	$5,628,577,603

Financial Highlights
VIP Equity-Income Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$23.56	$26.15	$23.90	$23.77	$20.37
Income from Investment Operations
Net investment income (loss) A,B	.48	.48	.43	.39	.46
Net realized and unrealized gain (loss)	2.01	(1.76)	5.29	1.12	4.84
Total from investment operations	2.49	(1.28)	5.72	1.51	5.30
Distributions from net investment income	(.48)	(.47) C	(.51)	(.39)	(.45)
Distributions from net realized gain	(.72)	(.84) C	(2.95)	(.99)	(1.45)
Total distributions	(1.20)	(1.31)	(3.47) D	(1.38)	(1.90)
Net asset value, end of period	$24.85	$23.56	$26.15	$23.90	$23.77
Total Return E,F	10.65%	(4.96)%	24.89%	6.69%	27.44%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.51%	.51%	.51%	.53%	.53%
Expenses net of fee waivers, if any	.50%	.51%	.51%	.53%	.53%
Expenses net of all reductions	.50%	.51%	.51%	.52%	.52%
Net investment income (loss)	1.97%	1.94%	1.63%	1.87%	2.11%
Supplemental Data
Net assets, end of period (000 omitted)	$3,351,006	$3,235,040	$3,766,480	$3,185,391	$3,202,982
Portfolio turnover rate I	21%	20%	27%	57%	32%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal distributions per share do not sum due to rounding.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Equity-Income Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$23.38	$25.97	$23.74	$23.63	$20.26
Income from Investment Operations
Net investment income (loss) A,B	.45	.45	.40	.37	.44
Net realized and unrealized gain (loss)	1.99	(1.75)	5.26	1.10	4.81
Total from investment operations	2.44	(1.30)	5.66	1.47	5.25
Distributions from net investment income	(.45)	(.45) C	(.48)	(.37)	(.43)
Distributions from net realized gain	(.72)	(.84) C	(2.95)	(.99)	(1.45)
Total distributions	(1.17)	(1.29)	(3.43)	(1.36)	(1.88)
Net asset value, end of period	$24.65	$23.38	$25.97	$23.74	$23.63
Total Return D,E	10.53%	(5.09)%	24.83%	6.55%	27.32%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.61%	.61%	.61%	.63%	.63%
Expenses net of fee waivers, if any	.60%	.61%	.61%	.63%	.63%
Expenses net of all reductions	.60%	.61%	.61%	.62%	.62%
Net investment income (loss)	1.87%	1.84%	1.53%	1.77%	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$287,149	$286,805	$326,787	$284,767	$299,079
Portfolio turnover rate H	21%	20%	27%	57%	32%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Equity-Income Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$22.71	$25.27	$23.18	$23.10	$19.85
Income from Investment Operations
Net investment income (loss) A,B	.40	.40	.35	.33	.40
Net realized and unrealized gain (loss)	1.94	(1.71)	5.13	1.09	4.70
Total from investment operations	2.34	(1.31)	5.48	1.42	5.10
Distributions from net investment income	(.42)	(.41) C	(.44)	(.34)	(.40)
Distributions from net realized gain	(.72)	(.84) C	(2.95)	(.99)	(1.45)
Total distributions	(1.14)	(1.25)	(3.39)	(1.34) D	(1.85)
Net asset value, end of period	$23.91	$22.71	$25.27	$23.18	$23.10
Total Return E,F	10.38%	(5.25)%	24.60%	6.44%	27.11%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.76%	.76%	.76%	.78%	.78%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.78%	.78%
Expenses net of all reductions	.75%	.76%	.76%	.77%	.77%
Net investment income (loss)	1.72%	1.69%	1.38%	1.62%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$1,529,540	$1,509,527	$1,659,719	$1,563,662	$1,431,212
Portfolio turnover rate I	21%	20%	27%	57%	32%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal distributions per share do not sum due to rounding.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Equity-Income Portfolio℠ Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$23.38	$25.96	$23.74	$23.63	$20.26
Income from Investment Operations
Net investment income (loss) A,B	.45	.45	.41	.38	.44
Net realized and unrealized gain (loss)	2.00	(1.74)	5.26	1.10	4.81
Total from investment operations	2.45	(1.29)	5.67	1.48	5.25
Distributions from net investment income	(.46)	(.45) C	(.49)	(.38)	(.44)
Distributions from net realized gain	(.72)	(.84) C	(2.95)	(.99)	(1.45)
Total distributions	(1.18)	(1.29)	(3.45) D	(1.37)	(1.88) D
Net asset value, end of period	$24.65	$23.38	$25.96	$23.74	$23.63
Total Return E,F	10.56%	(5.02)%	24.83%	6.57%	27.35%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.59%	.59%	.59%	.60%	.61%
Expenses net of fee waivers, if any	.58%	.58%	.58%	.60%	.61%
Expenses net of all reductions	.58%	.58%	.58%	.60%	.60%
Net investment income (loss)	1.90%	1.86%	1.55%	1.80%	2.03%
Supplemental Data
Net assets, end of period (000 omitted)	$635,851	$597,206	$627,711	$464,283	$449,909
Portfolio turnover rate I	21%	20%	27%	57%	32%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal distributions per share do not sum due to rounding.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Equity-Income Portfolio	$17,938

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,044,450,979
Gross unrealized depreciation	(104,126,190)
Net unrealized appreciation (depreciation)	$1,940,324,789
Tax Cost	$3,894,774,544

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$31,355,613
Net unrealized appreciation (depreciation) on securities and other investments	$1,929,185,609

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$103,858,806	$107,347,297
Long-term Capital Gains	162,481,430	190,753,009
Total	$266,340,236	$298,100,306
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Equity-Income Portfolio	1,132,977,695	1,234,026,193
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$280,866
Service Class 2	3,719,383
$4,000,249

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$2,032,195.06
Service Class	176,945.06
Service Class 2	937,285.06
Investor Class	836,600.14
	$3,983,025

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Equity-Income Portfolio	.0172

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Equity-Income Portfolio	.02

Subsequent Event- Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	.47
Service Class	.47
Service Class 2.47
Investor Class	.55

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Equity-Income Portfolio	$14,645

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Equity-Income Portfolio	137,822,996	169,878,052	19,135,120
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Equity-Income Portfolio	$10,209
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Equity-Income Portfolio	$20,744	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $5,677.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $338,934.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Equity-Income Portfolio
Distributions to shareholders
Initial Class	$154,813,451	$172,087,787
Service Class	13,133,958	15,094,456
Service Class 2	69,549,024	79,440,158
Investor Class	28,843,803	31,477,905
Total	$266,340,236	$298,100,306
10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Equity-Income Portfolio
Initial Class
Shares sold	7,950,840	8,687,731	$190,891,414	$215,605,540
Reinvestment of distributions	6,337,022	7,190,967	154,813,451	172,087,787
Shares redeemed	(16,750,463)	(22,577,302)	(404,310,702)	(556,735,404)
Net increase (decrease)	(2,462,601)	(6,698,604)	$(58,605,837)	$(169,042,077)
Service Class
Shares sold	363,643	874,027	$8,727,743	$21,820,943
Reinvestment of distributions	541,830	635,539	13,133,958	15,094,456
Shares redeemed	(1,523,885)	(1,828,012)	(36,506,597)	(44,876,939)
Net increase (decrease)	(618,412)	(318,446)	$(14,644,896)	$(7,961,540)
Service Class 2
Shares sold	4,999,477	8,220,770	$116,004,256	$194,576,846
Reinvestment of distributions	2,957,016	3,441,999	69,549,024	79,440,158
Shares redeemed	(10,450,857)	(10,894,425)	(243,127,879)	(259,133,632)
Net increase (decrease)	(2,494,364)	768,344	$(57,574,599)	$14,883,372
Investor Class
Shares sold	2,241,218	3,283,706	$53,669,572	$81,421,149
Reinvestment of distributions	1,189,926	1,325,531	28,843,803	31,477,905
Shares redeemed	(3,179,037)	(3,240,005)	(76,031,514)	(78,344,550)
Net increase (decrease)	252,107	1,369,232	$6,481,861	$34,554,504
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Equity-Income Portfolio	17%	2	29%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Equity-Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Equity-Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Equity-Income Portfolio℠
Initial Class **	.50%
Actual		$ 1,000	$ 1,064.90	$ 2.60
Hypothetical-B		$ 1,000	$ 1,022.68	$ 2.55
Service Class **	.60%
Actual		$ 1,000	$ 1,064.40	$ 3.12
Hypothetical-B		$ 1,000	$ 1,022.18	$ 3.06
Service Class 2	.75%
Actual		$ 1,000	$ 1,063.50	$ 3.90
Hypothetical-B		$ 1,000	$ 1,021.42	$ 3.82
Investor Class **	.58%
Actual		$ 1,000	$ 1,064.70	$ 3.02
Hypothetical-B		$ 1,000	$ 1,022.28	$ 2.96

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
VIP Equity-Income Portfolio℠
Initial Class	.46%
Actual		$ 2.39
Hypothetical- B		$ 2.35
Service Class	.56%
Actual		$ 2.91
Hypothetical- B		$ 2.85
Investor Class	.55%
Actual		$ 2.86
Hypothetical- B		$ 2.80

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $194,744,175, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $3,005,051 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Initial Class designates 95%; Service Class designates 100%; Service Class 2 designates 100%; and Investor Class designates 99% of the dividends distributed in December 2023 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Equity-Income Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class, which was selected because it is the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Initial Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Initial Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Initial Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Initial Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Initial Class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.540027.126
VIPEI-ANN-0224
Fidelity® Variable Insurance Products:

VIP Growth Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	36.24%	19.64%	14.80%
Service Class	36.09%	19.52%	14.68%
Service Class 2	35.89%	19.34%	14.51%
Investor Class	36.12%	19.54%	14.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 26.29% in 2023, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -18.11% in 2022, the index's sharp reversal was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and three times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 14% in the final two months. By sector for the year, tech (+61%) and communication services (+56%) led the way, followed by consumer discretionary (+43%). In contrast, the defensive-oriented utilities (-7%) and consumer staples (+1%) sectors notably lagged, as did energy (-1%), hampered by lower oil prices.
Comments from Co-Managers Asher Anolic and Jason Weiner:
In 2023, the fund's share classes gained about 36%, versus 41.21% for the benchmark Russell 3000® Growth Index. Relative to the benchmark, market selection was the primary detractor, especially an overweight in health care. Stock picking in communication services also hurt, as did an underweights in information technology. Also detracting from our result was security selection in financials. Not owning Tesla, a benchmark component that gained roughly 102%, was the largest individual relative detractor. A second notable relative detractor was our stake in UnitedHealth Group (-3%). UnitedHealth was not held at period end. Not owning Broadcom, a benchmark component that gained 104%, was another notable relative detractor. In contrast, the biggest contributor to performance versus the benchmark was stock selection in industrials. An underweight in consumer staples also boosted relative performance. Also contributing to our result was security selection in health care. The top individual relative contributor was an overweight in Uber Technologies (+150%). Uber Technologies was one of the fund's largest holdings. The second-largest relative contributor was an overweight in Nvidia (+240%). Nvidia was among the fund's biggest holdings. This period we increased our investment in Nvidia. Not owning AbbVie, a benchmark component that returned 0%, was another notable relative contributor. Notable changes in positioning include decreased exposure to the consumer staples sector and a higher allocation to information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	14.2
NVIDIA Corp.	6.6
Amazon.com, Inc.	5.0
Alphabet, Inc. Class A	4.8
Uber Technologies, Inc.	4.5
Apple, Inc.	4.4
Eli Lilly & Co.	2.2
Boston Scientific Corp.	2.2
Universal Music Group NV	1.9
Netflix, Inc.	1.8
47.6

Market Sectors (% of Fund's net assets)

Information Technology	38.9
Health Care	14.9
Industrials	13.8
Consumer Discretionary	11.0
Communication Services	10.6
Financials	5.2
Energy	3.7
Consumer Staples	1.3
Materials	0.2

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 10.6%
Entertainment - 4.9%
Netflix, Inc. (a)	335,597	163,395,467
Universal Music Group NV	5,947,195	169,775,358
Warner Music Group Corp. Class A	2,909,298	104,123,775
		437,294,600
Interactive Media & Services - 5.7%
Alphabet, Inc. Class A (a)	2,998,676	418,885,050
Epic Games, Inc. (a)(b)(c)	5,869	3,769,835
Meta Platforms, Inc. Class A (a)	216,000	76,455,360
		499,110,245
TOTAL COMMUNICATION SERVICES		936,404,845
CONSUMER DISCRETIONARY - 11.0%
Automobiles - 0.3%
BYD Co. Ltd. (H Shares)	1,072,000	29,570,729
Broadline Retail - 6.4%
Amazon.com, Inc. (a)	2,912,980	442,598,181
MercadoLibre, Inc. (a)	57,082	89,706,646
PDD Holdings, Inc. ADR (a)	144,300	21,112,533
Savers Value Village, Inc. (d)	733,300	12,744,754
		566,162,114
Hotels, Restaurants & Leisure - 2.1%
Airbnb, Inc. Class A (a)	455,500	62,011,770
Booking Holdings, Inc. (a)	15,533	55,098,968
Flutter Entertainment PLC (a)	327,207	58,140,171
Kura Sushi U.S.A., Inc. Class A (a)	112,000	8,512,000
		183,762,909
Household Durables - 0.0%
Blu Investments LLC (a)(b)(c)	14,533,890	4,506
Specialty Retail - 1.1%
TJX Companies, Inc.	976,238	91,580,887
Textiles, Apparel & Luxury Goods - 1.1%
LVMH Moet Hennessy Louis Vuitton SE	57,358	46,605,505
Samsonite International SA (a)(e)	13,712,700	45,220,212
		91,825,717
TOTAL CONSUMER DISCRETIONARY		962,906,862
CONSUMER STAPLES - 1.3%
Beverages - 0.9%
Monster Beverage Corp.	1,306,291	75,255,425
Personal Care Products - 0.4%
Estee Lauder Companies, Inc. Class A	244,000	35,685,000
TOTAL CONSUMER STAPLES		110,940,425
ENERGY - 3.7%
Energy Equipment & Services - 0.5%
Baker Hughes Co. Class A	1,213,360	41,472,645
Oil, Gas & Consumable Fuels - 3.2%
Cheniere Energy, Inc.	737,226	125,851,850
New Fortress Energy, Inc. (d)	517,900	19,540,367
Range Resources Corp.	1,343,300	40,890,052
Reliance Industries Ltd.	2,812,243	87,355,515
Southwestern Energy Co. (a)	1,932,500	12,657,875
		286,295,659
TOTAL ENERGY		327,768,304
FINANCIALS - 5.2%
Capital Markets - 1.2%
Ares Management Corp.	155,600	18,503,952
CME Group, Inc.	434,369	91,478,111
		109,982,063
Financial Services - 3.0%
Apollo Global Management, Inc.	87,900	8,191,401
Corebridge Financial, Inc.	849,900	18,408,834
Fiserv, Inc. (a)	134,000	17,800,560
Global Payments, Inc.	343,600	43,637,200
MasterCard, Inc. Class A	366,450	156,294,590
Rocket Companies, Inc. (a)(d)	1,413,393	20,465,931
		264,798,516
Insurance - 1.0%
Arthur J. Gallagher & Co.	298,701	67,171,881
BRP Group, Inc. (a)	733,968	17,629,911
		84,801,792
TOTAL FINANCIALS		459,582,371
HEALTH CARE - 14.9%
Biotechnology - 4.6%
Adamas Pharmaceuticals, Inc.:
rights (a)(c)	1,781,700	427,608
rights (a)(c)	1,781,700	160,353
Alnylam Pharmaceuticals, Inc. (a)	298,124	57,063,915
Arcellx, Inc. (a)	69,057	3,832,664
Arrowhead Pharmaceuticals, Inc. (a)	117,600	3,598,560
Beam Therapeutics, Inc. (a)	63,170	1,719,487
BioMarin Pharmaceutical, Inc. (a)	165,300	15,938,226
Blueprint Medicines Corp. (a)	46,600	4,298,384
Cerevel Therapeutics Holdings (a)	104,000	4,409,600
Cytokinetics, Inc. (a)	247,831	20,691,410
Galapagos NV sponsored ADR (a)	431,800	17,552,670
Gamida Cell Ltd. (a)(d)	2,212,268	913,003
Gamida Cell Ltd. warrants 4/21/28 (a)	441,000	24,508
Hookipa Pharma, Inc. (a)	1,014,485	821,733
Immunocore Holdings PLC ADR (a)	183,853	12,560,837
Insmed, Inc. (a)	683,616	21,185,260
Krystal Biotech, Inc. (a)	22,100	2,741,726
Legend Biotech Corp. ADR (a)	173,300	10,427,461
Regeneron Pharmaceuticals, Inc. (a)	86,131	75,647,996
Repligen Corp. (a)	183,000	32,903,400
Sarepta Therapeutics, Inc. (a)	62,900	6,065,447
Seres Therapeutics, Inc. (a)	405,600	567,840
Synlogic, Inc. (a)	76,833	295,807
Vertex Pharmaceuticals, Inc. (a)	245,017	99,694,967
Vor Biopharma, Inc. (a)	618,395	1,391,389
XOMA Corp. (a)	303,814	5,620,559
		400,554,810
Health Care Equipment & Supplies - 3.6%
Axonics Modulation Technologies, Inc. (a)	293,600	18,270,728
Boston Scientific Corp. (a)	3,307,100	191,183,451
Glaukos Corp. (a)	152,000	12,082,480
Inspire Medical Systems, Inc. (a)	67,300	13,690,839
Lantheus Holdings, Inc. (a)	104,600	6,485,200
Masimo Corp. (a)	516,500	60,538,965
Penumbra, Inc. (a)	54,401	13,684,028
		315,935,691
Health Care Providers & Services - 0.9%
HealthEquity, Inc. (a)	1,140,896	75,641,405
Health Care Technology - 0.1%
Evolent Health, Inc.	387,300	12,792,519
Life Sciences Tools & Services - 2.9%
Agilent Technologies, Inc.	123,800	17,211,914
Bio-Techne Corp.	259,400	20,015,304
Bruker Corp.	524,520	38,541,730
Chemometec A/S	98,300	5,648,170
Codexis, Inc. (a)	1,141,000	3,480,050
Danaher Corp.	328,450	75,983,623
MaxCyte, Inc. (a)	1,037,000	4,873,900
Sartorius Stedim Biotech	107,700	28,475,452
Thermo Fisher Scientific, Inc.	109,500	58,121,505
		252,351,648
Pharmaceuticals - 2.8%
Aclaris Therapeutics, Inc. (a)	134,507	141,232
AstraZeneca PLC sponsored ADR	644,268	43,391,450
Chugai Pharmaceutical Co. Ltd.	227,500	8,594,576
Eli Lilly & Co.	340,587	198,534,974
		250,662,232
TOTAL HEALTH CARE		1,307,938,305
INDUSTRIALS - 13.8%
Commercial Services & Supplies - 0.0%
Veralto Corp.	51,916	4,270,610
Electrical Equipment - 1.3%
Eaton Corp. PLC	446,564	107,541,542
HD Hyundai Electric Co. Ltd.	111,240	7,061,712
		114,603,254
Ground Transportation - 4.5%
Uber Technologies, Inc. (a)	6,376,278	392,587,436
Industrial Conglomerates - 1.5%
General Electric Co.	1,054,700	134,611,361
Machinery - 2.1%
Energy Recovery, Inc. (a)	330,800	6,232,272
Ingersoll Rand, Inc.	1,216,915	94,116,206
Parker Hannifin Corp.	130,500	60,121,350
Westinghouse Air Brake Tech Co.	196,897	24,986,229
		185,456,057
Passenger Airlines - 0.6%
Ryanair Holdings PLC sponsored ADR (a)	380,500	50,743,480
Professional Services - 2.8%
Equifax, Inc.	530,112	131,091,396
KBR, Inc.	1,464,955	81,173,157
TransUnion Holding Co., Inc.	477,500	32,809,025
		245,073,578
Trading Companies & Distributors - 1.0%
Ferguson PLC	442,045	84,996,833
TOTAL INDUSTRIALS		1,212,342,609
INFORMATION TECHNOLOGY - 38.7%
Electronic Equipment, Instruments & Components - 1.5%
Flex Ltd. (a)	2,527,191	76,978,238
Jabil, Inc.	456,700	58,183,580
		135,161,818
IT Services - 2.0%
Gartner, Inc. (a)	83,700	37,757,907
MongoDB, Inc. Class A (a)	230,364	94,184,321
Snowflake, Inc. (a)	203,300	40,456,700
		172,398,928
Semiconductors & Semiconductor Equipment - 13.7%
Aixtron AG	789,100	33,677,768
Allegro MicroSystems LLC (a)	345,241	10,450,445
Arm Holdings Ltd. ADR (d)	72,400	5,440,498
ASML Holding NV (depository receipt)	119,938	90,783,471
BE Semiconductor Industries NV	464,900	70,029,736
eMemory Technology, Inc.	34,000	2,713,797
KLA Corp.	97,316	56,569,791
Marvell Technology, Inc.	296,392	17,875,402
Monolithic Power Systems, Inc.	48,500	30,592,830
NVIDIA Corp.	1,175,064	581,915,194
NXP Semiconductors NV	331,324	76,098,496
SiTime Corp. (a)	317,200	38,723,776
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,309,804	136,219,616
Universal Display Corp.	285,574	54,618,883
		1,205,709,703
Software - 17.1%
ASAPP, Inc. warrants 8/28/28 (a)(b)(c)	2,365,967	5,654,661
Confluent, Inc. (a)	1,586,714	37,129,108
HubSpot, Inc. (a)	113,700	66,007,398
Manhattan Associates, Inc. (a)	271,106	58,374,544
Microsoft Corp.	3,328,288	1,251,569,419
Monday.com Ltd. (a)	111,100	20,865,691
NICE Ltd. sponsored ADR (a)	140,300	27,991,253
ServiceNow, Inc. (a)	48,300	34,123,467
Volue A/S (a)	1,137,735	2,379,636
		1,504,095,177
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	2,030,032	390,842,061
TOTAL INFORMATION TECHNOLOGY		3,408,207,687
MATERIALS - 0.1%
Chemicals - 0.1%
Aspen Aerogels, Inc. (a)(d)	564,802	8,912,576
TOTAL COMMON STOCKS (Cost $4,968,631,336)		8,735,003,984

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Canva, Inc.:
Series A (b)(c)	1,016	1,135,817
Series A2 (b)(c)	184	205,699
		1,341,516
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	198,400	632,896
INFORMATION TECHNOLOGY - 0.2%
Software - 0.2%
ASAPP, Inc.:
Series C (a)(b)(c)	654,971	2,017,311
Series D (b)(c)	4,123,720	11,298,993
		13,316,304
MATERIALS - 0.1%
Metals & Mining - 0.1%
Illuminated Holdings, Inc.:
Series C2 (a)(b)(c)	137,249	3,184,177
Series C3 (a)(b)(c)	171,560	3,980,192
Series C4 (a)(b)(c)	48,240	1,119,168
Series C5 (a)(b)(c)	96,064	2,228,685
		10,512,222
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $36,821,566)		25,802,938

Convertible Bonds - 0.0%
	Principal Amount (f)	Value ($)
MATERIALS - 0.0%
Metals & Mining - 0.0%
Illuminated Holdings, Inc. 0% (b)(c)(g) (Cost $1,940,200)	1,940,200	1,952,617

Preferred Securities - 0.0%
	Principal Amount (f)	Value ($)
MATERIALS - 0.0%
Metals & Mining - 0.0%
Illuminated Holdings, Inc. 0% (b)(c)(g) (Cost $2,538,700)	2,538,700	2,551,140

Money Market Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h)	43,095,300	43,103,919
Fidelity Securities Lending Cash Central Fund 5.40% (h)(i)	57,883,052	57,888,840
TOTAL MONEY MARKET FUNDS (Cost $100,992,759)		100,992,759

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $5,110,924,561)	8,866,303,438
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(66,730,788)
NET ASSETS - 100.0%	8,799,572,650

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $39,735,697 or 0.5% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $45,220,212 or 0.5% of net assets.

(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security is perpetual in nature with no stated maturity date.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ASAPP, Inc. warrants 8/28/28	8/29/23	2

ASAPP, Inc. Series C	4/30/21	4,320,909

ASAPP, Inc. Series D	8/29/23	15,923,745

Blu Investments LLC	5/21/20	25,138

Canva, Inc. Series A	9/22/23	1,083,728

Canva, Inc. Series A2	9/22/23	196,266

ElevateBio LLC Series C	3/09/21	832,288

Epic Games, Inc.	3/29/21	5,194,065

Illuminated Holdings, Inc. Series C2	7/07/20	3,431,225

Illuminated Holdings, Inc. Series C3	7/07/20	5,146,800

Illuminated Holdings, Inc. Series C4	1/08/21	1,736,640

Illuminated Holdings, Inc. Series C5	6/16/21	4,149,965

Illuminated Holdings, Inc. 0%	9/27/23	2,538,700

Illuminated Holdings, Inc. 0%	6/14/23	1,940,200

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	78,582,650	1,373,229,734	1,408,708,465	2,699,786	-	-	43,103,919	0.1%
Fidelity Securities Lending Cash Central Fund 5.40%	39,142,221	404,272,348	385,525,729	793,420	-	-	57,888,840	0.2%
Total	117,724,871	1,777,502,082	1,794,234,194	3,493,206	-	-	100,992,759

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	936,404,845	762,859,652	169,775,358	3,769,835
Consumer Discretionary	964,248,378	886,726,122	76,176,234	1,346,022
Consumer Staples	110,940,425	110,940,425	-	-
Energy	327,768,304	327,768,304	-	-
Financials	459,582,371	459,582,371	-	-
Health Care	1,308,571,201	1,298,731,260	8,619,084	1,220,857
Industrials	1,212,342,609	1,212,342,609	-	-
Information Technology	3,421,523,991	3,402,553,026	-	18,970,965
Materials	19,424,798	8,912,576	-	10,512,222

Corporate Bonds	1,952,617	-	-	1,952,617

Preferred Securities	2,551,140	-	-	2,551,140

Money Market Funds	100,992,759	100,992,759	-	-
Total Investments in Securities:	8,866,303,438	8,571,409,104	254,570,676	40,323,658
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $54,799,296) - See accompanying schedule:
Unaffiliated issuers (cost $5,009,931,802)	$8,765,310,679
Fidelity Central Funds (cost $100,992,759)	100,992,759

Total Investment in Securities (cost $5,110,924,561)		$8,866,303,438
Cash		1,623,011
Foreign currency held at value (cost $1,116)		1,122
Receivable for investments sold		3,220,918
Receivable for fund shares sold		1,854,689
Dividends receivable		4,168,406
Distributions receivable from Fidelity Central Funds		145,370
Prepaid expenses		8,246
Other receivables		67,776
Total assets		8,877,392,976
Liabilities
Payable for investments purchased	$1,623,010
Payable for fund shares redeemed	8,800,552
Accrued management fee	3,748,554
Distribution and service plan fees payable	475,794
Other affiliated payables	613,837
Deferred taxes	4,562,747
Other payables and accrued expenses	127,733
Collateral on securities loaned	57,868,099
Total Liabilities		77,820,326
Net Assets		$8,799,572,650
Net Assets consist of:
Paid in capital		$4,923,908,431
Total accumulated earnings (loss)		3,875,664,219
Net Assets		$8,799,572,650

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($4,627,696,450 ÷ 49,706,774 shares)		$93.10
Service Class :
Net Asset Value, offering price and redemption price per share ($1,233,245,023 ÷ 13,352,724 shares)		$92.36
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($1,850,474,209 ÷ 20,578,107 shares)		$89.92
Investor Class :
Net Asset Value, offering price and redemption price per share ($1,088,156,968 ÷ 11,789,265 shares)		$92.30
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$52,606,267
Income from Fidelity Central Funds (including $793,420 from security lending)		3,493,206
Total Income		56,099,473
Expenses
Management fee	$40,573,524
Transfer agent fees	5,581,431
Distribution and service plan fees	5,124,021
Accounting fees	1,073,457
Custodian fees and expenses	69,891
Independent trustees' fees and expenses	46,541
Audit	86,277
Legal	17,801
Interest	30,556
Miscellaneous	243,685
Total expenses before reductions	52,847,184
Expense reductions	(467,770)
Total expenses after reductions		52,379,414
Net Investment income (loss)		3,720,059
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $2,501,133)	459,815,795
Foreign currency transactions	58,644
Total net realized gain (loss)		459,874,439
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $1,491,123)	1,915,405,159
Assets and liabilities in foreign currencies	13,347
Total change in net unrealized appreciation (depreciation)		1,915,418,506
Net gain (loss)		2,375,292,945
Net increase (decrease) in net assets resulting from operations		$2,379,013,004
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,720,059	$12,939,725
Net realized gain (loss)	459,874,439	290,195,869
Change in net unrealized appreciation (depreciation)	1,915,418,506	(2,524,849,915)
Net increase (decrease) in net assets resulting from operations	2,379,013,004	(2,221,714,321)
Distributions to shareholders	(376,069,808)	(593,948,127)

Share transactions - net increase (decrease)	142,029,914	238,529,974
Total increase (decrease) in net assets	2,144,973,110	(2,577,132,474)

Net Assets
Beginning of period	6,654,599,540	9,231,732,014
End of period	$8,799,572,650	$6,654,599,540

Financial Highlights
VIP Growth Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$71.51	$102.43	$103.00	$79.09	$63.12
Income from Investment Operations
Net investment income (loss) A,B	.10	.20	.37 C	.01	.18
Net realized and unrealized gain (loss)	25.61	(24.46)	21.52	32.21	20.42
Total from investment operations	25.71	(24.26)	21.89	32.22	20.60
Distributions from net investment income	(.11) D	(.51)	-	(.07)	(.19)
Distributions from net realized gain	(4.01) D	(6.15)	(22.46)	(8.25)	(4.44)
Total distributions	(4.12)	(6.66)	(22.46)	(8.31) E	(4.63)
Net asset value, end of period	$93.10	$71.51	$102.43	$103.00	$79.09
Total Return F,G	36.24%	(24.46)%	23.21%	43.89%	34.31%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.61%	.61%	.61%	.62%	.63%
Expenses net of fee waivers, if any	.60%	.60%	.60%	.62%	.62%
Expenses net of all reductions	.60%	.60%	.60%	.61%	.62%
Net investment income (loss)	.12%	.25%	.36% C	.02%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$4,627,696	$3,612,472	$5,103,811	$4,533,075	$3,441,605
Portfolio turnover rate J	48%	36%	45%	53%	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.30 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .07%.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Growth Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$70.98	$101.70	$102.42	$78.69	$62.83
Income from Investment Operations
Net investment income (loss) A,B	.02	.12	.27 C	(.07)	.11
Net realized and unrealized gain (loss)	25.40	(24.28)	21.37	32.03	20.31
Total from investment operations	25.42	(24.16)	21.64	31.96	20.42
Distributions from net investment income	(.03) D	(.42)	-	(.05)	(.12)
Distributions from net realized gain	(4.01) D	(6.15)	(22.36)	(8.18)	(4.44)
Total distributions	(4.04)	(6.56) E	(22.36)	(8.23)	(4.56)
Net asset value, end of period	$92.36	$70.98	$101.70	$102.42	$78.69
Total Return F,G	36.09%	(24.52)%	23.08%	43.77%	34.17%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.71%	.71%	.71%	.72%	.73%
Expenses net of fee waivers, if any	.70%	.70%	.70%	.72%	.72%
Expenses net of all reductions	.70%	.70%	.70%	.71%	.72%
Net investment income (loss)	.02%	.15%	.26% C	(.08)%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$1,233,245	$878,031	$1,176,735	$1,018,192	$745,767
Portfolio turnover rate J	48%	36%	45%	53%	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.30 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.03)%.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Growth Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$69.27	$99.42	$100.58	$77.43	$61.91
Income from Investment Operations
Net investment income (loss) A,B	(.10)	- C	.11 D	(.19)	- C
Net realized and unrealized gain (loss)	24.76	(23.72)	20.95	31.46	20.00
Total from investment operations	24.66	(23.72)	21.06	31.27	20.00
Distributions from net investment income	- E	(.28)	-	(.04)	(.04)
Distributions from net realized gain	(4.01) E	(6.15)	(22.22)	(8.08)	(4.44)
Total distributions	(4.01)	(6.43)	(22.22)	(8.12)	(4.48)
Net asset value, end of period	$89.92	$69.27	$99.42	$100.58	$77.43
Total Return F,G	35.89%	(24.64)%	22.90%	43.55%	33.98%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.86%	.86%	.85%	.87%	.88%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.87%	.87%
Expenses net of all reductions	.85%	.85%	.85%	.86%	.87%
Net investment income (loss)	(.13)%	-% J	.11% D	(.23)%	-% J
Supplemental Data
Net assets, end of period (000 omitted)	$1,850,474	$1,410,220	$1,941,161	$1,587,581	$1,182,162
Portfolio turnover rate K	48%	36%	45%	53%	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.29 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.18)%.

EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount represents less than .005%.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Growth Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$70.94	$101.65	$102.38	$78.66	$62.81
Income from Investment Operations
Net investment income (loss) A,B	.04	.14	.29 C	(.05)	.12
Net realized and unrealized gain (loss)	25.39	(24.26)	21.37	32.02	20.30
Total from investment operations	25.43	(24.12)	21.66	31.97	20.42
Distributions from net investment income	(.05) D	(.44)	-	(.06)	(.13)
Distributions from net realized gain	(4.01) D	(6.15)	(22.39)	(8.20)	(4.44)
Total distributions	(4.07) E	(6.59)	(22.39)	(8.25) E	(4.57)
Net asset value, end of period	$92.30	$70.94	$101.65	$102.38	$78.66
Total Return F,G	36.12%	(24.50)%	23.12%	43.80%	34.18%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.68%	.68%	.68%	.70%	.70%
Expenses net of fee waivers, if any	.68%	.68%	.68%	.70%	.70%
Expenses net of all reductions	.68%	.68%	.68%	.69%	.70%
Net investment income (loss)	.05%	.17%	.28% C	(.06)%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$1,088,157	$753,877	$1,010,025	$792,875	$547,920
Portfolio turnover rate J	48%	36%	45%	53%	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.30 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.01)%.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Growth Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Growth Portfolio	$28,682

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), contingent interest, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,857,686,501
Gross unrealized depreciation	(111,416,779)
Net unrealized appreciation (depreciation)	$3,746,269,722
Tax Cost	$5,120,033,716

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$134,036,324
Net unrealized appreciation (depreciation) on securities and other investments	$3,746,272,520

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$5,945,947	$39,702,434
Long-term Capital Gains	370,123,861	554,245,693
Total	$376,069,808	$593,948,127

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth Portfolio	3,657,735,414	3,822,759,928

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,060,375
Service Class 2	4,063,646
$5,124,021

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$2,603,673.06
Service Class	668,037.06
Service Class 2	1,024,039.06
Investor Class	1,285,682.14
	$5,581,431

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Growth Portfolio	0.0132

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Growth Portfolio	.01

Subsequent Event - Management Fee.
Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	0.57
Service Class	0.57
Service Class 2	0.57
Investor Class	0.64

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth Portfolio	$43,907

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Portfolio	Borrower	$ 11,860,412	5.46%	$30,556

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Growth Portfolio	204,047,079	283,502,034	24,111,993

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Growth Portfolio	$13,322

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Growth Portfolio	$83,607	$1,245	$31,284

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $8,172.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $459,598.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Growth Portfolio
Distributions to shareholders
Initial Class	$198,939,613	$327,242,195
Service Class	51,771,109	76,304,030
Service Class 2	79,428,643	124,813,908
Investor Class	45,930,443	65,587,994
Total	$376,069,808	$593,948,127

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Growth Portfolio
Initial Class
Shares sold	3,088,696	3,357,698	$251,910,480	$269,447,445
Reinvestment of distributions	2,231,447	3,960,831	198,939,613	327,242,195
Shares redeemed	(6,128,028)	(6,632,085)	(512,770,821)	(539,302,844)
Net increase (decrease)	(807,885)	686,444	$(61,920,728)	$57,386,796
Service Class
Shares sold	1,750,547	1,422,893	$142,705,793	$111,903,088
Reinvestment of distributions	584,833	931,059	51,771,109	76,304,030
Shares redeemed	(1,352,746)	(1,554,017)	(111,649,653)	(126,719,809)
Net increase (decrease)	982,634	799,935	$82,827,249	$61,487,309
Service Class 2
Shares sold	2,731,961	2,016,536	$219,668,623	$158,300,940
Reinvestment of distributions	922,555	1,556,899	79,428,643	124,813,908
Shares redeemed	(3,433,968)	(2,741,205)	(275,523,419)	(219,822,709)
Net increase (decrease)	220,548	832,230	$23,573,847	$63,292,139
Investor Class
Shares sold	1,480,397	1,313,073	$121,139,061	$104,900,921
Reinvestment of distributions	518,810	801,097	45,930,443	65,587,994
Shares redeemed	(837,406)	(1,422,870)	(69,519,958)	(114,125,185)
Net increase (decrease)	1,161,801	691,300	$97,549,546	$56,363,730

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Growth Portfolio	20%	2	38%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Growth Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Growth Portfolio
Initial Class **	.60%
Actual		$ 1,000	$ 1,105.70	$ 3.18
Hypothetical-B		$ 1,000	$ 1,022.18	$ 3.06
Service Class	.70%
Actual		$ 1,000	$ 1,105.20	$ 3.71
Hypothetical-B		$ 1,000	$ 1,021.68	$ 3.57
Service Class 2	.85%
Actual		$ 1,000	$ 1,104.30	$ 4.51
Hypothetical-B		$ 1,000	$ 1,020.92	$ 4.33
Investor Class **	.68%
Actual		$ 1,000	$ 1,105.40	$ 3.61
Hypothetical-B		$ 1,000	$ 1,021.78	$ 3.47

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
VIP Growth Portfolio
Initial Class	.57%
Actual		$ 3.03
Hypothetical- B		$ 2.91
Investor Class	.64%
Actual		$ 3.40
Hypothetical- B		$ 3.26

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $457,993,050, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 100%, and 100%; Service Class designates 100%, and 100%; Service Class 2 designates 100%, and 0%; and Investor Class designates 100%, and 100%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Growth Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class, which was selected because it is the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Initial Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Initial Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Initial Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Initial Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Initial Class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month  period ended September 30, 2022 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that the servicing component of the VIP universe differs by class for both Fidelity's and competitor's VIP classes and that the servicing component of Initial Class is split between the class-level and the annuity level whereas other competitor classes provide all servicing at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.
Proxy Voting Results
A special meeting of shareholders was held on April 19, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To reclassify the diversification status of the fund from diversified to non-diversified by eliminating the following fundamental policy: The fund may not with respect to 75% of fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities,  or securities of other investment companies) if, as a result, (a) more than 5% of fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of outstanding voting securities of issuer.

	# of Votes	% of Votes
Affirmative	5,438,217,830.890	84.990
Against	643,821,140.260	10.060
Abstain	316,602,919.080	4.950
TOTAL	6,398,641,890.230	100.000

1.540077.126
VIPGRWT-ANN-0224
Fidelity® Variable Insurance Products:

VIP Stock Selector All Cap Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Life of Fund A
Initial Class	27.23%	1.93%
Service Class	27.12%	1.83%
Service Class 2	26.95%	1.69%
Investor Class	27.15%	1.85%

A   From October 21, 2021
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Stock Selector All Cap Portfolio - Initial Class, a class of the fund, on October 21, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI U.S. Investable Market 2500 Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 26.29% in 2023, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -18.11% in 2022, the index's sharp reversal was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and three times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 14% in the final two months. By sector for the year, tech (+61%) and communication services (+56%) led the way, followed by consumer discretionary (+43%). In contrast, the defensive-oriented utilities (-7%) and consumer staples (+1%) sectors notably lagged, as did energy (-1%), hampered by lower oil prices.
Comments from Lead Manager Christopher Lee, Co-Manager Chad Colman and Co-Manager Matthew Drukker:
For the year ending December 31, 2023, the fund's share classes gained about 27%, versus 26.26% for the benchmark MSCI U.S Investable Market 2500 Index. Relative to the benchmark, security selection was the primary contributor, especially within the communication services sector. Picks among health care stocks, especially within the pharmaceuticals, biotechnology & life sciences industry, also helped. Investment choices in energy also boosted relative performance, as was the case in financials. Not owning Pfizer, a benchmark component that returned -41%, was the top individual relative contributor. An outsized stake in Microsoft (+58%), the portfolio's largest holding, proved advantageous as well. Avoiding Johnson & Johnson, a benchmark component that returned about -9%, also helped. In contrast, the biggest detractor from performance versus the benchmark was the combination of an underweight and stock selection in the semiconductors & semiconductor equipment segment of the information technology sector. An underweight in Nvidia (+239%), which was among the largest holdings within the portfolio at year-end, was the foremost individual relative detractor in 2023. That said, we increased our position in the stock. Avoiding Broadcom, a benchmark component that gained 104%, also proved detrimental from a relative performance standpoint. An overweight in Exxon Mobil (-6%), one of the fund's more sizable holdings, further detracted. Notable changes in positioning include decreased exposure to the energy sector and a higher allocation to information technology stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	7.2
Apple, Inc.	5.3
Amazon.com, Inc.	3.5
Alphabet, Inc. Class A	3.3
Meta Platforms, Inc. Class A	1.9
NVIDIA Corp.	1.9
JPMorgan Chase & Co.	1.7
Exxon Mobil Corp.	1.5
Adobe, Inc.	1.4
Visa, Inc. Class A	1.4
29.1

Market Sectors (% of Fund's net assets)

Information Technology	26.2
Financials	13.3
Health Care	12.4
Consumer Discretionary	10.8
Industrials	10.2
Communication Services	8.0
Consumer Staples	6.1
Energy	4.0
Real Estate	2.9
Materials	2.5
Utilities	2.2

Asset Allocation (% of Fund's net assets)

Futures - 0.3%

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.0%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.	778,400	13,061,552
Liberty Global Ltd. Class C	40,500	754,920
		13,816,472
Entertainment - 1.5%
Electronic Arts, Inc.	4,800	656,688
Lions Gate Entertainment Corp.:
Class A (a)	20,900	227,810
Class B (a)	111,500	1,136,185
Marcus Corp. (b)	78,300	1,141,614
Netflix, Inc. (a)	54,800	26,681,024
Roku, Inc. Class A (a)	45,100	4,133,866
Sea Ltd. ADR (a)	122,100	4,945,050
Spotify Technology SA (a)	10,300	1,935,473
Take-Two Interactive Software, Inc. (a)	9,600	1,545,120
The Walt Disney Co.	187,600	16,938,404
TKO Group Holdings, Inc.	40,923	3,338,498
Warner Music Group Corp. Class A	40,400	1,445,916
		64,125,648
Interactive Media & Services - 5.6%
Alphabet, Inc. Class A (a)	1,034,400	144,495,336
Angi, Inc. (a)	596,000	1,484,040
IAC, Inc. (a)	3,400	178,092
Match Group, Inc. (a)	68,400	2,496,600
Meta Platforms, Inc. Class A (a)	239,700	84,844,212
Pinterest, Inc. Class A (a)	134,700	4,989,288
Snap, Inc. Class A (a)	527,700	8,933,961
		247,421,529
Media - 0.4%
Altice U.S.A., Inc. Class A (a)	172,900	561,925
Comcast Corp. Class A	68,300	2,994,955
DISH Network Corp. Class A (a)	18,000	103,860
Liberty Broadband Corp.:
Class A (a)	97,400	7,854,336
Class C (a)	53,300	4,295,447
S4 Capital PLC (a)	176,500	120,137
		15,930,660
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc.	48,300	7,743,939
TOTAL COMMUNICATION SERVICES		349,038,248
CONSUMER DISCRETIONARY - 10.8%
Automobile Components - 0.1%
Adient PLC (a)	70,350	2,557,926
Aptiv PLC (a)	33,800	3,032,536
		5,590,462
Automobiles - 1.2%
Tesla, Inc. (a)	221,663	55,078,822
Broadline Retail - 3.8%
Amazon.com, Inc. (a)	1,016,936	154,513,256
eBay, Inc.	191,739	8,363,655
Ollie's Bargain Outlet Holdings, Inc. (a)	47,100	3,574,419
		166,451,330
Distributors - 0.0%
LKQ Corp.	34,326	1,640,440
Hotels, Restaurants & Leisure - 2.3%
ARAMARK Holdings Corp.	158,400	4,451,040
Booking Holdings, Inc. (a)	5,162	18,310,750
Caesars Entertainment, Inc. (a)	105,300	4,936,464
Churchill Downs, Inc.	70,830	9,557,092
Domino's Pizza, Inc.	20,754	8,555,421
Hilton Worldwide Holdings, Inc.	72,178	13,142,892
Marriott International, Inc. Class A	52,295	11,793,045
McDonald's Corp.	33,480	9,927,155
Penn Entertainment, Inc. (a)	73,900	1,922,878
Planet Fitness, Inc. (a)	44,900	3,277,700
Red Rock Resorts, Inc.	57,100	3,045,143
Yum! Brands, Inc.	83,900	10,962,374
		99,881,954
Household Durables - 0.2%
D.R. Horton, Inc.	33,300	5,060,934
Mohawk Industries, Inc. (a)	25,483	2,637,491
Newell Brands, Inc.	22,200	192,696
		7,891,121
Specialty Retail - 1.9%
Aritzia, Inc. (a)	25,200	522,999
Burlington Stores, Inc. (a)	10,600	2,061,488
Five Below, Inc. (a)	27,872	5,941,196
Lowe's Companies, Inc.	121,689	27,081,887
The Home Depot, Inc.	39,224	13,593,077
TJX Companies, Inc.	312,020	29,270,596
Valvoline, Inc.	123,219	4,630,570
		83,101,813
Textiles, Apparel & Luxury Goods - 1.3%
Capri Holdings Ltd. (a)	83,168	4,178,360
lululemon athletica, Inc. (a)	31,600	16,156,764
LVMH Moet Hennessy Louis Vuitton SE	3,300	2,681,373
NIKE, Inc. Class B	142,269	15,446,145
PVH Corp.	94,040	11,484,165
Tapestry, Inc.	151,997	5,595,010
		55,541,817
TOTAL CONSUMER DISCRETIONARY		475,177,759
CONSUMER STAPLES - 6.1%
Beverages - 2.1%
Boston Beer Co., Inc. Class A (a)	20,450	7,067,316
Brown-Forman Corp. Class B (non-vtg.)	20,500	1,170,550
Constellation Brands, Inc. Class A (sub. vtg.)	29,685	7,176,349
Diageo PLC	113,095	4,104,803
Duckhorn Portfolio, Inc. (a)	37,700	371,345
Keurig Dr. Pepper, Inc.	532,600	17,746,232
Monster Beverage Corp.	129,500	7,460,495
PepsiCo, Inc.	52,200	8,865,648
The Coca-Cola Co.	640,600	37,750,558
		91,713,296
Consumer Staples Distribution & Retail - 1.0%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	75,600	4,451,959
BJ's Wholesale Club Holdings, Inc. (a)	39,300	2,619,738
Dollar General Corp.	41,030	5,578,029
Dollar Tree, Inc. (a)	18,400	2,613,720
Performance Food Group Co. (a)	128,346	8,875,126
Sysco Corp.	30,700	2,245,091
Target Corp.	47,435	6,755,693
Walgreens Boots Alliance, Inc.	4,700	122,717
Walmart, Inc.	70,400	11,098,560
		44,360,633
Food Products - 0.7%
Archer Daniels Midland Co.	25,499	1,841,538
Bunge Global SA	14,250	1,438,538
Conagra Brands, Inc.	44,800	1,283,968
Darling Ingredients, Inc. (a)	18,897	941,826
General Mills, Inc.	28,600	1,863,004
Laird Superfood, Inc. (a)	35,100	31,941
Lamb Weston Holdings, Inc.	13,500	1,459,215
Mondelez International, Inc.	146,900	10,639,967
Nomad Foods Ltd. (a)	265,882	4,506,700
The Hershey Co.	4,300	801,692
The J.M. Smucker Co.	19,900	2,514,962
TreeHouse Foods, Inc. (a)	35,626	1,476,698
Tyson Foods, Inc. Class A	67,100	3,606,625
		32,406,674
Household Products - 1.3%
Colgate-Palmolive Co.	40,900	3,260,139
Energizer Holdings, Inc.	224,800	7,121,664
Kimberly-Clark Corp.	56,600	6,877,466
Procter & Gamble Co.	233,500	34,217,090
Reynolds Consumer Products, Inc.	107,948	2,897,324
The Clorox Co.	11,100	1,582,749
		55,956,432
Personal Care Products - 0.5%
Edgewell Personal Care Co.	32,500	1,190,475
Estee Lauder Companies, Inc. Class A	45,200	6,610,500
Herbalife Ltd. (a)(b)	32,100	489,846
Kenvue, Inc.	657,800	14,162,434
Olaplex Holdings, Inc. (a)	399,524	1,014,791
		23,468,046
Tobacco - 0.5%
Altria Group, Inc.	217,200	8,761,848
British American Tobacco PLC:
(United Kingdom)	16,573	484,913
sponsored ADR	21,100	618,019
Philip Morris International, Inc.	110,700	10,414,656
		20,279,436
TOTAL CONSUMER STAPLES		268,184,517
ENERGY - 4.0%
Energy Equipment & Services - 0.5%
Core Laboratories, Inc.	19,600	346,136
Diamond Offshore Drilling, Inc. (a)	49,500	643,500
Expro Group Holdings NV (a)	225,700	3,593,144
Newpark Resources, Inc. (a)	68,900	457,496
Noble Corp. PLC	14,900	717,584
Schlumberger Ltd.	97,000	5,047,880
TechnipFMC PLC	177,400	3,572,836
Valaris Ltd. (a)	20,000	1,371,400
Weatherford International PLC (a)	64,300	6,290,469
		22,040,445
Oil, Gas & Consumable Fuels - 3.5%
Africa Oil Corp.	1,905,100	3,580,015
Athabasca Oil Corp. (a)	1,213,300	3,818,317
ConocoPhillips Co.	131,600	15,274,812
Eco Atlantic Oil & Gas Ltd. (a)	780,000	100,072
Exxon Mobil Corp.	679,200	67,906,416
Hess Corp.	32,400	4,670,784
Imperial Oil Ltd.	233,200	13,283,979
Kosmos Energy Ltd. (a)	648,777	4,353,294
MEG Energy Corp. (a)	580,900	10,376,894
PBF Energy, Inc. Class A	31,400	1,380,344
Phillips 66 Co.	91,700	12,208,938
Shell PLC ADR	98,100	6,454,980
Valero Energy Corp.	70,300	9,139,000
		152,547,845
TOTAL ENERGY		174,588,290
FINANCIALS - 13.3%
Banks - 4.9%
AIB Group PLC	504,980	2,162,994
Bancorp, Inc., Delaware (a)	101,600	3,917,696
Bank of America Corp.	567,898	19,121,126
Bank of Ireland Group PLC	306,500	2,782,547
Citigroup, Inc.	98,470	5,065,297
DNB Bank ASA	166,700	3,544,250
East West Bancorp, Inc.	140,300	10,094,585
HDFC Bank Ltd. sponsored ADR	42,800	2,872,308
JPMorgan Chase & Co.	446,161	75,891,986
KBC Group NV	21,306	1,381,139
KeyCorp	681,796	9,817,862
M&T Bank Corp.	47,598	6,524,734
Piraeus Financial Holdings SA (a)	870,800	3,076,223
PNC Financial Services Group, Inc.	147,715	22,873,668
Popular, Inc.	110,000	9,027,700
Sumitomo Mitsui Financial Group, Inc.	41,800	2,033,981
Truist Financial Corp.	169,332	6,251,737
Wells Fargo & Co.	625,751	30,799,464
		217,239,297
Capital Markets - 2.8%
Bank of New York Mellon Corp.	248,319	12,925,004
BlackRock, Inc. Class A	17,079	13,864,732
Brookfield Corp. Class A	80,896	3,245,548
Cboe Global Markets, Inc.	27,175	4,852,368
CME Group, Inc.	47,833	10,073,630
Interactive Brokers Group, Inc.	68,604	5,687,272
Lazard, Inc. Class A	90,800	3,159,840
London Stock Exchange Group PLC	25,200	2,978,931
LPL Financial	24,600	5,599,452
MarketAxess Holdings, Inc.	23,800	6,969,830
Moody's Corp.	27,451	10,721,263
Morgan Stanley	155,076	14,460,837
Northern Trust Corp.	52,100	4,396,198
Patria Investments Ltd.	238,500	3,699,135
State Street Corp.	1,430	110,768
StepStone Group, Inc. Class A	94,123	2,995,935
Tradeweb Markets, Inc. Class A	42,100	3,826,048
UBS Group AG	316,943	9,793,539
Virtu Financial, Inc. Class A	104,747	2,122,174
		121,482,504
Consumer Finance - 0.1%
NerdWallet, Inc. (a)	63,400	933,248
OneMain Holdings, Inc.	106,899	5,259,431
		6,192,679
Financial Services - 3.1%
Apollo Global Management, Inc.	146,708	13,671,719
Block, Inc. Class A (a)	235,800	18,239,130
Essent Group Ltd.	135,716	7,157,662
Fiserv, Inc. (a)	107,330	14,257,717
Global Payments, Inc.	83,647	10,623,169
MGIC Investment Corp.	24,743	477,292
Repay Holdings Corp. (a)	386,638	3,301,889
UWM Holdings Corp. Class A (b)	402,274	2,876,259
Visa, Inc. Class A	235,766	61,381,678
Voya Financial, Inc.	28,500	2,079,360
Worldline SA (a)(c)	32,528	565,662
		134,631,537
Insurance - 2.4%
Arthur J. Gallagher & Co.	60,077	13,510,116
Beazley PLC	633,244	4,213,398
Chubb Ltd.	68,444	15,468,344
Direct Line Insurance Group PLC (a)	1,555,215	3,606,895
Fairfax Financial Holdings Ltd. (sub. vtg.)	6,262	5,777,410
Globe Life, Inc.	35,463	4,316,556
Hartford Financial Services Group, Inc.	100,105	8,046,440
Marsh & McLennan Companies, Inc.	71,922	13,627,061
Progressive Corp.	73,434	11,696,568
Prudential PLC	143,305	1,616,866
Reinsurance Group of America, Inc.	37,648	6,090,693
The Travelers Companies, Inc.	45,951	8,753,206
Unum Group	190,540	8,616,219
		105,339,772
TOTAL FINANCIALS		584,885,789
HEALTH CARE - 12.4%
Biotechnology - 2.3%
Acelyrin, Inc.	75,000	559,500
Allogene Therapeutics, Inc. (a)	275,000	882,750
Alnylam Pharmaceuticals, Inc. (a)	25,000	4,785,250
Ambrx Biopharma, Inc.	50,000	712,000
Arcellx, Inc. (a)	32,000	1,776,000
Arcus Biosciences, Inc. (a)	54,000	1,031,400
Argenx SE ADR (a)	20,000	7,608,600
Ascendis Pharma A/S sponsored ADR (a)	60,000	7,557,000
Avidity Biosciences, Inc. (a)	100,000	905,000
Blueprint Medicines Corp. (a)	54,000	4,980,960
Cargo Therapeutics, Inc.	100,000	2,315,000
Celldex Therapeutics, Inc. (a)	50,000	1,983,000
Cerevel Therapeutics Holdings (a)	50,000	2,120,000
Cytokinetics, Inc. (a)	128,000	10,686,720
Janux Therapeutics, Inc. (a)	45,000	482,850
Keros Therapeutics, Inc. (a)	35,000	1,391,600
Legend Biotech Corp. ADR (a)	92,000	5,535,640
Morphic Holding, Inc. (a)	28,000	808,640
Nuvalent, Inc. Class A (a)	50,000	3,679,500
Poseida Therapeutics, Inc. (a)	230,000	772,800
Regeneron Pharmaceuticals, Inc. (a)	27,500	24,152,975
Repligen Corp. (a)	9,300	1,672,140
Vaxcyte, Inc. (a)	100,000	6,280,000
Viridian Therapeutics, Inc. (a)	85,000	1,851,300
Xencor, Inc. (a)	80,000	1,698,400
Xenon Pharmaceuticals, Inc. (a)	65,000	2,993,900
Zentalis Pharmaceuticals, Inc. (a)	60,000	909,000
		100,131,925
Health Care Equipment & Supplies - 2.7%
Boston Scientific Corp. (a)	861,700	49,814,877
Edwards Lifesciences Corp. (a)	100,000	7,625,000
Glaukos Corp. (a)	68,000	5,405,320
Inspire Medical Systems, Inc. (a)	36,000	7,323,480
Insulet Corp. (a)	40,000	8,679,200
Intuitive Surgical, Inc. (a)	5,000	1,686,800
Masimo Corp. (a)	72,000	8,439,120
Outset Medical, Inc. (a)	67,000	362,470
Penumbra, Inc. (a)	88,000	22,135,520
PROCEPT BioRobotics Corp. (a)	46,000	1,927,860
Stryker Corp.	21,800	6,528,228
Tandem Diabetes Care, Inc. (a)	18,000	532,440
		120,460,315
Health Care Providers & Services - 3.5%
Acadia Healthcare Co., Inc. (a)	58,500	4,548,960
agilon health, Inc. (a)	805,000	10,102,750
Alignment Healthcare, Inc. (a)	300,000	2,583,000
Centene Corp. (a)	200,000	14,842,000
Cigna Group	70,000	20,961,500
CVS Health Corp.	315,000	24,872,400
Humana, Inc.	8,400	3,845,604
LifeStance Health Group, Inc. (a)	525,000	4,110,750
Molina Healthcare, Inc. (a)	8,500	3,071,135
Privia Health Group, Inc. (a)	254,000	5,849,620
Surgery Partners, Inc. (a)	245,000	7,837,550
UnitedHealth Group, Inc.	100,000	52,647,000
		155,272,269
Health Care Technology - 0.2%
Evolent Health, Inc.	120,000	3,963,600
Phreesia, Inc. (a)	85,000	1,967,750
Veeva Systems, Inc. Class A (a)	14,000	2,695,280
		8,626,630
Life Sciences Tools & Services - 1.9%
10X Genomics, Inc. (a)	164,200	9,188,632
Bruker Corp.	72,000	5,290,560
Danaher Corp.	154,000	35,626,360
IQVIA Holdings, Inc. (a)	28,000	6,478,640
Lonza Group AG	4,500	1,897,139
Thermo Fisher Scientific, Inc.	45,000	23,885,550
West Pharmaceutical Services, Inc.	3,600	1,267,632
		83,634,513
Pharmaceuticals - 1.8%
AstraZeneca PLC (United Kingdom)	68,000	9,172,514
Eli Lilly & Co.	69,000	40,221,480
Enliven Therapeutics, Inc. (a)	28,000	387,520
Merck & Co., Inc.	150,000	16,353,000
Pharvaris BV (a)	64,000	1,795,200
Royalty Pharma PLC	183,021	5,141,060
Structure Therapeutics, Inc. ADR	49,062	1,999,767
UCB SA	22,800	1,985,918
Verona Pharma PLC ADR (a)	40,000	795,200
		77,851,659
TOTAL HEALTH CARE		545,977,311
INDUSTRIALS - 10.2%
Aerospace & Defense - 2.0%
Axon Enterprise, Inc. (a)	17,400	4,494,942
HEICO Corp. Class A	33,200	4,729,008
Howmet Aerospace, Inc.	207,000	11,202,840
L3Harris Technologies, Inc.	44,300	9,330,466
Lockheed Martin Corp.	25,800	11,693,592
Northrop Grumman Corp.	15,200	7,115,728
The Boeing Co. (a)	120,000	31,279,200
TransDigm Group, Inc.	8,300	8,396,280
		88,242,056
Air Freight & Logistics - 0.3%
FedEx Corp.	53,600	13,559,192
Building Products - 0.8%
Carlisle Companies, Inc.	41,500	12,965,845
Trane Technologies PLC	96,600	23,560,740
		36,526,585
Commercial Services & Supplies - 0.7%
Cintas Corp.	23,900	14,403,574
Waste Connections, Inc. (United States)	94,100	14,046,307
		28,449,881
Construction & Engineering - 0.6%
EMCOR Group, Inc.	13,700	2,951,391
Quanta Services, Inc.	21,700	4,682,860
Willscot Mobile Mini Holdings (a)	375,500	16,709,750
		24,344,001
Electrical Equipment - 1.3%
AMETEK, Inc.	175,500	28,938,195
Eaton Corp. PLC	74,200	17,868,844
Nextracker, Inc. Class A	16,800	787,080
Regal Rexnord Corp.	38,200	5,654,364
Sunrun, Inc. (a)	11,600	227,708
Vertiv Holdings Co.	56,400	2,708,892
		56,185,083
Ground Transportation - 1.5%
CSX Corp.	403,300	13,982,411
Landstar System, Inc.	24,100	4,666,965
Old Dominion Freight Lines, Inc.	19,400	7,863,402
Uber Technologies, Inc. (a)	369,300	22,737,801
Union Pacific Corp.	66,200	16,260,044
		65,510,623
Industrial Conglomerates - 0.3%
General Electric Co.	111,300	14,205,219
Machinery - 2.4%
AGCO Corp.	73,800	8,960,058
Caterpillar, Inc.	89,300	26,403,331
Chart Industries, Inc. (a)	41,900	5,712,227
Flowserve Corp.	306,300	12,625,686
Fortive Corp.	162,700	11,979,601
Graco, Inc.	61,200	5,309,712
IDEX Corp.	19,500	4,233,645
ITT, Inc.	66,300	7,910,916
Parker Hannifin Corp.	37,800	17,414,460
Snap-On, Inc.	18,300	5,285,772
		105,835,408
Marine Transportation - 0.0%
Eagle Bulk Shipping, Inc. (b)	30,200	1,673,080
Professional Services - 0.2%
Ceridian HCM Holding, Inc. (a)	21,400	1,436,368
ExlService Holdings, Inc. (a)	114,800	3,541,580
TransUnion Holding Co., Inc.	55,500	3,813,405
		8,791,353
Trading Companies & Distributors - 0.1%
Air Lease Corp. Class A	31,400	1,316,916
W.W. Grainger, Inc.	4,100	3,397,629
		4,714,545
TOTAL INDUSTRIALS		448,037,026
INFORMATION TECHNOLOGY - 26.2%
Electronic Equipment, Instruments & Components - 0.3%
Corning, Inc.	254,800	7,758,660
TE Connectivity Ltd.	55,200	7,755,600
		15,514,260
IT Services - 2.0%
Capgemini SA	75,200	15,669,466
Cognizant Technology Solutions Corp. Class A	189,100	14,282,723
EPAM Systems, Inc. (a)	27,100	8,057,914
MongoDB, Inc. Class A (a)	30,100	12,306,385
Okta, Inc. (a)	81,400	7,369,142
Shopify, Inc. Class A (a)	26,800	2,087,720
Snowflake, Inc. (a)	73,000	14,527,000
Twilio, Inc. Class A (a)	159,300	12,086,091
Wix.com Ltd. (a)	8,600	1,057,972
		87,444,413
Semiconductors & Semiconductor Equipment - 4.7%
Advanced Micro Devices, Inc. (a)	91,310	13,460,007
Analog Devices, Inc.	196,900	39,096,464
ASML Holding NV (depository receipt)	3,700	2,800,604
Intel Corp.	38,800	1,949,700
Marvell Technology, Inc.	87,200	5,259,032
Microchip Technology, Inc.	102,800	9,270,504
Micron Technology, Inc.	334,400	28,537,696
NVIDIA Corp.	169,200	83,791,224
ON Semiconductor Corp. (a)	109,600	9,154,888
Skyworks Solutions, Inc.	34,600	3,889,732
SolarEdge Technologies, Inc. (a)(b)	81,400	7,619,040
		204,828,891
Software - 13.9%
Adobe, Inc. (a)	104,200	62,165,720
Atlassian Corp. PLC (a)	54,100	12,868,226
Autodesk, Inc. (a)	84,600	20,598,408
Bill Holdings, Inc. (a)	67,591	5,514,750
BlackLine, Inc. (a)	63,900	3,989,916
Constellation Software, Inc.	2,600	6,446,324
Constellation Software, Inc. warrants 8/22/28 (a)(d)	2,600	0
Datadog, Inc. Class A (a)	77,400	9,394,812
Elastic NV (a)	77,800	8,768,060
Five9, Inc. (a)	130,530	10,271,406
Gen Digital, Inc.	458,042	10,452,518
HubSpot, Inc. (a)	28,900	16,777,606
Microsoft Corp.	843,300	317,114,526
Palo Alto Networks, Inc. (a)	54,100	15,953,008
PTC, Inc. (a)	71,200	12,457,152
Salesforce, Inc. (a)	230,400	60,627,456
Tenable Holdings, Inc. (a)	224,900	10,358,894
Workday, Inc. Class A (a)	81,000	22,360,860
Workiva, Inc. (a)	69,800	7,086,794
		613,206,436
Technology Hardware, Storage & Peripherals - 5.3%
Apple, Inc.	1,204,700	231,940,891
TOTAL INFORMATION TECHNOLOGY		1,152,934,891
MATERIALS - 2.5%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	14,900	4,079,620
Cabot Corp.	39,300	3,281,550
Celanese Corp. Class A	30,600	4,754,322
Chemtrade Logistics Income Fund	176,100	1,132,314
Corteva, Inc.	70,600	3,383,152
Dow, Inc.	118,500	6,498,540
DuPont de Nemours, Inc.	29,600	2,277,128
Ecolab, Inc.	7,000	1,388,450
Ecovyst, Inc. (a)	45,300	442,581
Element Solutions, Inc.	62,000	1,434,680
Koppers Holdings, Inc.	12,900	660,738
Linde PLC	54,200	22,260,482
LyondellBasell Industries NV Class A	34,800	3,308,784
Nutrien Ltd.	17,800	1,002,807
Olin Corp.	46,300	2,497,885
Orion SA	27,500	762,575
Quaker Houghton	2,000	426,840
Sherwin-Williams Co.	10,800	3,368,520
The Chemours Co. LLC	133,100	4,197,974
The Mosaic Co.	51,600	1,843,668
Tronox Holdings PLC	202,000	2,860,320
Westlake Corp.	18,300	2,561,268
		74,424,198
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	4,600	2,294,986
Vulcan Materials Co.	9,500	2,156,595
		4,451,581
Containers & Packaging - 0.2%
Aptargroup, Inc.	23,300	2,880,346
Avery Dennison Corp.	11,600	2,345,056
Crown Holdings, Inc.	17,700	1,629,993
Greif, Inc. Class A	34,200	2,243,178
		9,098,573
Metals & Mining - 0.5%
Alcoa Corp.	7,600	258,400
Arch Resources, Inc.	4,300	713,542
Commercial Metals Co.	27,100	1,356,084
First Quantum Minerals Ltd.	95,000	777,895
Franco-Nevada Corp.	12,800	1,417,800
Freeport-McMoRan, Inc.	163,900	6,977,223
Ivanhoe Mines Ltd. (a)	176,900	1,715,531
Nucor Corp.	30,100	5,238,604
Steel Dynamics, Inc.	17,000	2,007,700
Teck Resources Ltd. Class B	34,100	1,441,407
Wheaton Precious Metals Corp.	16,600	818,944
		22,723,130
Paper & Forest Products - 0.0%
Louisiana-Pacific Corp.	3,600	254,988
TOTAL MATERIALS		110,952,470
REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.7%
Alexandria Real Estate Equities, Inc.	19,400	2,459,338
American Tower Corp.	36,900	7,965,972
Americold Realty Trust	125,100	3,786,777
Crown Castle International Corp.	87,900	10,125,201
CubeSmart	149,900	6,947,865
Digital Realty Trust, Inc.	36,900	4,966,002
Douglas Emmett, Inc.	55,800	809,100
EastGroup Properties, Inc.	9,700	1,780,338
Equinix, Inc.	11,850	9,543,872
Equity Lifestyle Properties, Inc.	55,200	3,893,808
Essex Property Trust, Inc.	17,800	4,413,332
Extra Space Storage, Inc.	9,200	1,475,036
Four Corners Property Trust, Inc.	150,600	3,810,180
Invitation Homes, Inc.	87,600	2,988,036
Lamar Advertising Co. Class A	16,800	1,785,504
Mid-America Apartment Communities, Inc.	36,900	4,961,574
NETSTREIT Corp.	58,100	1,037,085
NNN (REIT), Inc.	60,100	2,590,310
Outfront Media, Inc.	69,000	963,240
Prologis (REIT), Inc.	114,365	15,244,855
Ryman Hospitality Properties, Inc.	33,000	3,631,980
SITE Centers Corp.	238,300	3,248,029
Tanger Factory Outlet Centers, Inc.	69,500	1,926,540
Terreno Realty Corp.	30,000	1,880,100
UDR, Inc.	61,000	2,335,690
Urban Edge Properties	155,600	2,847,480
Ventas, Inc.	145,100	7,231,784
Welltower, Inc.	52,400	4,724,908
		119,373,936
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	69,000	6,423,210
CoStar Group, Inc. (a)	29,800	2,604,222
Doma Holdings, Inc. Class A (a)(b)	44,408	205,609
		9,233,041
TOTAL REAL ESTATE		128,606,977
UTILITIES - 2.2%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	48,900	3,971,658
Constellation Energy Corp.	32,578	3,808,042
Duke Energy Corp.	82,800	8,034,912
Edison International	70,900	5,068,641
Entergy Corp.	41,600	4,209,504
Evergy, Inc.	40,900	2,134,980
Eversource Energy	46,500	2,869,980
FirstEnergy Corp.	103,400	3,790,644
Fortum Corp.	19,300	278,259
IDACORP, Inc.	4,900	481,768
NextEra Energy, Inc.	227,865	13,840,520
NRG Energy, Inc.	12,315	636,686
PG&E Corp.	411,357	7,416,767
Pinnacle West Capital Corp.	10,800	775,872
PPL Corp.	146,300	3,964,730
Southern Co.	117,346	8,228,302
		69,511,265
Gas Utilities - 0.0%
UGI Corp.	28,100	691,260
Independent Power and Renewable Electricity Producers - 0.2%
Clearway Energy, Inc. Class A	11,800	301,844
Energy Harbor Corp. (a)	18,700	1,505,350
NextEra Energy Partners LP	27,800	845,398
Sunnova Energy International, Inc. (a)(b)	36,600	558,150
The AES Corp.	115,700	2,227,225
Vistra Corp.	50,000	1,926,000
		7,363,967
Multi-Utilities - 0.4%
Consolidated Edison, Inc.	15,900	1,446,423
DTE Energy Co.	22,000	2,425,720
NiSource, Inc.	121,600	3,228,480
Public Service Enterprise Group, Inc.	48,900	2,990,235
Sempra	114,600	8,564,058
		18,654,916
Water Utilities - 0.0%
American Water Works Co., Inc.	4,300	567,557
Essential Utilities, Inc.	23,800	888,930
		1,456,487
TOTAL UTILITIES		97,677,895
TOTAL COMMON STOCKS (Cost $3,884,415,564)		4,336,061,173

Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
FINANCIALS - 0.0%
Financial Services - 0.0%
Saluda Medical, Inc. Series E (d)(e) (Cost $607,788)	75,279	615,029

Convertible Bonds - 0.0%
	Principal Amount (f)	Value ($)
FINANCIALS - 0.0%
Financial Services - 0.0%
Affirm Holdings, Inc. 0% 11/15/26 (Cost $1,797,609)	2,525,000	2,064,188

U.S. Treasury Obligations - 0.0%
	Principal Amount (f)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.29% 3/21/24 (g) (Cost $751,184)	760,000	751,341

Money Market Funds - 1.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h)	55,997,294	56,008,494
Fidelity Securities Lending Cash Central Fund 5.40% (h)(i)	13,495,778	13,497,128
TOTAL MONEY MARKET FUNDS (Cost $69,505,621)		69,505,622

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $3,957,077,766)	4,408,997,353
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(9,726,887)
NET ASSETS - 100.0%	4,399,270,466

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	57	Mar 2024	13,737,000	131,033	131,033

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $565,662 or 0.0% of net assets.

(d)	Level 3 security
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $615,029 or 0.0% of net assets.

(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $692,025.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Saluda Medical, Inc. Series E	4/06/23	607,788

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	29,677,895	965,898,884	939,568,285	2,554,497	-	-	56,008,494	0.1%
Fidelity Securities Lending Cash Central Fund 5.40%	6,805,625	108,624,624	101,933,122	116,353	-	1	13,497,128	0.0%
Total	36,483,520	1,074,523,508	1,041,501,407	2,670,850	-	1	69,505,622

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	349,038,248	349,038,248	-	-
Consumer Discretionary	475,177,759	472,496,386	2,681,373	-
Consumer Staples	268,184,517	263,594,801	4,589,716	-
Energy	174,588,290	174,588,290	-	-
Financials	585,500,818	571,363,552	13,522,237	615,029
Health Care	545,977,311	534,907,658	11,069,653	-
Industrials	448,037,026	448,037,026	-	-
Information Technology	1,152,934,891	1,152,934,891	-	-
Materials	110,952,470	110,952,470	-	-
Real Estate	128,606,977	128,606,977	-	-
Utilities	97,677,895	97,677,895	-	-

Corporate Bonds	2,064,188	-	2,064,188	-

U.S. Government and Government Agency Obligations	751,341	-	751,341	-

Money Market Funds	69,505,622	69,505,622	-	-
Total Investments in Securities:	4,408,997,353	4,373,703,816	34,678,508	615,029

Net Unrealized Depreciation on Unfunded Commitments	(34,048)	-	(34,048)	-
Total	(34,048)	-	(34,048)	-
Derivative Instruments: Assets
Futures Contracts	131,033	131,033	-	-
Total Assets	131,033	131,033	-	-
Total Derivative Instruments:	131,033	131,033	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	131,033	0
Total Equity Risk	131,033	0
Total Value of Derivatives	131,033	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $12,868,750) - See accompanying schedule:
Unaffiliated issuers (cost $3,887,572,145)	$4,339,491,731
Fidelity Central Funds (cost $69,505,621)	69,505,622

Total Investment in Securities (cost $3,957,077,766)		$4,408,997,353
Cash		97,941
Foreign currency held at value (cost $53)		53
Receivable for investments sold		9,167,502
Receivable for fund shares sold		894,837
Dividends receivable		2,754,161
Distributions receivable from Fidelity Central Funds		235,060
Prepaid expenses		4,219
Other receivables		13,692
Total assets		4,422,164,818
Liabilities
Payable for investments purchased	$5,832,858
Unrealized depreciation on unfunded commitments	34,048
Payable for fund shares redeemed	1,013,003
Accrued management fee	1,806,167
Distribution and service plan fees payable	29
Payable for daily variation margin on futures contracts	34,913
Other affiliated payables	577,570
Other payables and accrued expenses	98,636
Collateral on securities loaned	13,497,128
Total Liabilities		22,894,352
Net Assets		$4,399,270,466
Net Assets consist of:
Paid in capital		$4,535,084,178
Total accumulated earnings (loss)		(135,813,712)
Net Assets		$4,399,270,466

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($102,581 ÷ 10,000 shares)		$10.26
Service Class :
Net Asset Value, offering price and redemption price per share ($102,576 ÷ 10,000 shares)		$10.26
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($102,569 ÷ 10,000 shares)		$10.26
Investor Class :
Net Asset Value, offering price and redemption price per share ($4,398,962,740 ÷ 428,740,966 shares)		$10.26
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$51,469,352
Interest		251,784
Income from Fidelity Central Funds (including $116,353 from security lending)		2,670,850
Total Income		54,391,986
Expenses
Management fee
Basic fee	$21,349,298
Performance adjustment	(838,255)
Transfer agent fees	5,662,777
Distribution and service plan fees	321
Accounting fees	921,643
Custodian fees and expenses	174,810
Independent trustees' fees and expenses	25,938
Audit	50,226
Legal	7,288
Interest	28,969
Miscellaneous	20,145
Total expenses before reductions	27,403,160
Expense reductions	(245,575)
Total expenses after reductions		27,157,585
Net Investment income (loss)		27,234,401
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(198,381,602)
Foreign currency transactions	(29,060)
Futures contracts	1,715,587
Total net realized gain (loss)		(196,695,075)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,152,884,919
Fidelity Central Funds	1
Unfunded commitments	(34,048)
Assets and liabilities in foreign currencies	11,179
Futures contracts	164,339
Total change in net unrealized appreciation (depreciation)		1,153,026,390
Net gain (loss)		956,331,315
Net increase (decrease) in net assets resulting from operations		$983,565,716
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$27,234,401	$26,908,621
Net realized gain (loss)	(196,695,075)	(372,818,816)
Change in net unrealized appreciation (depreciation)	1,153,026,390	(813,339,493)
Net increase (decrease) in net assets resulting from operations	983,565,716	(1,159,249,688)
Distributions to shareholders	(26,932,705)	(29,166,377)

Share transactions - net increase (decrease)	(519,431,981)	(942,758,718)
Total increase (decrease) in net assets	437,201,030	(2,131,174,783)

Net Assets
Beginning of period	3,962,069,436	6,093,244,219
End of period	$4,399,270,466	$3,962,069,436

Financial Highlights
VIP Stock Selector All Cap Portfolio Initial Class

Years ended December 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$8.12	$10.16	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.07	.05	.01
Net realized and unrealized gain (loss)	2.14	(2.02)	.16
Total from investment operations	2.21	(1.97)	.17
Distributions from net investment income	(.07)	(.07)	(.01)
Total distributions	(.07)	(.07)	(.01)
Net asset value, end of period	$10.26	$8.12	$10.16
Total Return D,E,F	27.23%	(19.42)%	1.73%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.60%	.61%	.61% I,J
Expenses net of fee waivers, if any	.59%	.61%	.61% I,J
Expenses net of all reductions	.59%	.61%	.61% I,J
Net investment income (loss)	.74%	.63%	.52% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$103	$81	$102
Portfolio turnover rate K	39%	29%	159% L,M

AFor the period October 21, 2021 (commencement of operations) through December 31, 2021

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAudit fees are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LPortfolio turnover rate excludes securities received or delivered in-kind.

MAmount not annualized.

VIP Stock Selector All Cap Portfolio Service Class

Years ended December 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$8.12	$10.16	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.06	.05	.01
Net realized and unrealized gain (loss)	2.14	(2.03)	.16
Total from investment operations	2.20	(1.98)	.17
Distributions from net investment income	(.06)	(.06)	(.01)
Total distributions	(.06)	(.06)	(.01)
Net asset value, end of period	$10.26	$8.12	$10.16
Total Return D,E,F	27.12%	(19.51)%	1.71%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.70%	.71%	.71% I,J
Expenses net of fee waivers, if any	.69%	.71%	.71% I,J
Expenses net of all reductions	.69%	.71%	.71% I,J
Net investment income (loss)	.64%	.53%	.41% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$103	$81	$102
Portfolio turnover rate K	39%	29%	159% L,M

AFor the period October 21, 2021 (commencement of operations) through December 31, 2021

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAudit fees are not annualized.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LAmount not annualized.

MPortfolio turnover rate excludes securities received or delivered in-kind.

VIP Stock Selector All Cap Portfolio Service Class 2

Years ended December 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$8.12	$10.16	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.05	.03	.01
Net realized and unrealized gain (loss)	2.14	(2.02)	.16
Total from investment operations	2.19	(1.99)	.17
Distributions from net investment income	(.05)	(.05)	(.01)
Total distributions	(.05)	(.05)	(.01)
Net asset value, end of period	$10.26	$8.12	$10.16
Total Return D,E,F	26.95%	(19.63)%	1.68%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.85%	.86%	.86% I,J
Expenses net of fee waivers, if any	.84%	.86%	.86% I,J
Expenses net of all reductions	.84%	.86%	.86% I,J
Net investment income (loss)	.49%	.38%	.26% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$103	$81	$102
Portfolio turnover rate K	39%	29%	159% L,M

AFor the period October 21, 2021 (commencement of operations) through December 31, 2021

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAudit fees are not annualized.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LPortfolio turnover rate excludes securities received or delivered in-kind.

MAmount not annualized.

VIP Stock Selector All Cap Portfolio Investor Class

Years ended December 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$8.12	$10.16	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.06	.05	.01
Net realized and unrealized gain (loss)	2.14	(2.03)	.16
Total from investment operations	2.20	(1.98)	.17
Distributions from net investment income	(.06)	(.06)	(.01)
Total distributions	(.06)	(.06)	(.01)
Net asset value, end of period	$10.26	$8.12	$10.16
Total Return D,E,F	27.15%	(19.51)%	1.72%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.67%	.68%	.68% I,J
Expenses net of fee waivers, if any	.67%	.68%	.68% I,J
Expenses net of all reductions	.67%	.68%	.68% I,J
Net investment income (loss)	.67%	.56%	.44% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$4,398,963	$3,961,826	$6,092,940
Portfolio turnover rate K	39%	29%	159% L,M

AFor the period October 21, 2021 (commencement of operations) through December 31, 2021

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAudit fees are not annualized.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LAmount not annualized.

MPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Stock Selector All Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$640,843,830
Gross unrealized depreciation	(216,795,838)
Net unrealized appreciation (depreciation)	$424,047,992
Tax Cost	$3,984,915,313

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(559,621,309)
Net unrealized appreciation (depreciation) on securities and other investments	$424,060,879

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(329,192,881)
Long-term	(230,428,428)
Total capital loss carryforward	$(559,621,309)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$26,932,705	$ 29,166,377
Long-term Capital Gains	-	-
Total	$26,932,705	$ 29,166,377

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable. The total amount of commitments outstanding at period end is presented in the table below.

	Investment to be Acquired	Shares	Commitment Amount
VIP Stock Selector All Cap Portfolio	Lions Gate Entertainment Corp.	54,916	$528,841

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Stock Selector All Cap Portfolio	1,582,118,994	2,110,954,790

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Investor Class as compared to its benchmark index, the MSCI U.S. Investable Market 2500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$92
Service Class 2	229
$321
Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$58.06
Service Class	58.06
Service Class 2	58.06
Investor Class	5,662,603.14
	$5,662,777

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Stock Selector All Cap Portfolio	0.0219

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Stock Selector All Cap Portfolio	.02

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

The management fee will be determined by calculating a basic fee and then applying a performance adjustment.

When determining a class's basic fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual basic fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	0.58
Service Class	0.58
Service Class 2	0.58
Investor Class	0.65

One-twelfth of the basic fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

The performance adjustment rate will be calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
VIP Stock Selector All Cap Portfolio	MSCI U.S. Investable Market 2500 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance will be based on the performance of the Investor Class. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate will be ± .20% of the Fund's average net assets over the performance period. The performance adjustment rate will be divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount will be proportionately added to or subtracted from a class's basic fee.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Stock Selector All Cap Portfolio	$ 27,447

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Stock Selector All Cap Portfolio	Borrower	$ 27,101,625	4.81%	$28,969

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Stock Selector All Cap Portfolio	89,450,140	118,555,424	(7,434,352)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
VIP Stock Selector All Cap Portfolio	4,262

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Stock Selector All Cap Portfolio	$7,432
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Stock Selector All Cap Portfolio	$12,423	$29,527	$122,559

9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $245,575.

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Stock Selector All Cap Portfolio
Distributions to shareholders
Initial Class	$700	$690
Service Class	610	600
Service Class 2	470	470
Investor Class	26,930,925	29,164,617
Total	$26,932,705	$29,166,377

11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Stock Selector All Cap Portfolio
Investor Class
Shares sold	18,170,367	10,559,446	$165,243,730	$94,934,938
Reinvestment of distributions	2,677,030	3,467,850	26,930,925	29,164,617
Shares redeemed	(79,876,495)	(126,156,690)	(711,606,636)	(1,066,858,273)
Net increase (decrease)	(59,029,098)	(112,129,394)	$(519,431,981)	$(942,758,718)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio	VIP FundsManager 70% Portfolio
VIP Stock Selector All Cap Portfolio	29%	44%	16%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
VIP Stock Selector All Cap Portfolio	100%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Stock Selector All Cap Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Stock Selector All Cap Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period October 21, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period October 21, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, issuers of privately offered securities, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Stock Selector All Cap Portfolio
Initial Class **	.58%
Actual		$ 1,000	$ 1,089.80	$ 3.06
Hypothetical-B		$ 1,000	$ 1,022.28	$ 2.96
Service Class **	.68%
Actual		$ 1,000	$ 1,090.00	$ 3.58
Hypothetical-B		$ 1,000	$ 1,021.78	$ 3.47
Service Class 2	.83%
Actual		$ 1,000	$ 1,088.50	$ 4.37
Hypothetical-B		$ 1,000	$ 1,021.02	$ 4.23
Investor Class **	.66%
Actual		$ 1,000	$ 1,089.10	$ 3.48
Hypothetical-B		$ 1,000	$ 1,021.88	$ 3.36

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
VIP Stock Selector All Cap Portfolio
Initial Class	.55%
Actual		$ 2.90
Hypothetical- B		$ 2.80
Service Class	.65%
Actual		$ 3.42
Hypothetical- B		$ 3.31
Investor Class	.62%
Actual		$ 3.27
Hypothetical- B		$ 3.16

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividend distributed during December of the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Stock Selector All Cap Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Initial Class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that the servicing component of the VIP universe differs by class for both Fidelity's and competitor's VIP classes and that the servicing component of Initial Class is split between the class-level and the annuity level whereas other competitor classes provide all servicing at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection its consideration of the fund's performance adjustment, the Board noted that the performance of Investor Class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of Investor Class as the basis for the performance adjustment. The Board noted that Investor Class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee, including the use of Investor Class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9904320.102
VSACI-ANN-0224
Fidelity® Variable Insurance Products:

VIP High Income Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	10.48%	3.87%	3.40%
Service Class	10.50%	3.80%	3.30%
Service Class 2	10.24%	3.60%	3.14%
Investor Class	10.30%	3.83%	3.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds gained 13.47% in 2023, according to the ICE BofA® US High Yield Constrained Index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -11.21% in 2022, the index sharply reversed course and made a fairly steady advance through August, rising alongside U.S. stocks. Monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation. Since March 2022, the U.S. Federal Reserve raised its benchmark interest rate 11 times in a series of increases aimed at cooling the economy and bringing down inflation before holding rates at a 22-year high in July. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the high-yield index reversed a two-month decline that was due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation, as well as positive corporate earnings, provided a further boost and the index rose 8.42% in the final two months of 2023. For the year, all 19 industries in the index advanced, with retail and leisure (+17% each) leading. Financial services (+16%) benefited from high interest rates, while insurance (+15%), services and automotive (+14% each) also stood out. Conversely, the defensive transportation (+9%) and telecommunications (+11%) groups lagged most.
Comments from Co-Managers Benjamin Harrison, Alexandre Karam Jared Beckerman:
In 2023, the fund's share classes gained about 10% to 11%, versus 13.45% for the benchmark ICE BofA US High Yield/US High Yield Constrained Blend Index. The fund's core investment in high-yield bonds gained 12.73% and detracted from performance versus the benchmark. By industry, security selection was the primary detractor, especially within energy. Our choices financial services, health care and media also hurt. The fund's position in cash detracted. The biggest individual relative detractor was a non-benchmark stake in Mesquite Energy (-52%). Mesquite Energy was among the fund's largest holdings this period. A second notable relative detractor was an overweight in Rackspace Hosting (-14%). An overweight in Dish Network (+4%) also hurt. Dish Network was one of our biggest holdings. In contrast, the biggest contributor to performance versus the benchmark was security selection in leisure. Our picks in services and consumer goods also boosted the fund's relative performance. The top individual relative contributor was an overweight in Brand Energy (+37%). The second-largest relative contributor was an overweight in EG Group (+24%). An underweight in Carnival (+32%) also helped. Carnival was among the largest holdings at period end. Notable changes in positioning include increased exposure to the technology & electronics industry and a lower allocation to telecommunications.
Note to shareholders:
On June 8, 2023, Michael Weaver came off of the fund. On January 1, 2024, Jared Beckerman assumed co-management responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
CCO Holdings LLC/CCO Holdings Capital Corp.	1.6
Community Health Systems, Inc.	1.5
Occidental Petroleum Corp.	1.4
Fidelity Private Credit Central Fund LLC	1.4
TransDigm, Inc.	1.3
DISH Network Corp.	1.3
Ford Motor Credit Co. LLC	1.3
Carnival Corp.	1.3
MPT Operating Partnership LP/MPT Finance Corp.	1.1
CSC Holdings LLC	1.0
13.2

Market Sectors (% of Fund's net assets)

Energy	14.0
Healthcare	7.2
Technology	7.1
Services	5.4
Telecommunications	5.3

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Corporate Bonds - 84.0%
	Principal Amount (a)	Value ($)
Convertible Bonds - 1.1%
Broadcasting - 1.0%
DISH Network Corp.:
2.375% 3/15/24	3,658,000	3,621,420
3.375% 8/15/26	8,064,000	4,273,920
		7,895,340
Homebuilders/Real Estate - 0.1%
Redfin Corp. 0.5% 4/1/27	1,046,000	671,427
TOTAL CONVERTIBLE BONDS		8,566,767
Nonconvertible Bonds - 82.9%
Aerospace - 2.5%
ATI, Inc.:
4.875% 10/1/29	250,000	232,990
5.875% 12/1/27	770,000	759,582
Bombardier, Inc. 7.875% 4/15/27 (b)	2,110,000	2,110,466
BWX Technologies, Inc. 4.125% 6/30/28 (b)	2,000,000	1,854,580
Howmet Aerospace, Inc.:
5.9% 2/1/27	684,000	701,551
6.875% 5/1/25	684,000	693,789
Kaiser Aluminum Corp.:
4.5% 6/1/31 (b)	485,000	418,083
4.625% 3/1/28 (b)	1,735,000	1,604,580
Moog, Inc. 4.25% 12/15/27 (b)	110,000	103,868
Spirit Aerosystems, Inc. 9.75% 11/15/30 (b)	565,000	607,360
TransDigm, Inc.:
4.625% 1/15/29	855,000	802,738
5.5% 11/15/27	3,970,000	3,890,600
6.25% 3/15/26 (b)	3,755,000	3,748,512
6.75% 8/15/28 (b)	1,100,000	1,127,500
7.5% 3/15/27	425,000	427,151
VistaJet Malta Finance PLC / XO Management Holding, Inc. 9.5% 6/1/28 (b)	275,000	232,737
		19,316,087
Air Transportation - 0.8%
Air Canada 3.875% 8/15/26 (b)	874,000	835,011
American Airlines, Inc.:
7.25% 2/15/28 (b)	365,000	369,172
8.5% 5/15/29 (b)	1,245,000	1,314,719
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (b)	1,954,167	1,940,070
Mileage Plus Holdings LLC 6.5% 6/20/27 (b)	245,000	245,696
Rand Parent LLC 8.5% 2/15/30 (b)	1,720,000	1,644,880
		6,349,548
Automotive - 0.5%
Ford Motor Co.:
6.1% 8/19/32	2,390,000	2,413,693
7.4% 11/1/46	290,000	316,866
Ford Motor Credit Co. LLC 3.625% 6/17/31	980,000	845,589
		3,576,148
Automotive & Auto Parts - 1.9%
Adient Global Holdings Ltd. 7% 4/15/28 (b)	205,000	211,955
Allison Transmission, Inc. 4.75% 10/1/27 (b)	167,000	161,367
Dana Financing Luxembourg SARL 5.75% 4/15/25 (b)	83,000	82,589
Dana, Inc.:
4.25% 9/1/30	167,000	148,017
5.375% 11/15/27	167,000	165,849
Ford Motor Co.:
3.25% 2/12/32	892,000	742,701
4.346% 12/8/26	167,000	162,747
4.75% 1/15/43	360,000	298,280
5.291% 12/8/46	145,000	127,769
Ford Motor Credit Co. LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 2.950% 8.2863% 3/6/26 (c)(d)	995,000	1,021,835
3.375% 11/13/25	517,000	494,723
3.815% 11/2/27	925,000	864,086
4% 11/13/30	350,000	314,051
4.125% 8/17/27	790,000	747,880
4.389% 1/8/26	705,000	685,538
4.95% 5/28/27	1,410,000	1,375,523
5.125% 6/16/25	355,000	350,341
6.95% 3/6/26	2,845,000	2,915,907
IHO Verwaltungs GmbH 4.75% 9/15/26 pay-in-kind (b)(c)	145,000	138,838
LCM Investments Holdings 8.25% 8/1/31 (b)	470,000	490,541
Macquarie AirFinance Holdings:
8.125% 3/30/29 (b)	685,000	715,977
8.375% 5/1/28 (b)	735,000	769,802
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 11.4932% 10/15/26 (b)(c)(d)	205,000	204,386
ZF North America Capital, Inc.:
4.75% 4/29/25 (b)	845,000	835,373
6.875% 4/14/28 (b)	370,000	383,420
7.125% 4/14/30 (b)	370,000	394,425
		14,803,920
Banks & Thrifts - 0.7%
Ally Financial, Inc.:
5.75% 11/20/25	235,000	233,536
6.7% 2/14/33	1,465,000	1,466,734
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (b)	560,000	522,213
Quicken Loans LLC/Quicken Loans Co.-Issuer, Inc. 4% 10/15/33 (b)	295,000	250,611
UniCredit SpA:
5.861% 6/19/32 (b)(c)	1,532,000	1,498,864
7.296% 4/2/34 (b)(c)	863,000	887,238
VistaJet Malta Finance PLC / XO Management Holding, Inc.:
6.375% 2/1/30 (b)	280,000	195,544
7.875% 5/1/27 (b)	280,000	241,029
Western Alliance Bancorp. 3% 6/15/31 (c)	405,000	352,350
		5,648,119
Broadcasting - 1.6%
Clear Channel Outdoor Holdings, Inc. 9% 9/15/28 (b)	1,895,000	1,977,366
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% (b)(e)	5,215,000	260,750
DISH Network Corp. 11.75% 11/15/27 (b)	1,770,000	1,847,627
Sinclair Television Group, Inc. 5.5% 3/1/30 (b)	660,000	495,079
Sirius XM Radio, Inc.:
3.125% 9/1/26 (b)	167,000	156,925
4.125% 7/1/30 (b)	1,360,000	1,211,865
5.5% 7/1/29 (b)	410,000	396,400
TEGNA, Inc.:
4.625% 3/15/28	1,100,000	1,027,477
5% 9/15/29	425,000	389,389
Univision Communications, Inc.:
4.5% 5/1/29 (b)	1,265,000	1,128,700
6.625% 6/1/27 (b)	890,000	887,573
8% 8/15/28 (b)	2,240,000	2,310,829
		12,089,980
Building Materials - 1.0%
Advanced Drain Systems, Inc.:
5% 9/30/27 (b)	1,207,000	1,164,755
6.375% 6/15/30 (b)	300,000	302,248
AmeriTex Holdco Intermediate LLC 10.25% 10/15/28 (b)	495,000	507,375
Beacon Roofing Supply, Inc. 6.5% 8/1/30 (b)	825,000	843,539
Builders FirstSource, Inc. 4.25% 2/1/32 (b)	1,270,000	1,145,515
Smyrna Ready Mix LLC 8.875% 11/15/31 (b)	1,290,000	1,356,017
SRS Distribution, Inc.:
4.625% 7/1/28 (b)	780,000	739,983
6% 12/1/29 (b)	715,000	666,671
Summit Materials LLC/Summit Materials Finance Corp. 7.25% 1/15/31 (b)	570,000	600,611
		7,326,714
Cable/Satellite TV - 3.4%
Block Communications, Inc. 4.875% 3/1/28 (b)	167,000	146,125
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (b)	2,925,000	2,556,246
4.25% 1/15/34 (b)	1,370,000	1,113,299
4.5% 8/15/30 (b)	1,750,000	1,577,597
4.5% 5/1/32	2,885,000	2,470,900
4.75% 2/1/32 (b)	1,975,000	1,741,871
5% 2/1/28 (b)	905,000	865,888
5.125% 5/1/27 (b)	2,334,000	2,255,040
CSC Holdings LLC:
3.375% 2/15/31 (b)	2,500,000	1,823,934
4.125% 12/1/30 (b)	795,000	604,796
4.5% 11/15/31 (b)	345,000	260,846
4.625% 12/1/30 (b)	4,050,000	2,438,588
5.375% 2/1/28 (b)	1,930,000	1,704,833
5.75% 1/15/30 (b)	1,940,000	1,207,650
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (b)	527,000	495,157
DISH DBS Corp.:
5.75% 12/1/28 (b)	1,760,000	1,403,776
5.875% 11/15/24	167,000	156,606
Dolya Holdco 18 DAC 5% 7/15/28 (b)	851,000	799,259
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (b)	815,000	621,603
6.5% 9/15/28 (b)	900,000	440,986
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)	1,000,000	935,000
Ziggo BV 4.875% 1/15/30 (b)	990,000	882,716
		26,502,716
Capital Goods - 1.0%
Mueller Water Products, Inc. 4% 6/15/29 (b)	1,277,000	1,163,346
Regal Rexnord Corp.:
6.05% 2/15/26 (b)	1,050,000	1,061,606
6.05% 4/15/28 (b)	705,000	713,655
6.3% 2/15/30 (b)	705,000	723,267
Vertical Holdco GmbH 7.625% 7/15/28 (b)	935,000	918,442
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (b)	3,410,000	3,349,837
		7,930,153
Chemicals - 4.3%
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/31 (b)	1,430,000	1,499,688
CVR Partners LP 6.125% 6/15/28 (b)	1,029,000	959,975
Element Solutions, Inc. 3.875% 9/1/28 (b)	645,000	593,811
INEOS Quattro Finance 2 PLC 9.625% 3/15/29 (b)	1,440,000	1,537,200
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (b)(c)	1,074,500	800,567
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (b)	1,040,000	1,014,000
LSB Industries, Inc. 6.25% 10/15/28 (b)	620,000	588,010
Methanex Corp.:
5.125% 10/15/27	2,855,000	2,789,486
5.65% 12/1/44	2,267,000	1,976,416
NOVA Chemicals Corp.:
4.25% 5/15/29 (b)	1,135,000	955,643
4.875% 6/1/24 (b)	940,000	931,784
5% 5/1/25 (b)	530,000	516,852
5.25% 6/1/27 (b)	1,245,000	1,167,199
Olin Corp. 5% 2/1/30	690,000	658,367
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28 (b)	1,180,000	1,061,758
6.25% 10/1/29 (b)	1,250,000	1,110,201
9.75% 11/15/28 (b)	1,535,000	1,629,238
SCIH Salt Holdings, Inc.:
4.875% 5/1/28 (b)	2,375,000	2,221,376
6.625% 5/1/29 (b)	1,125,000	1,049,875
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (b)	905,000	868,738
The Chemours Co. LLC:
4.625% 11/15/29 (b)	515,000	452,146
5.375% 5/15/27	2,147,000	2,097,947
5.75% 11/15/28 (b)	1,745,000	1,662,122
Tronox, Inc. 4.625% 3/15/29 (b)	2,370,000	2,099,342
W.R. Grace Holding LLC:
5.625% 8/15/29 (b)	2,490,000	2,191,093
7.375% 3/1/31 (b)	295,000	295,090
		32,727,924
Consumer Products - 0.8%
Ferrellgas LP/Ferrellgas Finance Corp. 5.375% 4/1/26 (b)	167,000	163,433
HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 6.625% 7/15/30 (b)	1,155,000	1,186,543
Kohl's Corp. 4.25% 7/17/25	85,000	82,951
Mattel, Inc.:
3.375% 4/1/26 (b)	2,032,000	1,932,360
5.45% 11/1/41	290,000	261,173
5.875% 12/15/27 (b)	167,000	166,779
Newell Brands, Inc.:
4.7% 4/1/26	350,000	345,174
6.375% 9/15/27	350,000	347,495
6.5% 4/1/46 (f)	290,000	241,113
6.625% 9/15/29	380,000	378,479
The Scotts Miracle-Gro Co.:
4% 4/1/31	145,000	123,019
4.375% 2/1/32	220,000	185,904
TKC Holdings, Inc. 10.5% 5/15/29 (b)	1,165,000	1,054,325
		6,468,748
Containers - 1.9%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (b)(c)	1,190,000	555,944
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
5.25% 8/15/27 (b)	1,479,000	1,147,807
5.25% 8/15/27 (b)	1,740,000	1,350,361
Ball Corp.:
2.875% 8/15/30	365,000	313,237
4.875% 3/15/26	1,060,000	1,056,128
6% 6/15/29	440,000	449,330
Berry Global, Inc. 4.875% 7/15/26 (b)	585,000	574,883
BWAY Holding Co.:
7.875% 8/15/26 (b)	1,095,000	1,114,361
9.25% 4/15/27 (b)	830,000	814,691
Graham Packaging Co., Inc. 7.125% 8/15/28 (b)	350,000	315,000
Graphic Packaging International, Inc. 3.75% 2/1/30 (b)	500,000	450,000
LABL, Inc.:
5.875% 11/1/28 (b)	205,000	185,735
6.75% 7/15/26 (b)	135,000	131,275
9.5% 11/1/28 (b)	135,000	136,350
10.5% 7/15/27 (b)	800,000	767,237
Owens-Brockway Glass Container, Inc. 7.25% 5/15/31 (b)	345,000	349,792
Sealed Air Corp. 5% 4/15/29 (b)	2,080,000	2,011,391
Sealed Air Corp./Sealed Air Corp. U.S.:
6.125% 2/1/28 (b)	435,000	438,746
7.25% 2/15/31 (b)	1,415,000	1,500,325
Trivium Packaging Finance BV:
5.5% 8/15/26 (b)	365,000	358,105
8.5% 8/15/27 (b)	655,000	642,443
		14,663,141
Diversified Financial Services - 3.7%
Aercap Global Aviation Trust 6.5% 6/15/45 (b)(c)	685,000	686,021
Coinbase Global, Inc. 3.375% 10/1/28 (b)	690,000	582,204
Emerald Debt Merger Sub LLC 6.625% 12/15/30 (b)	2,975,000	3,038,576
Fortress Transportation & Infrastructure Investors LLC 7.875% 12/1/30 (b)	1,090,000	1,135,540
GGAM Finance Ltd.:
7.75% 5/15/26 (b)	690,000	700,349
8% 2/15/27 (b)	1,565,000	1,604,188
8% 6/15/28 (b)	1,040,000	1,075,983
Gn Bondco LLC 9.5% 10/15/31 (b)	1,535,000	1,498,605
GTCR W-2 Merger Sub LLC 7.5% 1/15/31 (b)	940,000	993,319
Hightower Holding LLC 6.75% 4/15/29 (b)	1,110,000	1,000,421
HTA Group Ltd. 7% 12/18/25 (b)	2,360,000	2,317,992
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	2,755,000	2,300,590
5.25% 5/15/27	500,000	451,250
6.25% 5/15/26	4,517,000	4,309,207
6.375% 12/15/25	810,000	795,219
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5% 8/15/28 (b)	372,000	332,969
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.75% 6/15/29 (b)	820,000	739,382
LPL Holdings, Inc. 4.375% 5/15/31 (b)	365,000	330,519
OneMain Finance Corp.:
3.5% 1/15/27	1,905,000	1,762,971
6.875% 3/15/25	145,000	146,781
7.125% 3/15/26	2,750,000	2,801,670
		28,603,756
Diversified Media - 0.5%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)	1,755,000	1,617,250
Cmg Media Corp. 8.875% 12/15/27 (b)	3,135,000	2,486,463
		4,103,713
Electric Utilities No Longer Use - 0.1%
FirstEnergy Corp.:
1.6% 1/15/26	167,000	155,319
2.05% 3/1/25	167,000	161,155
7.375% 11/15/31	167,000	197,012
		513,486
Energy - 12.4%
Altus Midstream LP:
5.875% 6/15/30 (b)	890,000	873,136
6.625% 12/15/28 (b)	2,550,000	2,597,968
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (b)	532,000	527,870
7.875% 5/15/26 (b)	532,000	544,886
Antero Resources Corp. 7.625% 2/1/29 (b)	167,000	171,363
Apache Corp.:
4.25% 1/15/30	612,000	571,835
5.1% 9/1/40	655,000	561,211
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)	1,480,000	1,387,044
California Resources Corp. 7.125% 2/1/26 (b)	495,000	502,021
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.75% 7/15/28 (b)	590,000	586,053
Centennial Resource Production LLC:
5.875% 7/1/29 (b)	1,010,000	979,700
7% 1/15/32 (b)	1,670,000	1,722,893
7.75% 2/15/26 (b)	540,000	549,358
CGG SA 8.75% 4/1/27 (b)	855,000	778,802
Cheniere Energy Partners LP:
3.25% 1/31/32	1,410,000	1,201,365
4% 3/1/31	730,000	663,674
Cheniere Energy, Inc. 4.625% 10/15/28	167,000	163,014
Citgo Petroleum Corp.:
6.375% 6/15/26 (b)	1,535,000	1,529,932
8.375% 1/15/29 (b)	755,000	776,389
CNX Resources Corp.:
7.25% 3/14/27 (b)	268,000	270,322
7.375% 1/15/31 (b)	385,000	387,672
Comstock Resources, Inc.:
5.875% 1/15/30 (b)	880,000	763,224
6.75% 3/1/29 (b)	1,180,000	1,079,119
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/33 (b)	925,000	958,260
CrownRock LP/CrownRock Finance, Inc.:
5% 5/1/29 (b)	920,000	897,000
5.625% 10/15/25 (b)	130,000	129,827
CVR Energy, Inc.:
5.25% 2/15/25 (b)	2,321,000	2,317,056
5.75% 2/15/28 (b)	1,334,000	1,230,615
8.5% 1/15/29 (b)	2,250,000	2,238,750
Delek Logistics Partners LP 7.125% 6/1/28 (b)	2,255,000	2,129,962
DT Midstream, Inc.:
4.125% 6/15/29 (b)	935,000	860,184
4.375% 6/15/31 (b)	365,000	329,242
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (b)	600,000	600,566
Energy Transfer LP:
5.625% 5/1/27 (b)	4,198,000	4,183,665
7.375% 2/1/31 (b)	725,000	761,928
EnLink Midstream LLC:
5.625% 1/15/28 (b)	395,000	390,530
6.5% 9/1/30 (b)	660,000	673,841
EnLink Midstream Partners LP 4.85% 7/15/26	650,000	636,802
EQM Midstream Partners LP:
4% 8/1/24	670,000	663,698
4.75% 1/15/31 (b)	300,000	279,195
6% 7/1/25 (b)	85,000	84,961
6.5% 7/1/27 (b)	415,000	422,566
6.5% 7/15/48	150,000	153,704
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29	1,220,000	1,177,317
Harvest Midstream I LP 7.5% 9/1/28 (b)	645,000	641,181
Hess Midstream Partners LP:
4.25% 2/15/30 (b)	635,000	584,200
5.125% 6/15/28 (b)	2,465,000	2,378,225
5.5% 10/15/30 (b)	365,000	353,268
5.625% 2/15/26 (b)	1,710,000	1,697,483
HF Sinclair Corp. 5% 2/1/28 (b)	1,350,000	1,309,237
Howard Midstream Energy Partners LLC 8.875% 7/15/28 (b)	745,000	781,925
Jonah Energy Parent LLC 12% 11/5/25 (g)(h)	1,295,305	1,361,754
MEG Energy Corp. 7.125% 2/1/27 (b)	167,000	169,711
Mesquite Energy, Inc. 7.25% (b)(e)(h)	5,722,000	1
New Fortress Energy, Inc. 6.5% 9/30/26 (b)	3,695,000	3,548,689
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (b)	1,030,000	1,040,309
Northern Oil & Gas, Inc.:
8.125% 3/1/28 (b)	1,085,000	1,098,563
8.75% 6/15/31 (b)	345,000	359,351
Occidental Petroleum Corp.:
4.2% 3/15/48	360,000	282,881
4.4% 8/15/49	510,000	378,032
5.5% 12/1/25	1,310,000	1,309,733
5.55% 3/15/26	377,000	379,726
5.875% 9/1/25	2,955,000	2,971,622
6.125% 1/1/31	1,090,000	1,131,624
6.625% 9/1/30	1,284,000	1,365,547
7.875% 9/15/31	375,000	426,585
7.95% 6/15/39	185,000	215,525
8.5% 7/15/27	1,100,000	1,199,851
8.875% 7/15/30	1,270,000	1,486,159
PBF Holding Co. LLC/PBF Finance Corp. 7.875% 9/15/30 (b)	1,645,000	1,675,268
Range Resources Corp.:
4.875% 5/15/25	167,000	164,939
8.25% 1/15/29	167,000	172,840
Rockies Express Pipeline LLC:
4.8% 5/15/30 (b)	250,000	228,750
4.95% 7/15/29 (b)	1,010,000	965,738
6.875% 4/15/40 (b)	385,000	376,648
Seadrill Finance Ltd. 8.375% 8/1/30 (b)	580,000	605,131
Sitio Royalties OP / Sitio Finance Corp. 7.875% 11/1/28 (b)	1,407,000	1,457,962
SM Energy Co. 5.625% 6/1/25	690,000	681,868
Southwestern Energy Co. 4.75% 2/1/32	925,000	855,821
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.875% 3/1/27	302,000	300,481
Sunnova Energy Corp.:
5.875% 9/1/26 (b)	550,000	468,193
11.75% 10/1/28 (b)	745,000	677,950
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	620,000	575,931
5.875% 3/15/28	500,000	499,334
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (b)	670,000	621,271
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (b)	2,252,000	2,128,159
6% 12/31/30 (b)	3,930,000	3,653,102
6% 9/1/31 (b)	2,100,000	1,942,354
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31	730,000	709,129
Teine Energy Ltd. 6.875% 4/15/29 (b)	167,000	156,794
Transocean Poseidon Ltd. 6.875% 2/1/27 (b)	446,250	444,034
Transocean, Inc.:
7.5% 1/15/26 (b)	525,000	515,833
8% 2/1/27 (b)	1,275,000	1,243,125
8.75% 2/15/30 (b)	893,000	932,971
Valaris Ltd. 8.375% 4/30/30 (b)	1,320,000	1,352,393
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (b)	2,305,000	2,091,326
4.125% 8/15/31 (b)	1,085,000	955,891
6.25% 1/15/30 (b)	935,000	929,941
Western Gas Partners LP:
3.95% 6/1/25	365,000	355,875
5.25% 2/1/50	725,000	650,006
5.3% 3/1/48	365,000	317,984
5.5% 8/15/48	220,000	196,197
		95,682,941
Environmental - 0.9%
Clean Harbors, Inc. 6.375% 2/1/31 (b)	340,000	345,459
Covanta Holding Corp. 4.875% 12/1/29 (b)	985,000	860,585
Darling Ingredients, Inc. 6% 6/15/30 (b)	510,000	510,377
GFL Environmental, Inc.:
3.75% 8/1/25 (b)	705,000	688,508
5.125% 12/15/26 (b)	705,000	697,529
6.75% 1/15/31 (b)	555,000	571,806
Madison IAQ LLC:
4.125% 6/30/28 (b)	1,515,000	1,377,348
5.875% 6/30/29 (b)	1,535,000	1,352,463
Stericycle, Inc. 5.375% 7/15/24 (b)	325,000	323,375
		6,727,450
Food & Drug Retail - 0.6%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.25% 3/15/26 (b)	195,000	183,984
3.5% 3/15/29 (b)	1,662,000	1,509,066
4.875% 2/15/30 (b)	1,200,000	1,148,792
BellRing Brands, Inc. 7% 3/15/30 (b)	290,000	300,141
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)	2,490,000	1,008,450
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (b)	460,000	400,575
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (b)	242,000	242,908
		4,793,916
Food/Beverage/Tobacco - 2.3%
C&S Group Enterprises LLC 5% 12/15/28 (b)	1,465,000	1,178,329
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (b)	290,000	271,095
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (b)	2,730,000	2,516,870
4.375% 1/31/32 (b)	365,000	332,980
Performance Food Group, Inc.:
4.25% 8/1/29 (b)	1,650,000	1,513,368
5.5% 10/15/27 (b)	125,000	123,165
6.875% 5/1/25 (b)	167,000	167,422
Pilgrim's Pride Corp.:
3.5% 3/1/32	365,000	308,578
4.25% 4/15/31	457,000	412,773
Post Holdings, Inc.:
4.625% 4/15/30 (b)	1,125,000	1,034,823
5.5% 12/15/29 (b)	1,655,000	1,594,705
5.75% 3/1/27 (b)	334,000	331,377
Primo Water Holdings, Inc. 4.375% 4/30/29 (b)	1,815,000	1,672,328
TreeHouse Foods, Inc. 4% 9/1/28	480,000	424,893
Triton Water Holdings, Inc. 6.25% 4/1/29 (b)	4,100,000	3,572,125
U.S. Foods, Inc.:
4.625% 6/1/30 (b)	475,000	442,682
4.75% 2/15/29 (b)	1,285,000	1,220,421
7.25% 1/15/32 (b)	750,000	782,034
United Natural Foods, Inc. 6.75% 10/15/28 (b)	145,000	117,383
		18,017,351
Gaming - 2.4%
Affinity Gaming LLC 6.875% 12/15/27 (b)	2,425,000	2,161,241
Caesars Entertainment, Inc.:
6.25% 7/1/25 (b)	1,210,000	1,213,290
7% 2/15/30 (b)	875,000	897,257
8.125% 7/1/27 (b)	1,700,000	1,742,668
Caesars Resort Collection LLC 5.75% 7/1/25 (b)	1,485,000	1,484,844
Carnival Corp. 10.5% 6/1/30 (b)	1,230,000	1,345,374
Churchill Downs, Inc. 5.75% 4/1/30 (b)	2,470,000	2,408,229
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29 (b)	1,847,000	1,675,912
6.75% 1/15/30 (b)	1,365,000	1,198,473
Golden Entertainment, Inc. 7.625% 4/15/26 (b)	945,000	947,363
Jacobs Entertainment, Inc. 6.75% 2/15/29 (b)	555,000	521,700
Las Vegas Sands Corp.:
2.9% 6/25/25	167,000	160,483
3.5% 8/18/26	167,000	159,191
Ontario Gaming GTA LP 8% 8/1/30 (b)	410,000	422,813
Station Casinos LLC 4.5% 2/15/28 (b)	750,000	707,122
Transocean, Inc. 7.25% 11/1/25 (b)	345,000	339,825
VICI Properties LP / VICI Note Co. 4.125% 8/15/30 (b)	730,000	664,975
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125% 2/15/31 (b)	365,000	380,119
		18,430,879
Healthcare - 6.8%
1375209 BC Ltd. 9% 1/30/28 (b)	755,000	736,201
180 Medical, Inc. 3.875% 10/15/29 (b)	650,000	585,488
Amgen, Inc. 5.6% 3/2/43	805,000	831,815
AMN Healthcare 4% 4/15/29 (b)	420,000	378,804
Avantor Funding, Inc.:
3.875% 11/1/29 (b)	830,000	753,738
4.625% 7/15/28 (b)	548,000	529,632
Bausch Health Companies, Inc. 5.5% 11/1/25 (b)	1,695,000	1,550,535
Cano Health, Inc. 6.25% 10/1/28 (b)	335,000	23,475
Catalent Pharma Solutions 3.5% 4/1/30 (b)	830,000	722,398
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (b)	660,000	604,376
4% 3/15/31 (b)	822,000	742,581
4.25% 5/1/28 (b)	290,000	276,042
Community Health Systems, Inc.:
4.75% 2/15/31 (b)	2,405,000	1,890,655
5.25% 5/15/30 (b)	4,605,000	3,851,376
5.625% 3/15/27 (b)	3,150,000	2,926,768
6% 1/15/29 (b)	930,000	837,121
6.125% 4/1/30 (b)	1,365,000	883,756
6.875% 4/15/29 (b)	920,000	593,650
8% 3/15/26 (b)	368,000	366,766
8% 12/15/27 (b)	167,000	161,167
10.875% 1/15/32 (b)	750,000	783,848
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (b)	1,200,000	1,095,407
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (b)	510,000	418,889
4.625% 6/1/30 (b)	2,795,000	2,438,343
Embecta Corp. 5% 2/15/30 (b)	620,000	525,909
Grifols SA 4.75% 10/15/28 (b)	935,000	847,923
HCA Holdings, Inc. 5.5% 6/15/47	725,000	697,971
HealthEquity, Inc. 4.5% 10/1/29 (b)	1,275,000	1,183,849
Hologic, Inc. 3.25% 2/15/29 (b)	500,000	453,310
Humana, Inc. 5.875% 3/1/33	730,000	777,664
IQVIA, Inc. 6.5% 5/15/30 (b)	690,000	707,324
Jazz Securities DAC 4.375% 1/15/29 (b)	1,250,000	1,164,269
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (b)	450,000	367,803
Modivcare, Inc. 5.875% 11/15/25 (b)	915,000	903,563
Molina Healthcare, Inc.:
3.875% 11/15/30 (b)	855,000	768,561
3.875% 5/15/32 (b)	390,000	340,768
Mozart Borrower LP 3.875% 4/1/29 (b)	4,200,000	3,797,406
Option Care Health, Inc. 4.375% 10/31/29 (b)	205,000	185,271
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (b)	2,265,000	2,084,846
5.125% 4/30/31 (b)	730,000	624,037
Owens & Minor, Inc. 4.5% 3/31/29 (b)	585,000	516,011
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (b)	1,670,000	1,487,168
RegionalCare Hospital Partners Holdings, Inc. 11% 10/15/30 (b)	1,840,000	1,937,800
RP Escrow Issuer LLC 5.25% 12/15/25 (b)	995,000	796,092
Teleflex, Inc. 4.25% 6/1/28 (b)	535,000	507,065
Tenet Healthcare Corp.:
4.25% 6/1/29	1,545,000	1,438,392
4.375% 1/15/30	1,660,000	1,538,387
4.625% 6/15/28	750,000	715,735
6.125% 6/15/30	1,640,000	1,657,830
6.25% 2/1/27	1,195,000	1,200,857
6.75% 5/15/31 (b)	240,000	245,292
Teva Pharmaceutical Finance Netherlands III BV:
3.15% 10/1/26	820,000	759,238
7.875% 9/15/29	210,000	226,165
8.125% 9/15/31	210,000	229,022
		52,668,359
Homebuilders/Real Estate - 3.1%
Anywhere Real Estate Group LLC 7% 4/15/30 (b)	543,200	500,934
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (b)	565,000	502,428
Greystar Real Estate Partners 7.75% 9/1/30 (b)	345,000	361,388
HAT Holdings I LLC/HAT Holdings II LLC 8% 6/15/27 (b)	895,000	932,003
Howard Hughes Corp.:
4.125% 2/1/29 (b)	555,000	494,899
4.375% 2/1/31 (b)	455,000	394,599
Kennedy-Wilson, Inc. 4.75% 2/1/30	975,000	790,267
LGI Homes, Inc. 8.75% 12/15/28 (b)	575,000	611,656
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	2,877,000	1,797,755
4.625% 8/1/29	1,780,000	1,279,928
5% 10/15/27	5,847,000	4,775,936
5.25% 8/1/26	682,000	609,666
Railworks Holdings LP 8.25% 11/15/28 (b)	1,160,000	1,148,400
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (b)	20,000	15,550
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (b)	16,000	11,942
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (b)	352,000	340,518
5.875% 6/15/27 (b)	167,000	167,835
TopBuild Corp. 4.125% 2/15/32 (b)	800,000	711,666
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24	15,000	15,000
TRI Pointe Homes, Inc. 5.7% 6/15/28	140,000	138,075
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (b)	5,020,000	4,326,716
6.5% 2/15/29 (b)	2,975,000	2,146,921
10.5% 2/15/28 (b)	1,455,000	1,475,086
		23,549,168
Hotels - 0.6%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (b)	2,820,000	2,461,039
3.75% 5/1/29 (b)	295,000	273,503
4% 5/1/31 (b)	1,615,000	1,479,219
		4,213,761
Insurance - 1.5%
Acrisure LLC / Acrisure Finance, Inc.:
4.25% 2/15/29 (b)	290,000	261,856
7% 11/15/25 (b)	145,000	144,655
Alliant Holdings Intermediate LLC:
5.875% 11/1/29 (b)	840,000	795,894
6.75% 10/15/27 (b)	4,250,000	4,234,976
6.75% 4/15/28 (b)	365,000	373,406
AmWINS Group, Inc. 4.875% 6/30/29 (b)	2,230,000	2,036,511
AssuredPartners, Inc. 5.625% 1/15/29 (b)	795,000	742,171
HUB International Ltd.:
7% 5/1/26 (b)	480,000	481,855
7.25% 6/15/30 (b)	2,210,000	2,334,268
USI, Inc. 7.5% 1/15/32 (b)	470,000	479,988
		11,885,580
Leisure - 2.5%
Carnival Corp.:
5.75% 3/1/27 (b)	2,095,000	2,045,764
6% 5/1/29 (b)	1,310,000	1,260,096
6.65% 1/15/28	175,000	166,813
7% 8/15/29 (b)	1,535,000	1,602,724
7.625% 3/1/26 (b)	2,880,000	2,932,073
ClubCorp Holdings, Inc. 8.5% 9/15/25 (b)	195,000	173,550
MajorDrive Holdings IV LLC 6.375% 6/1/29 (b)	965,000	830,982
NCL Corp. Ltd.:
5.875% 3/15/26 (b)	525,000	513,008
7.75% 2/15/29 (b)	1,920,000	1,929,076
NCL Finance Ltd. 6.125% 3/15/28 (b)	370,000	354,176
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (b)	2,390,000	2,307,817
5.375% 7/15/27 (b)	875,000	866,181
5.5% 8/31/26 (b)	2,375,000	2,351,602
7.25% 1/15/30 (b)	365,000	381,199
Viking Cruises Ltd. 9.125% 7/15/31 (b)	760,000	809,854
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (b)	370,000	360,750
Voc Escrow Ltd. 5% 2/15/28 (b)	510,000	488,488
		19,374,153
Metals/Mining - 1.4%
Arsenal AIC Parent LLC 8% 10/1/30 (b)	460,000	479,946
Cleveland-Cliffs, Inc. 4.875% 3/1/31 (b)	145,000	131,017
Constellium NV 5.875% 2/15/26 (b)	334,000	331,833
Eldorado Gold Corp. 6.25% 9/1/29 (b)	350,000	330,152
ERO Copper Corp. 6.5% 2/15/30 (b)	3,700,000	3,264,362
First Quantum Minerals Ltd.:
6.875% 10/15/27 (b)	1,693,000	1,430,602
8.625% 6/1/31 (b)	260,000	218,873
FMG Resources Pty Ltd.:
4.375% 4/1/31 (b)	365,000	334,157
4.5% 9/15/27 (b)	422,000	405,511
Howmet Aerospace, Inc. 5.95% 2/1/37	290,000	302,710
HudBay Minerals, Inc. 4.5% 4/1/26 (b)	500,000	483,638
Mineral Resources Ltd.:
8.5% 5/1/30 (b)	790,000	823,438
9.25% 10/1/28 (b)	675,000	718,045
Novelis Corp.:
3.25% 11/15/26 (b)	205,000	192,987
3.875% 8/15/31 (b)	340,000	299,620
PMHC II, Inc. 9% 2/15/30 (b)	1,185,000	939,612
		10,686,503
Paper - 1.0%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
4% 9/1/29 (b)	1,890,000	1,599,841
6% 6/15/27 (b)	1,155,000	1,150,647
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (b)	1,995,000	1,962,222
8.75% 4/15/30 (b)	1,445,000	1,347,270
Mercer International, Inc. 5.125% 2/1/29	475,000	408,001
SPA Holdings 3 OY 4.875% 2/4/28 (b)	1,270,000	1,108,960
		7,576,941
Publishing/Printing - 0.1%
News Corp. 5.125% 2/15/32 (b)	940,000	892,446
Railroad - 0.1%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (b)	680,000	589,614
Restaurants - 0.9%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (b)	580,000	547,939
4% 10/15/30 (b)	3,200,000	2,870,077
5.75% 4/15/25 (b)	297,000	296,031
Garden SpinCo Corp. 8.625% 7/20/30 (b)	335,000	357,826
Yum! Brands, Inc.:
3.625% 3/15/31	365,000	329,174
4.625% 1/31/32	1,985,000	1,856,829
4.75% 1/15/30 (b)	167,000	161,876
5.375% 4/1/32	290,000	284,924
		6,704,676
Services - 4.4%
AECOM 5.125% 3/15/27	487,000	483,493
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29 (b)	1,265,000	1,031,347
9.75% 7/15/27 (b)	915,000	896,606
APX Group, Inc.:
5.75% 7/15/29 (b)	690,000	643,255
6.75% 2/15/27 (b)	837,000	834,908
ASGN, Inc. 4.625% 5/15/28 (b)	635,000	603,251
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp. 4.625% 6/1/28 (b)	1,365,000	1,247,426
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (b)	2,678,000	2,522,667
Brand Energy & Infrastructure Services, Inc. 10.375% 8/1/30 (b)	3,090,000	3,267,768
CoreCivic, Inc.:
4.75% 10/15/27	1,240,000	1,140,778
8.25% 4/15/26	1,450,000	1,475,161
CoreLogic, Inc. 4.5% 5/1/28 (b)	955,000	836,590
Fair Isaac Corp. 5.25% 5/15/26 (b)	167,000	165,811
Gartner, Inc.:
3.625% 6/15/29 (b)	200,000	180,517
3.75% 10/1/30 (b)	287,000	253,700
Iron Mountain, Inc. 4.5% 2/15/31 (b)	365,000	330,514
Korn Ferry 4.625% 12/15/27 (b)	337,000	324,761
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (b)	965,000	963,553
Life Time, Inc. 8% 4/15/26 (b)	1,030,000	1,039,365
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)	1,410,000	1,311,300
PowerTeam Services LLC 9.033% 12/4/25 (b)	1,580,000	1,494,696
Prime Securities Services Borrower LLC/Prime Finance, Inc. 5.75% 4/15/26 (b)	705,000	708,820
Service Corp. International:
4% 5/15/31	582,000	521,181
4.625% 12/15/27	167,000	161,573
5.125% 6/1/29	365,000	357,700
Sotheby's 7.375% 10/15/27 (b)	810,000	781,161
The GEO Group, Inc.:
9.5% 12/31/28 (b)	1,315,000	1,268,976
10.5% 6/30/28	220,000	223,300
Uber Technologies, Inc.:
4.5% 8/15/29 (b)	4,462,000	4,256,599
8% 11/1/26 (b)	2,220,000	2,261,183
United Rentals North America, Inc. 6% 12/15/29 (b)	365,000	370,609
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (b)	2,028,000	1,951,741
		33,910,310
Steel - 0.3%
Commercial Metals Co.:
3.875% 2/15/31	440,000	389,300
4.125% 1/15/30	940,000	861,309
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (b)	912,000	843,992
		2,094,601
Super Retail - 1.6%
Bath & Body Works, Inc. 6.694% 1/15/27	375,000	382,886
Carvana Co.:
4.875% 9/1/29 (b)	1,170,000	713,700
5.5% 4/15/27 (b)	622,000	435,400
5.875% 10/1/28 (b)	305,000	189,100
10.25% 5/1/30 (b)	85,000	68,000
12% 12/1/28 pay-in-kind (b)(c)	352,000	298,741
13% 6/1/30 pay-in-kind (b)(c)	530,000	445,775
14% 6/1/31 pay-in-kind (b)(c)	628,000	536,416
EG Global Finance PLC 12% 11/30/28 (b)	2,500,000	2,662,575
Hanesbrands, Inc. 4.875% 5/15/26 (b)	167,000	161,090
LBM Acquisition LLC 6.25% 1/15/29 (b)	1,295,000	1,156,370
Levi Strauss & Co. 3.5% 3/1/31 (b)	410,000	354,994
Michaels Companies, Inc.:
5.25% 5/1/28 (b)	810,000	640,374
7.875% 5/1/29 (b)	620,000	390,346
Nordstrom, Inc.:
4.25% 8/1/31	950,000	790,381
4.375% 4/1/30	635,000	552,367
Sally Holdings LLC 5.625% 12/1/25	775,000	775,193
The William Carter Co. 5.625% 3/15/27 (b)	167,000	164,912
Under Armour, Inc. 3.25% 6/15/26	334,000	315,153
Wolverine World Wide, Inc. 4% 8/15/29 (b)	1,855,000	1,456,175
		12,489,948
Technology - 6.3%
Acuris Finance U.S. 5% 5/1/28 (b)	3,345,000	2,726,175
Athenahealth Group, Inc. 6.5% 2/15/30 (b)	450,000	408,230
Black Knight InfoServ LLC 3.625% 9/1/28 (b)	2,525,000	2,389,281
Block, Inc. 2.75% 6/1/26	532,000	501,692
Broadcom, Inc.:
2.45% 2/15/31 (b)	1,325,000	1,132,959
2.6% 2/15/33 (b)	1,015,000	836,207
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (b)	400,000	377,158
4.875% 7/1/29 (b)	405,000	380,025
Cloud Software Group, Inc.:
6.5% 3/31/29 (b)	1,680,000	1,600,100
9% 9/30/29 (b)	3,160,000	3,003,431
CNT PRNT/CDK GLO II/FIN 8% 6/15/29 (b)	1,495,000	1,560,421
Coherent Corp. 5% 12/15/29 (b)	1,990,000	1,890,012
CommScope, Inc.:
4.75% 9/1/29 (b)	825,000	553,910
6% 3/1/26 (b)	1,015,000	904,852
Elastic NV 4.125% 7/15/29 (b)	1,195,000	1,097,305
Entegris Escrow Corp.:
4.75% 4/15/29 (b)	1,705,000	1,642,621
5.95% 6/15/30 (b)	2,980,000	2,962,233
Entegris, Inc. 3.625% 5/1/29 (b)	630,000	569,035
Gartner, Inc. 4.5% 7/1/28 (b)	1,470,000	1,394,041
Gen Digital, Inc.:
5% 4/15/25 (b)	685,000	678,150
7.125% 9/30/30 (b)	340,000	355,239
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29 (b)	1,232,000	1,115,818
5.25% 12/1/27 (b)	322,000	315,530
GrafTech Global Enterprises, Inc. 9.875% 12/15/28 (b)	675,000	520,594
ION Trading Technologies Ltd. 5.75% 5/15/28 (b)	2,823,000	2,490,253
Match Group Holdings II LLC:
3.625% 10/1/31 (b)	220,000	190,084
4.125% 8/1/30 (b)	847,000	768,573
5% 12/15/27 (b)	167,000	163,069
MicroStrategy, Inc. 6.125% 6/15/28 (b)	1,910,000	1,852,967
ON Semiconductor Corp. 3.875% 9/1/28 (b)	1,282,000	1,189,089
Open Text Corp. 3.875% 12/1/29 (b)	1,020,000	914,771
Open Text Holdings, Inc.:
4.125% 2/15/30 (b)	1,465,000	1,325,934
4.125% 12/1/31 (b)	1,110,000	981,092
Rackspace Hosting, Inc. 3.5% 2/15/28 (b)	1,695,000	680,720
Seagate HDD Cayman:
5.75% 12/1/34	755,000	724,686
8.25% 12/15/29 (b)	345,000	372,092
8.5% 7/15/31 (b)	415,000	450,489
Sensata Technologies BV:
4% 4/15/29 (b)	2,060,000	1,914,577
5% 10/1/25 (b)	145,000	145,175
Sensata Technologies, Inc. 3.75% 2/15/31 (b)	365,000	321,467
SS&C Technologies, Inc. 5.5% 9/30/27 (b)	270,000	266,148
TTM Technologies, Inc. 4% 3/1/29 (b)	3,020,000	2,743,459
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (b)	1,060,000	875,105
VM Consolidated, Inc. 5.5% 4/15/29 (b)	1,245,000	1,175,763
		48,460,532
Telecommunications - 5.0%
Altice Financing SA:
5% 1/15/28 (b)	685,000	620,926
5.75% 8/15/29 (b)	4,565,000	4,055,003
Altice France Holding SA 6% 2/15/28 (b)	1,740,000	835,582
Altice France SA:
5.125% 1/15/29 (b)	2,490,000	1,936,052
5.5% 1/15/28 (b)	1,615,000	1,330,084
5.5% 10/15/29 (b)	15,000	11,762
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)	4,185,000	3,892,301
Cablevision Lightpath LLC:
3.875% 9/15/27 (b)	455,000	399,556
5.625% 9/15/28 (b)	360,000	283,720
Consolidated Communications, Inc. 5% 10/1/28 (b)	535,000	438,700
Frontier Communications Holdings LLC:
5% 5/1/28 (b)	1,360,000	1,256,881
5.875% 10/15/27 (b)	940,000	908,135
5.875% 11/1/29	1,430,000	1,208,320
8.75% 5/15/30 (b)	955,000	982,417
IHS Netherlands Holdco BV 8% 9/18/27 (b)	415,000	367,923
Intelsat Jackson Holdings SA 6.5% 3/15/30 (b)	1,895,000	1,805,184
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (b)	675,000	588,016
Level 3 Financing, Inc.:
3.625% 1/15/29 (b)(h)	340,000	180,200
4.25% 7/1/28 (b)(h)	890,000	551,800
10.5% 5/15/30 (b)	2,370,000	2,298,153
Millicom International Cellular SA:
4.5% 4/27/31 (b)	2,275,000	1,888,091
5.125% 1/15/28 (b)	261,000	242,743
Sable International Finance Ltd. 5.75% 9/7/27 (b)	464,000	439,199
SBA Communications Corp.:
3.125% 2/1/29	372,000	334,241
3.875% 2/15/27	167,000	160,372
Telecom Italia Capital SA:
6% 9/30/34	1,185,000	1,125,329
7.2% 7/18/36	845,000	849,686
7.721% 6/4/38	235,000	239,310
Uniti Group, Inc. 6% 1/15/30 (b)	2,665,000	1,862,595
Virgin Media Secured Finance PLC 4.5% 8/15/30 (b)	3,830,000	3,409,849
VMED O2 UK Financing I PLC 4.25% 1/31/31 (b)	415,000	362,355
Windstream Escrow LLC 7.75% 8/15/28 (b)	1,380,000	1,208,539
Zayo Group Holdings, Inc.:
4% 3/1/27 (b)	1,600,000	1,282,839
6.125% 3/1/28 (b)	1,020,000	749,149
		38,105,012
Textiles/Apparel - 0.2%
Crocs, Inc.:
4.125% 8/15/31 (b)	477,000	403,633
4.25% 3/15/29 (b)	167,000	149,588
Foot Locker, Inc. 4% 10/1/29 (b)	440,000	364,100
Kontoor Brands, Inc. 4.125% 11/15/29 (b)	335,000	302,253
Victoria's Secret & Co. 4.625% 7/15/29 (b)	505,000	421,825
		1,641,399
Transportation Ex Air/Rail - 0.6%
Golar LNG Ltd. 7% 10/20/25 (b)	1,025,000	1,014,986
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (b)	595,000	505,876
Seaspan Corp. 5.5% 8/1/29 (b)	2,170,000	1,815,377
XPO, Inc.:
6.25% 6/1/28 (b)	205,000	207,462
7.125% 6/1/31 (b)	345,000	357,296
7.125% 2/1/32 (b)	975,000	1,006,280
		4,907,277
Utilities - 3.2%
Clearway Energy Operating LLC:
3.75% 2/15/31 (b)	1,525,000	1,343,236
3.75% 1/15/32 (b)	170,000	147,683
4.75% 3/15/28 (b)	585,000	563,597
DPL, Inc.:
4.125% 7/1/25	896,000	873,600
4.35% 4/15/29	120,000	111,677
EnLink Midstream Partners LP 4.15% 6/1/25	335,000	327,463
FirstEnergy Corp. 3.4% 3/1/50	1,460,000	1,028,983
Global Partners LP/GLP Finance Corp. 7% 8/1/27	1,132,000	1,106,655
NextEra Energy Partners LP 7.25% 1/15/29 (b)	1,470,000	1,538,953
NRG Energy, Inc.:
3.375% 2/15/29 (b)	1,535,000	1,355,780
3.625% 2/15/31 (b)	525,000	451,069
5.25% 6/15/29 (b)	1,405,000	1,360,576
6.625% 1/15/27	334,000	334,718
PG&E Corp.:
5% 7/1/28	2,715,000	2,641,644
5.25% 7/1/30	4,230,000	4,080,027
Pike Corp.:
5.5% 9/1/28 (b)	2,615,000	2,491,311
8.625% 1/31/31 (b)	850,000	893,215
Vistra Operations Co. LLC:
5% 7/31/27 (b)	167,000	162,591
5.5% 9/1/26 (b)	817,000	806,612
5.625% 2/15/27 (b)	1,455,000	1,435,203
7.75% 10/15/31 (b)	1,475,000	1,531,919
		24,586,512
TOTAL NONCONVERTIBLE BONDS		638,613,482
TOTAL CORPORATE BONDS (Cost $685,896,766)		647,180,249

Commercial Mortgage Securities - 0.4%
	Principal Amount (a)	Value ($)
BX Trust floater Series 2021-SOAR Class G, CME Term SOFR 1 Month Index + 2.910% 8.2765% 6/15/38 (b)(c)(d)	553,329	528,391
ELP Commercial Mortgage Trust floater Series 2021-ELP Class F, CME Term SOFR 1 Month Index + 2.780% 8.1435% 11/15/38 (b)(c)(d)	746,132	714,293
Extended Stay America Trust floater Series 2021-ESH Class F, CME Term SOFR 1 Month Index + 3.810% 9.1765% 7/15/38 (b)(c)(d)	304,301	297,759
Hilton U.S.A. Trust Series 2016-HHV Class F, 4.1935% 11/5/38 (b)(c)	475,000	429,515
Merit floater Series 2021-STOR Class F, CME Term SOFR 1 Month Index + 2.310% 7.6765% 7/15/38 (b)(c)(d)	1,111,000	1,060,770
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,031,692)		3,030,728

Common Stocks - 1.7%
	Shares	Value ($)
Automotive & Auto Parts - 0.1%
Aptiv PLC (i)	7,500	672,900
Capital Goods - 0.1%
Regal Rexnord Corp.	6,000	888,120
Energy - 1.1%
California Resources Corp. warrants 10/27/24 (i)	1,768	34,264
Mesquite Energy, Inc. (h)(i)	82,533	6,714,041
New Fortress Energy, Inc. (j)	43,900	1,656,347
TOTAL ENERGY		8,404,652
Healthcare - 0.2%
Centene Corp. (i)	16,800	1,246,728
Technology - 0.1%
Coherent Corp. (i)	21,200	922,836
Telecommunications - 0.1%
CUI Acquisition Corp. Class E (h)(i)	1	0
GTT Communications, Inc. (h)	23,507	825,801
TOTAL TELECOMMUNICATIONS		825,801
TOTAL COMMON STOCKS (Cost $8,210,967)		12,961,037

Bank Loan Obligations - 4.2%
	Principal Amount (a)	Value ($)
Broadcasting - 0.1%
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 15.4428% 8/24/26 (c)(d)(k)	1,131,410	820,272
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 10.6625% (c)(d)(e)(k)	2,551,051	100,767
TOTAL BROADCASTING		921,039
Building Materials - 0.2%
Acproducts Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8598% 5/17/28 (c)(d)(k)	1,330,666	1,163,960
Chemicals - 0.2%
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.7651% 10/4/29 (c)(d)(k)	1,220,775	1,201,597
Consumer Products - 0.1%
Mattress Firm, Inc. Tranche B 1LN, term loan 6 month U.S. LIBOR + 4.250% 9.8598% 9/24/28 (c)(d)(k)	1,031,785	1,021,281
Energy - 0.2%
EG America LLC Tranche BC 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 11.2383% 2/7/28 (c)(d)(k)	1,376,259	1,348,734
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (d)(e)(h)(k)	1,525,908	0
term loan 3 month U.S. LIBOR + 0.000% 0% (d)(e)(h)(k)	658,000	0
TOTAL ENERGY		1,348,734
Healthcare - 0.2%
Cano Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.5332% 11/23/27 (c)(d)(k)	1,468,777	610,365
Da Vinci Purchaser Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4704% 1/8/27 (c)(d)(k)	73,291	73,360
Gainwell Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4481% 10/1/27 (c)(d)(k)	529,541	513,655
TOTAL HEALTHCARE		1,197,380
Homebuilders/Real Estate - 0.0%
Breakwater Energy Partners, LLC Tranche B 1LN, term loan 11.25% 9/1/26 (c)(d)(h)(k)	313,336	303,559
Insurance - 0.0%
Alliant Holdings Intermediate LLC Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8648% 11/6/30 (c)(d)(k)	105,598	105,941
Leisure - 0.6%
City Football Group Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4704% 7/21/28 (c)(d)(k)	3,357,482	3,333,711
ClubCorp Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.6098% 9/18/26 (c)(d)(k)	1,508,952	1,451,431
TOTAL LEISURE		4,785,142
Paper - 0.0%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 9.631% 4/13/29 (c)(d)(k)	206,751	207,439
Services - 1.0%
ABG Intermediate Holdings 2 LLC Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.956% 12/21/28 (c)(d)(k)	740,866	743,437
Ascend Learning LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.206% 12/10/29 (c)(d)(k)	130,000	111,103
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.956% 12/10/28 (c)(d)(k)	1,278,900	1,255,100
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.8771% 8/1/30 (c)(d)(k)	394,013	391,199
CoreLogic, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 6/2/28 (c)(d)(k)	1,549,152	1,503,653
Finastra U.S.A., Inc. term loan CME Term SOFR 1 Month Index + 7.250% 12.7129% 9/13/29 (c)(d)(h)(k)	2,027,645	2,011,424
Spin Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.6246% 3/4/28 (c)(d)(k)	2,025,263	1,772,834
TOTAL SERVICES		7,788,750
Super Retail - 0.6%
Bass Pro Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2204% 3/5/28 (c)(d)(k)	1,537,475	1,535,937
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.206% 12/18/27 (c)(d)(k)	3,155,322	3,113,925
TOTAL SUPER RETAIL		4,649,862
Technology - 0.7%
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.606% 2/15/29 (c)(d)(k)	1,171,355	1,164,912
DH Corp./Societe term loan CME Term SOFR 3 Month Index + 7.250% 12.7129% 9/13/29 (c)(d)(h)(k)	47,355	46,976
Sophia LP Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.956% 10/7/27 (c)(d)(k)	415,747	416,138
Ukg, Inc.:
1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.7643% 5/4/26 (c)(d)(k)	1,516,275	1,518,746
2LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.7643% 5/3/27 (c)(d)(k)	2,110,000	2,110,380
Verscend Holding Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4704% 8/27/25 (c)(d)(k)	457,713	458,093
TOTAL TECHNOLOGY		5,715,245
Telecommunications - 0.2%
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 14.4901% 6/30/28 (c)(d)(k)	989,489	623,378
Gtt Remainco LLC 1LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.4484% 12/30/27 (c)(d)(k)	1,244,858	1,075,246
TOTAL TELECOMMUNICATIONS		1,698,624
Textiles/Apparel - 0.1%
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7204% 4/16/28 (c)(d)(k)	447,704	446,097
TOTAL BANK LOAN OBLIGATIONS (Cost $36,665,099)		32,554,650

Preferred Securities - 1.3%
	Principal Amount (a)	Value ($)
Air Transportation - 0.1%
AerCap Holdings NV 5.875% 10/10/79 (c)	760,000	760,548
Banks & Thrifts - 0.8%
Ally Financial, Inc.:
4.7% (c)(l)	1,120,000	846,792
4.7% (c)(l)	1,110,000	759,751
Bank of America Corp. 5.875% (c)(l)	1,360,000	1,325,718
JPMorgan Chase & Co.:
4.6% (c)(l)	980,000	963,776
6.1% (c)(l)	1,360,000	1,373,163
Wells Fargo & Co.:
5.9% (c)(l)	745,000	739,187
7.625% (c)(l)	385,000	404,291
TOTAL BANKS & THRIFTS		6,412,678
Diversified Financial Services - 0.1%
Charles Schwab Corp. 4% (c)(l)	870,000	690,098
Energy - 0.3%
Energy Transfer LP 3 month U.S. LIBOR + 4.020% 9.6693% (c)(d)(l)	2,525,000	2,456,669
TOTAL PREFERRED SECURITIES (Cost $9,611,194)		10,319,993

Other - 1.4%
	Shares	Value ($)
Other - 1.4%
Fidelity Private Credit Central Fund LLC (g)(m) (Cost $10,386,774)	1,043,547	10,518,936

Money Market Funds - 5.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (n)	41,013,940	41,022,143
Fidelity Securities Lending Cash Central Fund 5.40% (n)(o)	1,715,053	1,715,225
TOTAL MONEY MARKET FUNDS (Cost $42,737,368)		42,737,368

TOTAL INVESTMENT IN SECURITIES - 98.6% (Cost $796,539,860)	759,302,961
NET OTHER ASSETS (LIABILITIES) - 1.4%	10,833,216
NET ASSETS - 100.0%	770,136,177

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $517,505,715 or 67.2% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Non-income producing - Security is in default.
(f)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,880,690 or 1.5% of net assets.

(h)	Level 3 security
(i)	Non-income producing
(j)	Security or a portion of the security is on loan at period end.
(k)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(l)	Security is perpetual in nature with no stated maturity date.
(m)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments.
(n)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(o)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Fidelity Private Credit Central Fund LLC	4/23/22 - 12/12/23	10,386,777

Jonah Energy Parent LLC 12% 11/5/25	5/05/23	1,269,399

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	46,606,159	276,645,529	282,229,545	1,568,030	-	-	41,022,143	0.1%
Fidelity Private Credit Central Fund LLC	7,033,396	3,312,218	-	1,301,052	12,341	160,981	10,518,936	1.6%
Fidelity Securities Lending Cash Central Fund 5.40%	-	14,560,095	12,844,870	647	-	-	1,715,225	0.0%
Total	53,639,555	294,517,842	295,074,415	2,869,729	12,341	160,981	53,256,304

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	-	-	-	-
Consumer Discretionary	672,900	672,900	-	-
Energy	8,404,652	1,690,611	-	6,714,041
Health Care	1,246,728	1,246,728	-	-
Industrials	888,120	888,120	-	-
Information Technology	1,748,637	922,836	-	825,801

Corporate Bonds	647,180,249	-	645,086,494	2,093,755

Commercial Mortgage Securities	3,030,728	-	3,030,728	-

Bank Loan Obligations	32,554,650	-	30,192,691	2,361,959

Preferred Securities	10,319,993	-	10,319,993	-

Other	10,518,936	-	10,518,936	-

Money Market Funds	42,737,368	42,737,368	-	-
Total Investments in Securities:	759,302,961	48,158,563	699,148,842	11,995,556

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Energy
Beginning Balance	$8,212,552
Net Realized Gain (Loss) on Investment Securities	1,827,890
Net Unrealized Gain (Loss) on Investment Securities	(693,986)
Cost of Purchases	-
Proceeds of Sales	(2,632,415)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$6,714,041
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2023	$1,796,739
Corporate Bonds
Beginning Balance	$11,280,376
Net Realized Gain (Loss) on Investment Securities	(1,175,270)
Net Unrealized Gain (Loss) on Investment Securities	(9,066,756)
Cost of Purchases	1,269,399
Proceeds of Sales	(3,296,806)
Amortization/Accretion	6,007
Transfers into Level 3	3,076,805
Transfers out of Level 3	-
Ending Balance	$2,093,755
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2023	$443,483
Other Investments in Securities
Beginning Balance	$2,903,158
Net Realized Gain (Loss) on Investment Securities	(24,165)
Net Unrealized Gain (Loss) on Investment Securities	553,532
Cost of Purchases	2,411,456
Proceeds of Sales	(1,474,514)
Amortization/Accretion	9,625
Transfers into Level 3	-
Transfers out of Level 3	(1,191,332)
Ending Balance	$3,187,760
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2023	$506,475

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $1,648,801) - See accompanying schedule:
Unaffiliated issuers (cost $743,415,718)	$706,046,657
Fidelity Central Funds (cost $53,124,142)	53,256,304

Total Investment in Securities (cost $796,539,860)		$759,302,961
Cash		11,858
Receivable for investments sold		324,838
Receivable for fund shares sold		1,296,247
Dividends receivable		2,101
Interest receivable		11,454,427
Distributions receivable from Fidelity Central Funds		351,004
Prepaid expenses		770
Other receivables		93
Total assets		772,744,299
Liabilities
Payable for fund shares redeemed	$350,294
Accrued management fee	345,005
Distribution and service plan fees payable	32,058
Other affiliated payables	77,161
Other payables and accrued expenses	88,379
Collateral on securities loaned	1,715,225
Total Liabilities		2,608,122
Commitments and contingent liabilities (see Commitments note)
Net Assets		$770,136,177
Net Assets consist of:
Paid in capital		$960,415,577
Total accumulated earnings (loss)		(190,279,400)
Net Assets		$770,136,177

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($239,269,007 ÷ 52,022,444 shares)		$4.60
Service Class :
Net Asset Value, offering price and redemption price per share ($64,790,111 ÷ 14,218,292 shares)		$4.56
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($128,067,042 ÷ 29,248,840 shares)		$4.38
Investor Class :
Net Asset Value, offering price and redemption price per share ($338,010,017 ÷ 74,055,736 shares)		$4.56
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$1,370,646
Interest		46,517,423
Income from Fidelity Central Funds (including $647 from security lending)		2,859,459
Total Income		50,747,528
Expenses
Management fee	$4,078,885
Transfer agent fees	621,104
Distribution and service plan fees	359,585
Accounting fees	281,637
Custodian fees and expenses	12,574
Independent trustees' fees and expenses	4,658
Audit	93,250
Legal	27,180
Interest	19,053
Miscellaneous	3,618
Total expenses before reductions	5,501,544
Expense reductions	(63,962)
Total expenses after reductions		5,437,582
Net Investment income (loss)		45,309,946
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(50,507,096)
Fidelity Central Funds	12,341
Capital gain distributions from Fidelity Central Funds	10,270
Total net realized gain (loss)		(50,484,485)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	76,783,171
Fidelity Central Funds	160,981
Total change in net unrealized appreciation (depreciation)		76,944,152
Net gain (loss)		26,459,667
Net increase (decrease) in net assets resulting from operations		$71,769,613
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,309,946	$41,888,073
Net realized gain (loss)	(50,484,485)	(25,101,677)
Change in net unrealized appreciation (depreciation)	76,944,152	(125,003,877)
Net increase (decrease) in net assets resulting from operations	71,769,613	(108,217,481)
Distributions to shareholders	(42,281,263)	(40,140,205)

Share transactions - net increase (decrease)	(2,892,847)	(83,467,685)
Total increase (decrease) in net assets	26,595,503	(231,825,371)

Net Assets
Beginning of period	743,540,674	975,366,045
End of period	$770,136,177	$743,540,674

Financial Highlights
VIP High Income Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$4.41	$5.25	$5.31	$5.43	$4.97
Income from Investment Operations
Net investment income (loss) A,B	.281	.251	.245	.266	.286
Net realized and unrealized gain (loss)	.175	(.842)	(.016)	(.121)	.457
Total from investment operations	.456	(.591)	.229	.145	.743
Distributions from net investment income	(.266)	(.249)	(.289)	(.265)	(.283)
Total distributions	(.266)	(.249)	(.289)	(.265)	(.283)
Net asset value, end of period	$4.60	$4.41	$5.25	$5.31	$5.43
Total Return C,D	10.48%	(11.37)%	4.41%	2.75%	15.11%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.68%	.72%	.67%	.67%	.67%
Expenses net of fee waivers, if any	.67%	.71%	.66%	.67%	.67%
Expenses net of all reductions	.67%	.71%	.66%	.67%	.67%
Net investment income (loss)	6.15%	5.22%	4.57%	5.14%	5.31%
Supplemental Data
Net assets, end of period (000 omitted)	$239,269	$235,522	$312,771	$313,973	$327,442
Portfolio turnover rate G	48%	32%	66%	72%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP High Income Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$4.37	$5.21	$5.26	$5.38	$4.93
Income from Investment Operations
Net investment income (loss) A,B	.274	.244	.238	.259	.279
Net realized and unrealized gain (loss)	.179	(.840)	(.007)	(.120)	.449
Total from investment operations	.453	(.596)	.231	.139	.728
Distributions from net investment income	(.263)	(.244)	(.281)	(.259)	(.278)
Total distributions	(.263)	(.244)	(.281)	(.259)	(.278)
Net asset value, end of period	$4.56	$4.37	$5.21	$5.26	$5.38
Total Return C,D	10.50%	(11.56)%	4.50%	2.65%	14.92%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.78%	.81%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.77%	.81%	.76%	.77%	.77%
Expenses net of all reductions	.77%	.81%	.76%	.77%	.77%
Net investment income (loss)	6.05%	5.12%	4.47%	5.04%	5.21%
Supplemental Data
Net assets, end of period (000 omitted)	$64,790	$43,707	$53,927	$53,326	$66,123
Portfolio turnover rate G	48%	32%	66%	72%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP High Income Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$4.21	$5.03	$5.09	$5.22	$4.79
Income from Investment Operations
Net investment income (loss) A,B	.257	.228	.222	.244	.262
Net realized and unrealized gain (loss)	.168	(.809)	(.009)	(.121)	.438
Total from investment operations	.425	(.581)	.213	.123	.700
Distributions from net investment income	(.255)	(.239)	(.273)	(.253)	(.270)
Total distributions	(.255)	(.239)	(.273)	(.253)	(.270)
Net asset value, end of period	$4.38	$4.21	$5.03	$5.09	$5.22
Total Return C,D	10.24%	(11.67)%	4.29%	2.42%	14.77%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.93%	.96%	.92%	.92%	.92%
Expenses net of fee waivers, if any	.92%	.96%	.91%	.92%	.92%
Expenses net of all reductions	.92%	.96%	.91%	.92%	.92%
Net investment income (loss)	5.90%	4.97%	4.32%	4.89%	5.06%
Supplemental Data
Net assets, end of period (000 omitted)	$128,067	$127,406	$166,773	$170,257	$187,747
Portfolio turnover rate G	48%	32%	66%	72%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP High Income Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$4.38	$5.22	$5.27	$5.39	$4.94
Income from Investment Operations
Net investment income (loss) A,B	.278	.248	.242	.263	.283
Net realized and unrealized gain (loss)	.167	(.840)	(.004)	(.119)	.448
Total from investment operations	.445	(.592)	.238	.144	.731
Distributions from net investment income	(.265)	(.248)	(.288)	(.264)	(.281)
Total distributions	(.265)	(.248)	(.288)	(.264)	(.281)
Net asset value, end of period	$4.56	$4.38	$5.22	$5.27	$5.39
Total Return C,D	10.30%	(11.46)%	4.63%	2.74%	14.94%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.71%	.75%	.70%	.71%	.70%
Expenses net of fee waivers, if any	.70%	.75%	.70%	.71%	.70%
Expenses net of all reductions	.70%	.75%	.70%	.71%	.70%
Net investment income (loss)	6.12%	5.19%	4.53%	5.11%	5.28%
Supplemental Data
Net assets, end of period (000 omitted)	$338,010	$336,906	$441,896	$431,557	$462,593
Portfolio turnover rate G	48%	32%	66%	72%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Central Fund LLC.
The Fund invests in Fidelity Private Credit Central Fund LLC (formerly Fidelity Direct Lending Fund, LP), which is a limited liability company available only to certain investment companies managed by the investment adviser and its affiliates. On June 1, 2023, Fidelity Private Credit Central Fund elected to be regulated as a business development company (BDC). Fidelity Private Credit Central Fund LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Central Fund LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Central Fund LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Central Fund LLC and thus a decline in the value of the Fund. Fidelity Private Credit Central Fund LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Central Fund LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Central Fund LLC. Fidelity Private Credit Central Fund LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Central Fund LLC. The annualized expense ratio for Fidelity Private Credit Central Fund LLC for the nine month period ended September 30, 2023 was 9.63%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, preferred securities and bank loan obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Central Fund LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$7,539,842	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	7.3	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Discount rate	11.4%	Decrease
Corporate Bonds	$2,093,755	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	6.0	Increase
			Enterprise value/Proved reserves multiple (EV/PR)	0.8	Increase
			Enterprise value/PV10 multiple (EV/PV10)	0.3	Increase
			Daily production multiple ($/Million cubic feet per day)	$3,600.00	Increase
		Indicative market price	Evaluated bid	$53.00 - $62.00 / $59.78	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Yield	18.3%	Decrease
Bank Loan Obligations	$2,361,959	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	3.0	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Yield	11.7% - 14.7% / 12.1%	Decrease

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,509,350
Gross unrealized depreciation	(54,303,235)
Net unrealized appreciation (depreciation)	$(30,793,885)
Tax Cost	$790,096,846

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$21,262
Capital loss carryforward	$(159,506,776)
Net unrealized appreciation (depreciation) on securities and other investments	$(30,793,885)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(52,044,772)
Long-term	(107,462,004)
Total capital loss carryforward	$(159,506,776)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$42,281,263	$40,140,205

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
VIP High Income Portfolio	Fidelity Private Credit Central Fund LLC	$2,111,010
VIP High Income Portfolio	Level 3 Financing, INC. 1LN note 11% 11/15/29	$668,710

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP High Income Portfolio	339,366,809	336,810,775

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.
For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$54,937
Service Class 2	304,648
$359,585

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$160,083.07
Service Class	37,357.07
Service Class 2	82,864.07
Investor Class	340,800.10
	$621,104

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP High Income Portfolio	0.0375%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP High Income Portfolio	.04

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	.63
Service Class	.63
Service Class 2.63
Investor Class	.67

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP High Income Portfolio	$165

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP High Income Portfolio	Borrower	$ 10,473,167	5.46%	$19,053

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP High Income Portfolio	$1,364

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP High Income Portfolio	$69	$-	$-

9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Central Fund LLC until April 30, 2025. During the period, this waiver reduced the Fund's management fee by $30,308.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $9,657.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23,997.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP High Income Portfolio
Distributions to shareholders
Initial Class	$ 13,114,360	$12,725,157
Service Class	3,543,798	2,297,407
Service Class 2	7,099,148	6,951,637
Investor Class	18,523,957	18,166,004
Total	$42,281,263	$40,140,205

11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP High Income Portfolio
Initial Class
Shares sold	4,085,545	8,972,527	$18,635,821	$43,454,864
Reinvestment of distributions	2,913,457	2,812,389	13,114,360	12,725,094
Shares redeemed	(8,388,864)	(17,891,419)	(38,240,085)	(86,649,158)
Net increase (decrease)	(1,389,862)	(6,106,503)	$(6,489,904)	$(30,469,200)
Service Class
Shares sold	14,002,336	9,351,371	$63,721,950	$44,866,682
Reinvestment of distributions	794,336	512,294	3,543,798	2,297,407
Shares redeemed	(10,574,975)	(10,213,228)	(47,263,576)	(47,686,210)
Net increase (decrease)	4,221,697	(349,563)	$20,002,172	$(522,121)
Service Class 2
Shares sold	9,151,684	14,698,776	$40,144,654	$67,799,017
Reinvestment of distributions	1,658,293	1,607,586	7,099,148	6,951,637
Shares redeemed	(11,824,363)	(19,191,491)	(51,160,252)	(88,751,788)
Net increase (decrease)	(1,014,386)	(2,885,129)	$(3,916,450)	$(14,001,134)
Investor Class
Shares sold	12,415,738	15,127,519	$56,409,510	$72,075,364
Reinvestment of distributions	4,151,973	4,041,803	18,523,957	18,165,818
Shares redeemed	(19,458,901)	(26,866,685)	(87,422,132)	(128,716,412)
Net increase (decrease)	(2,891,190)	(7,697,363)	$(12,488,665)	$(38,475,230)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP High Income Portfolio	49%	1	14%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP High Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP High Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, issuers of privately offered securities, and agent banks. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP High Income Portfolio
Initial Class	.65%
Actual		$ 1,000	$ 1,060.80	$ 3.38
Hypothetical-B		$ 1,000	$ 1,021.93	$ 3.31
Service Class	.75%
Actual		$ 1,000	$ 1,060.60	$ 3.90
Hypothetical-B		$ 1,000	$ 1,021.42	$ 3.82
Service Class 2	.89%
Actual		$ 1,000	$ 1,059.10	$ 4.62
Hypothetical-B		$ 1,000	$ 1,020.72	$ 4.53
Investor Class	.68%
Actual		$ 1,000	$ 1,058.70	$ 3.53
Hypothetical-B		$ 1,000	$ 1,021.78	$ 3.47

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.16% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $39,414,678 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP High Income Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Investor Class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Investor Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Investor Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Investor Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Investor Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Investor Class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month  period ended September 30, 2022 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that the servicing component of the VIP universe differs by class for both Fidelity's and competitor's VIP classes and that the servicing component of Investor Class is split between the class-level and the annuity level whereas other competitor classes provide all servicing at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.540029.126
VIPHI-ANN-0224
Fidelity® Variable Insurance Products:

VIP Floating Rate High Income Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Initial Class	12.29%	5.62%	4.07%
Investor Class	12.22%	5.61%	4.04%

A   From April 9, 2014
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Floating Rate High Income Portfolio - Initial Class, a class of the fund, on April 9, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Morningstar® LSTA® US Performing Loans performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Floating-rate bank loans gained 13.72% for the 12 months ending December 31, 2023, as measured by the Morningstar LSTA US Performing Loans Index. It was a robust period for loans. The asset class finished only slightly behind high-yield credit, while outpacing all other U.S. fixed-income categories and posting a gain in 10 out of 12 months. Key factors fueling loan performance included a sharp rise in short- and longer-term interest rates, expectations that the U.S. Federal Reserve would keep rates higher for longer than originally anticipated, and generally favorable corporate earnings. Additional supportive factors were a decline in inflation from the highs reached in 2022, reduced net new loan supply and strong retail fund inflows late in the period. Within the Morningstar index, every industry registered a gain in 2023, led by home furnishings (+24%), publishing and surface transport (+17% each). A number of other groups rose 15% to 16% and topped the broader market. These included leisure goods/activities/movies, insurance, automotive, industrial equipment, business equipment & services and electronics/electrical. Health care and building & development each returned about 14% and also topped the benchmark. On the downside, radio & television (+7%), all telecom (+10%), utilities, food products and lodging & casinos (11% each) were the biggest relative laggards. Oil & gas and chemicals & plastics each gained about 12% and also underperformed. From a credit-rating perspective, loans rated CCC and B gained roughly 19% and 15%, respectively, and outperformed the market, while higher-quality credits trailed.
Comments from Co-Managers Eric Mollenhauer, Kevin Nielsen and Chandler Perine:
For the fiscal year ending December 31, 2023, the fund's share classes gained about 12%, versus 13.72% for the benchmark Morningstar LSTA US Performing Loans Index. The fund's core investment in floating-rate leveraged loans rose 13.54% and slightly detracted from performance versus the benchmark. By industry, investment choices and an underweight in the electronics/electrical category hurt most. Picks in the home furnishings segment also hampered the portfolio's relative result. Further detracting was outsized exposure to the lodging & casinos group. Lastly, the fund's position in cash notably weighed on performance as well. The fund's non-benchmark stake in Chesapeake Energy returned roughly -15% and was the largest individual relative detractor in 2023. An out-of-benchmark position stake in BYJU'S (-29%) also hurt, as did an overweight in Diamond Sports (-37%). In contrast, the biggest contributor to performance versus the benchmark was security selection in the all telecom industry. Investment choices and an overweight in insurance also boosted relative performance, as did an outsized allocation to the chemicals & plastics segment. The top individual relative contributor was an overweight in Asurion (+28%), one of our largest holdings at year-end. An underweight in CenturyLink (-10%) also proved advantageous. Avoiding Magenta Buyer, a benchmark component that returned -12%, was another plus. From a credit quality standpoint, positioning in bonds rated BB added the most value, whereas unrated bonds hurt the most. Notable changes in positioning include increased exposure to the chemicals & plastics industry and a lower allocation to the all telecom group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
Bass Pro Group LLC	2.3
Asurion LLC	2.2
Acrisure LLC	1.4
Fertitta Entertainment LLC NV	1.2
Polaris Newco LLC	1.0
Clydesdale Acquisition Holdings, Inc.	0.9
Ukg, Inc.	0.9
Hunter Douglas, Inc.	0.9
Peraton Corp.	0.8
MH Sub I LLC	0.8
12.4

Market Sectors (% of Fund's net assets)

Technology	14.8
Services	10.3
Insurance	5.6
Healthcare	5.6
Gaming	4.2

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Bank Loan Obligations - 84.8%
	Principal Amount (a)	Value ($)
Aerospace - 0.8%
ADS Tactical, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.2204% 3/19/26 (b)(c)(d)	301,875	297,851
Gemini HDPE LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.6448% 12/31/27 (b)(c)(d)	141,468	140,902
TransDigm, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.5981% 8/24/28 (b)(c)(d)	1,722,198	1,728,656
Tranche H 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.5981% 2/22/27 (b)(c)(d)	123,750	124,181
Tranche J 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.5981% 2/28/31 (b)(c)(d)	420,000	421,575
TOTAL AEROSPACE		2,713,165
Air Transportation - 1.3%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.4274% 4/20/28 (b)(c)(d)	702,000	720,210
Air Canada Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 9.1393% 8/11/28 (b)(c)(d)	275,800	276,230
American Airlines, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8694% 6/4/29 (b)(c)(d)	380,000	380,475
Echo Global Logistics, Inc.:
1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.9536% 11/23/28 (b)(c)(d)	493,236	481,314
CME Term SOFR 3 Month Index + 4.750% 10.1981% 11/23/28 (b)(c)(d)(e)	399,938	399,938
2LN, term loan CME Term SOFR 3 Month Index + 7.000% 12.4832% 11/23/29 (b)(c)(d)(e)	175,000	174,300
Mileage Plus Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.7704% 7/2/27 (b)(c)(d)	399,000	412,111
Rand Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6401% 3/17/30 (b)(c)(d)	203,911	202,841
SkyMiles IP Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1658% 10/20/27 (b)(c)(d)	396,000	405,033
STG Logistics, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 6.000% 11.4981% 3/24/28 (b)(c)(d)(e)	251,175	234,849
United Airlines, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.2198% 4/21/28 (b)(c)(d)	746,940	748,598
TOTAL AIR TRANSPORTATION		4,435,899
Automotive & Auto Parts - 1.1%
American Trailer World Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.206% 3/5/28 (b)(c)(d)	454,171	443,889
Belron Finance U.S. LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.000% 4/28/28 (c)(d)(f)	145,000	145,363
CME Term SOFR 3 Month Index + 2.750% 7.995% 4/18/29 (b)(c)(d)	114,425	114,568
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.106% 4/20/30 (b)(c)(d)	598,500	599,248
CWGS Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9723% 6/3/28 (b)(c)(d)	746,057	727,689
Driven Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4698% 12/17/28 (b)(c)(d)	103,163	102,474
Ls Group Opco Acquistion LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7096% 11/2/27 (b)(c)(d)	457,076	456,504
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.8948% 12/17/28 (b)(c)(d)	509,862	395,036
Power Stop LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.206% 1/26/29 (b)(c)(d)	412,356	384,180
Rough Country LLC:
2LN, term loan CME Term SOFR 3 Month Index + 6.500% 11.7332% 7/28/29 (b)(c)(d)	100,000	96,000
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8948% 7/28/28 (b)(c)(d)	108,958	108,141
RVR Dealership Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.206% 2/8/28 (b)(c)(d)	174,555	149,768
TOTAL AUTOMOTIVE & AUTO PARTS		3,722,860
Banks & Thrifts - 1.1%
Blackstone CQP Holdco LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3481% 12/31/30 (b)(c)(d)	1,427,401	1,429,185
Citadel Securities LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9704% 7/25/30 (b)(c)(d)	1,427,125	1,428,909
Deerfield Dakota Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.0981% 4/9/27 (b)(c)(d)	413,738	409,257
Novae LLC 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.5211% 12/22/28 (b)(c)(d)	388,088	379,356
Superannuation & Investments U.S. LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2204% 12/1/28 (b)(c)(d)	142,100	142,144
Walker & Dunlop, Inc. Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.456% 12/16/28 (b)(c)(d)	104,213	103,691
TOTAL BANKS & THRIFTS		3,892,542
Broadcasting - 1.4%
AppLovin Corp. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.000% 8.556% 10/25/28 (b)(c)(d)	146,807	146,807
CME Term SOFR 1 Month Index + 3.100% 8.556% 8/15/30 (b)(c)(d)	652,632	652,632
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 15.4428% 8/24/26 (b)(c)(d)	198,680	144,043
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 10.6625% (b)(c)(d)(g)	1,616,944	63,869
Dotdash Meredith, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4428% 12/1/28 (b)(c)(d)	1,103,794	1,092,756
Nexstar Media, Inc. Tranche B, term loan CME Term SOFR 1 Month Index + 2.500% 7.9704% 9/19/26 (b)(c)(d)	351,322	351,294
Sinclair Television Group, Inc. Tranche B4 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 9.206% 4/21/29 (b)(c)(d)	269,995	219,101
Univision Communications, Inc. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.250% 8.7204% 3/24/26 (b)(c)(d)	273,597	273,838
CME Term SOFR 1 Month Index + 3.250% 8.7204% 1/31/29 (b)(c)(d)	1,838,888	1,834,861
TOTAL BROADCASTING		4,779,201
Building Materials - 2.8%
Acproducts Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8598% 5/17/28 (b)(c)(d)	1,149,721	1,005,684
APi Group DE, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9704% 1/3/29 (b)(c)(d)	691,920	691,920
Emerson Climate Technologies Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.356% 5/31/30 (b)(c)(d)	616,254	618,028
Foley Products Co. LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.2481% 12/29/28 (b)(c)(d)	195,569	195,743
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8797% 2/25/29 (b)(c)(d)	2,916,197	2,900,887
Ingersoll-Rand Services Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.206% 2/28/27 (b)(c)(d)	64,994	65,109
Janus International Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7643% 8/3/30 (b)(c)(d)	159,600	159,750
Oscar AcquisitionCo LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.9481% 4/29/29 (b)(c)(d)	1,239,209	1,225,268
Smyrna Ready Mix LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8579% 4/2/29 (b)(c)(d)	213,027	213,383
Specialty Building Products Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 9.206% 10/15/28 (b)(c)(d)	266,322	265,657
SRS Distribution, Inc. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.9704% 6/4/28 (b)(c)(d)	726,496	726,802
CME Term SOFR 3 Month Index + 3.500% 8.956% 6/2/28 (b)(c)(d)	235,800	235,505
Standard Industries, Inc./New Jersey Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.7214% 9/22/28 (b)(c)(d)	220,189	220,523
Traverse Midstream Partners Ll Tranche B, term loan CME TERM SOFR 6 MONTH INDEX + 4.250% 9.24% 2/16/28 (b)(c)(d)	266,201	266,089
USIC Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 9.1098% 5/14/28 (b)(c)(d)	254,150	251,736
White Capital Buyer LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 9.106% 10/19/27 (b)(c)(d)	375,843	376,470
TOTAL BUILDING MATERIALS		9,418,554
Cable/Satellite TV - 2.3%
Charter Communication Operating LLC:
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1332% 2/1/27 (b)(c)(d)	2,001,052	1,999,812
Tranche B4 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.3596% 12/9/30 (b)(c)(d)	225,000	224,062
Coral-U.S. Co.-Borrower LLC Tranche B, term loan CME Term SOFR 1 Month Index + 2.250% 7.7927% 1/31/28 (b)(c)(d)	1,735,000	1,720,686
CSC Holdings LLC Tranche B6 LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8618% 1/18/28 (b)(c)(d)	1,881,560	1,814,539
DIRECTV Financing LLC 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.6498% 8/2/27 (b)(c)(d)	427,714	427,235
Neptune Finco Corp. Tranche B, term loan CME Term SOFR 1 Month Index + 2.250% 7.7263% 7/17/25 (b)(c)(d)	89,773	88,171
Virgin Media Bristol LLC:
Tranche N, term loan CME Term SOFR 1 Month Index + 2.500% 7.9763% 1/31/28 (b)(c)(d)	653,534	650,175
Tranche Y 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7899% 3/6/31 (b)(c)(d)	855,000	850,486
TOTAL CABLE/SATELLITE TV		7,775,166
Capital Goods - 0.6%
Ali Group North America Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4704% 7/22/29 (b)(c)(d)	359,000	359,248
Chart Industries, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.691% 3/17/30 (b)(c)(d)	533,531	533,974
CPM Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8428% 9/28/28 (b)(c)(d)	344,776	345,638
Griffon Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.7481% 1/24/29 (b)(c)(d)	396,318	396,647
TNT Crane & Rigging LLC 2LN, term loan 3 month U.S. LIBOR + 8.750% 14.4064% 4/16/25 (b)(c)(d)(e)	43,896	41,539
Vertical U.S. Newco, Inc. Tranche B 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 3.500% 9.3811% 7/31/27 (b)(c)(d)	257,752	258,075
TOTAL CAPITAL GOODS		1,935,121
Chemicals - 3.9%
A-Gas Finco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 12/13/29 (c)(d)(f)	455,000	416,325
ARC Falcon I, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.956% 9/30/28 (b)(c)(d)	992,859	980,449
Aruba Investment Holdings LLC:
2LN, term loan CME Term SOFR 1 Month Index + 7.750% 13.206% 11/24/28 (b)(c)(d)	410,000	382,838
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.456% 11/24/27 (b)(c)(d)	440,837	433,951
Avient Corp. Tranche B7 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8902% 8/29/29 (b)(c)(d)	487,196	487,805
Bakelite U.S. Holding Ltd. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4981% 5/27/29 (b)(c)(d)	399,735	397,489
Consolidated Energy Finance SA:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.956% 5/7/25 (b)(c)(d)(e)	258,375	250,624
Tranche B, term loan CME Term SOFR 1 Month Index + 2.500% 7.956% 5/7/25 (b)(c)(d)	223,079	215,829
Cyanco Intermediate 2 Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.106% 7/7/28 (b)(c)(d)	124,688	124,896
Derby Buyer LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5928% 11/1/30 (b)(c)(d)	450,000	450,000
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.7651% 10/4/29 (b)(c)(d)	1,323,466	1,302,674
Groupe Solmax, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.2953% 5/27/28 (b)(c)(d)	650,994	623,327
Herens U.S. Holdco Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.920% 9.3731% 7/3/28 (b)(c)(d)	214,560	193,748
Hexion Holdings Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 10.0215% 3/15/29 (b)(c)(d)	1,322,209	1,267,668
Hexion, Inc. 2LN, term loan CME Term SOFR 1 Month Index + 7.430% 12.8935% 3/15/30 (b)(c)(d)	170,000	142,163
ICP Group Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.3598% 12/29/27 (b)(c)(d)	147,791	118,454
INEOS U.S. Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.956% 2/10/30 (b)(c)(d)	159,200	159,200
INEOS U.S. Petrochem LLC:
1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.206% 3/1/30 (b)(c)(d)	169,150	165,767
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.706% 4/2/29 (b)(c)(d)	536,490	531,125
Koppers, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.96% 4/10/30 (b)(c)(d)	399,000	400,496
Manchester Acquisition Sub LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 11.2771% 12/1/26 (b)(c)(d)	249,280	218,537
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 5.000% 10.3481% 11/9/28 (b)(c)(d)	365,085	366,454
CME Term SOFR 3 Month Index + 3.750% 9.3598% 11/9/28 (b)(c)(d)	1,261,026	1,257,167
Starfruit U.S. Holdco LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 4.000% 9.441% 4/3/28 (b)(c)(d)	213,925	214,406
CME Term SOFR 1 Month Index + 4.000% 9.4671% 4/3/28 (b)(c)(d)	615,058	616,786
The Chemours Co. LLC Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.856% 8/18/28 (b)(c)(d)	1,327,464	1,323,482
W.R. Grace Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.3598% 9/22/28 (b)(c)(d)	174,112	174,392
TOTAL CHEMICALS		13,216,052
Consumer Products - 1.9%
19Th Holdings Golf LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.6959% 2/7/29 (b)(c)(d)	645,175	638,723
Aip Rd Buyer Corp.:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.606% 12/22/28 (b)(c)(d)	383,175	381,022
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.356% 12/23/28 (b)(c)(d)	164,175	163,765
BCPE Empire Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.106% 12/10/28 (b)(c)(d)	712,418	713,664
Bombardier Recreational Products, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.456% 5/23/27 (b)(c)(d)	171,082	170,013
Tranche B3 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.106% 12/13/29 (b)(c)(d)	439,454	438,356
CNT Holdings I Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9258% 11/8/27 (b)(c)(d)	505,700	506,261
Gloves Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4704% 1/6/28 (b)(c)(d)	117,000	115,830
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.3598% 12/22/26 (b)(c)(d)	548,154	547,162
Mattress Firm, Inc. Tranche B 1LN, term loan 6 month U.S. LIBOR + 4.250% 9.8598% 9/24/28 (b)(c)(d)	683,196	676,241
Petco Health & Wellness Co., Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.8598% 3/4/28 (b)(c)(d)	492,368	464,451
Runner Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 11.0027% 10/21/28 (b)(c)(d)	334,050	261,117
Sweetwater Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.7204% 8/5/28 (b)(c)(d)	642,297	639,085
Windsor Holdings III, LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.841% 8/1/30 (b)(c)(d)	478,800	481,342
Woof Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.3595% 12/21/27 (b)(c)(d)	291,750	235,171
TOTAL CONSUMER PRODUCTS		6,432,203
Containers - 1.7%
AOT Packaging Products AcquisitionCo LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7204% 3/3/28 (b)(c)(d)	647,693	643,036
Berlin Packaging, LLC Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 3.250% 8.6041% 3/11/28 (b)(c)(d)	528,642	526,284
CME Term SOFR 3 Month Index + 3.750% 9.21% 3/11/28 (b)(c)(d)	769,253	769,337
Berry Global, Inc. Tranche AA 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.2219% 7/1/29 (b)(c)(d)	538,685	538,992
Canister International Group, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.206% 12/20/26 (b)(c)(d)	120,313	120,488
Charter NEX U.S., Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2204% 12/1/27 (b)(c)(d)	655,503	657,758
Graham Packaging Co., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4704% 8/4/27 (b)(c)(d)	425,624	425,909
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 4.750% 10.476% 2/9/26 (b)(c)(d)	189,638	177,905
Pregis TopCo Corp. 1LN, term loan:
CME Term SOFR 1 Month Index + 3.750% 9.2204% 8/1/26 (b)(c)(d)	97,750	97,669
CME Term SOFR 1 Month Index + 4.000% 9.106% 7/31/26 (b)(c)(d)	499,325	500,029
Reynolds Consumer Products LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.206% 1/30/27 (b)(c)(d)	517,968	518,569
Reynolds Group Holdings, Inc. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.250% 8.7204% 2/5/26 (b)(c)(d)	116,015	116,294
CME Term SOFR 1 Month Index + 3.250% 8.7204% 9/24/28 (b)(c)(d)	316,875	317,563
Ring Container Technologies Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 8/12/28 (b)(c)(d)	264,600	264,986
TOTAL CONTAINERS		5,674,819
Diversified Financial Services - 3.4%
AlixPartners LLP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.2204% 2/4/28 (b)(c)(d)	586,360	587,497
AVSC Holding Corp. Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.500% 10.9484% 10/15/26 (b)(c)(d)	372,285	363,600
BCP Renaissance Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8711% 10/31/28 (b)(c)(d)	213,197	213,397
Broadstreet Partners, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7204% 1/27/27 (b)(c)(d)	219,938	219,817
Tranche B3 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.106% 1/26/29 (b)(c)(d)	464,413	465,137
Clue Opco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.856% 9/22/30 (b)(c)(d)	690,000	652,623
DXP Enterprises, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.2906% 10/6/30 (b)(c)(d)	204,488	204,999
Eagle 4 Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.3598% 7/12/28 (b)(c)(d)	142,038	141,860
FinCo I LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3832% 6/27/29 (b)(c)(d)	201,095	201,682
Focus Financial Partners LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.856% 6/24/28 (b)(c)(d)	390,183	389,793
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.606% 6/30/28 (b)(c)(d)	227,125	227,314
Fugue Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3882% 1/26/28 (b)(c)(d)	268,647	269,445
GTCR W-2 Merger Sub LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 9/21/30 (c)(d)(f)	2,070,000	2,077,763
HarbourVest Partners LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.3481% 4/20/30 (b)(c)(d)	566,458	567,875
Heubach Holding U.S.A. LLC Tranche CME, term loan CME Term SOFR 1 Month Index + 10.000% 15.6477% 4/30/24 (b)(c)(d)(e)	81,540	69,679
Hightower Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.6412% 4/21/28 (b)(c)(d)	693,299	690,124
LSF11 Trinity Bidco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3583% 6/17/30 (b)(c)(d)	98,076	98,566
Nexus Buyer LLC:
2LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.706% 11/1/29 (b)(c)(d)	335,000	325,788
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.750% 9.206% 11/8/26 (b)(c)(d)	583,748	576,585
CME Term SOFR 1 Month Index + 4.500% 9.8598% 12/22/28 (b)(c)(d)	300,000	297,189
RCS Capital Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.956% 8/9/30 (b)(c)(d)	852,545	850,704
Recess Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3882% 3/24/27 (b)(c)(d)	169,575	170,423
TransUnion LLC:
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.206% 11/16/26 (b)(c)(d)	165,048	165,158
Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.7204% 12/1/28 (b)(c)(d)	471,371	472,611
UFC Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.3991% 4/29/26 (b)(c)(d)	264,790	265,489
WH Borrower LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 5.500% 10.8913% 2/15/27 (b)(c)(d)(e)	667,070	663,734
CME Term SOFR 1 Month Index + 5.500% 10.9028% 2/9/27 (b)(c)(d)	472,800	469,490
TOTAL DIVERSIFIED FINANCIAL SERVICES		11,698,342
Diversified Media - 0.9%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 10.1759% 10/28/27 (b)(c)(d)	400,769	397,575
Allen Media LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 10.9981% 2/10/27 (b)(c)(d)	962,342	851,673
Cmg Media Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.9481% 12/17/26 (b)(c)(d)	1,887,533	1,741,249
TOTAL DIVERSIFIED MEDIA		2,990,497
Energy - 2.4%
Apro LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2096% 11/14/26 (b)(c)(d)	392,460	392,460
Array Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.9274% 10/14/27 (b)(c)(d)	457,375	456,803
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.9704% 3/17/28 (b)(c)(d)	419,250	412,961
Calpine Construction Finance Co. LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.606% 7/20/30 (b)(c)(d)	324,188	323,944
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.956% 11/19/29 (b)(c)(d)	653,524	653,831
EG America LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 9.6645% 2/7/28 (b)(c)(d)(e)	349,500	339,015
Tranche BC 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 11.2383% 2/7/28 (b)(c)(d)	865,713	848,399
Esdec Solar Group BV Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.3598% 8/27/28 (b)(c)(d)	376,613	359,665
GIP II Blue Holding LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.9704% 9/29/28 (b)(c)(d)	1,131,296	1,134,599
GIP III Stetson I LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.706% 10/5/28 (b)(c)(d)	444,430	444,061
Natgasoline LLC Tranche B, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 11/14/25 (b)(c)(d)	296,536	294,682
New Fortress Energy, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.39% 10/30/28 (b)(c)(d)	1,410,000	1,385,325
Par Petroleum LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.7382% 2/14/30 (b)(c)(d)	512,471	512,087
Rockwood Service Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.7204% 1/23/27 (b)(c)(d)	293,006	293,519
Win Waste Innovations Holdings Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.2204% 3/25/28 (b)(c)(d)	263,250	246,665
TOTAL ENERGY		8,098,016
Entertainment/Film - 0.3%
AP Core Holdings II LLC:
Tranche B1 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.9704% 9/1/27 (b)(c)(d)	359,799	351,704
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.9704% 9/1/27 (b)(c)(d)	850,000	828,487
TOTAL ENTERTAINMENT/FILM		1,180,191
Environmental - 0.4%
Clean Harbors, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4698% 10/8/28 (b)(c)(d)	223,911	224,232
Covanta Holding Corp.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.856% 11/30/28 (b)(c)(d)	241,446	241,144
Tranche C 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.856% 11/30/28 (b)(c)(d)	18,408	18,385
Madison IAQ LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7214% 6/21/28 (b)(c)(d)	897,739	893,654
TOTAL ENVIRONMENTAL		1,377,415
Food & Drug Retail - 0.6%
Cardenas Merger Sub, LLC 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 6.750% 12.1981% 8/1/29 (b)(c)(d)	659,746	658,757
Froneri U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.706% 1/29/27 (b)(c)(d)	280,037	280,149
JP Intermediate B LLC term loan CME Term SOFR 1 Month Index + 5.500% 11.1448% 11/20/27 (b)(c)(d)	286,257	51,615
Northeast Grocery, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 7.500% 12.8618% 12/5/28 (b)(c)(d)	305,000	301,188
Primary Products Finance LLC 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.5455% 4/1/29 (b)(c)(d)	246,250	246,405
Upfield U.S.A. Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.2236% 1/31/28 (b)(c)(d)	560,000	548,520
TOTAL FOOD & DRUG RETAIL		2,086,634
Food/Beverage/Tobacco - 1.4%
8th Avenue Food & Provisions, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2204% 10/1/25 (b)(c)(d)	117,891	112,782
Aspire Bakeries Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6069% 12/16/30 (b)(c)(d)(e)	170,000	170,000
Bengal Debt Merger Sub LLC:
1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.6981% 1/24/29 (b)(c)(d)	839,432	809,960
2LN, term loan CME Term SOFR 3 Month Index + 6.000% 11.4481% 1/24/30 (b)(c)(d)	170,000	136,000
Chobani LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.9704% 10/23/27 (b)(c)(d)	442,880	443,101
CME Term SOFR 1 Month Index + 3.750% 9.1118% 10/25/27 (b)(c)(d)	265,000	265,220
Del Monte Foods, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.7111% 5/16/29 (b)(c)(d)	1,060,691	990,420
Shearer's Foods, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 9/23/27 (b)(c)(d)	444,163	444,341
Triton Water Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.8598% 3/31/28 (b)(c)(d)	1,435,258	1,420,188
TOTAL FOOD/BEVERAGE/TOBACCO		4,792,012
Gaming - 3.8%
Caesars Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.706% 1/26/30 (b)(c)(d)	2,352,225	2,355,542
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.356% 1/27/29 (b)(c)(d)	4,165,670	4,164,795
Flutter Financing B.V. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.250% 7.5984% 11/25/30 (b)(c)(d)	1,020,000	1,020,847
CME Term SOFR 1 Month Index + 3.250% 8.8627% 7/4/28 (b)(c)(d)	152,400	152,739
Golden Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.206% 5/26/30 (b)(c)(d)	562,175	561,416
GVC Holdings Gibraltar Ltd.:
Tranche B2 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 3.500% 8.9481% 10/31/29 (b)(c)(d)	418,439	418,874
Tranche B4 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 2.250% 7.9481% 3/16/27 (b)(c)(d)	195,500	195,780
J&J Ventures Gaming LLC:
1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.6098% 4/26/28 (c)(d)	322,575	319,465
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 9.7204% 4/26/28 (b)(c)(d)	88,929	87,372
Tranche DD2 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 4/26/28 (c)(d)(f)	160,071	157,270
Ontario Gaming GTA LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5981% 8/1/30 (b)(c)(d)	225,000	225,763
PCI Gaming Authority 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9704% 5/29/26 (b)(c)(d)	138,389	138,753
Scientific Games Corp. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4648% 4/14/29 (b)(c)(d)	640,250	641,249
Scientific Games Holdings LP term loan CME Term SOFR 3 Month Index + 3.500% 8.6643% 4/4/29 (b)(c)(d)	1,612,390	1,611,583
Station Casinos LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.706% 2/7/27 (b)(c)(d)	962,160	963,180
TOTAL GAMING		13,014,628
Healthcare - 5.6%
Accelerated Health Systems LLC Tranche B1 LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.7481% 2/15/29 (b)(c)(d)	334,900	279,956
AHP Health Partners, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 8/24/28 (b)(c)(d)	250,001	250,549
Avantor Funding, Inc. Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.706% 11/6/27 (b)(c)(d)	252,908	253,260
Catalent Pharma Solutions Tranche B4 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3558% 2/22/28 (b)(c)(d)	290,000	290,000
Charlotte Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.6074% 2/12/28 (b)(c)(d)	641,991	644,039
Da Vinci Purchaser Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4704% 1/8/27 (b)(c)(d)	898,440	899,285
Elanco Animal Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.1928% 8/1/27 (b)(c)(d)	869,676	863,519
Electron BidCo, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4704% 11/1/28 (b)(c)(d)	260,363	260,724
Embecta Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.356% 3/31/29 (b)(c)(d)	684,093	670,603
Gainwell Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4481% 10/1/27 (b)(c)(d)	2,618,964	2,540,395
HAH Group Holding Co. LLC:
1LN, term loan:
CME Term SOFR 1 Month Index + 5.000% 10.45% 10/29/27 (b)(c)(d)	39,843	39,420
CME Term SOFR 3 Month Index + 5.000% 10.45% 10/29/27 (b)(c)(d)	228,849	227,133
Tranche DD 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.45% 10/29/27 (b)(c)(d)	5,042	4,988
ICU Medical, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9981% 1/6/29 (b)(c)(d)	434,619	433,806
Insulet Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7204% 5/4/28 (b)(c)(d)	1,588,874	1,591,988
Jazz Financing Lux SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 5/5/28 (b)(c)(d)	1,006,110	1,010,718
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.3968% 10/19/27 (b)(c)(d)	268,293	260,693
MED ParentCo LP:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.7204% 8/31/26 (b)(c)(d)	397,795	393,272
2LN, term loan CME Term SOFR 1 Month Index + 8.250% 13.7204% 8/30/27 (b)(c)(d)	180,000	164,475
Mozart Borrower LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4704% 10/23/28 (b)(c)(d)	2,262,092	2,271,276
Organon & Co. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.000% 8.4719% 6/2/28 (b)(c)(d)	742,454	742,922
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 9.1098% 11/30/27 (b)(c)(d)	622,649	622,301
Pathway Vet Alliance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2204% 3/31/27 (b)(c)(d)	220,213	193,512
Perrigo Investments LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.706% 4/20/29 (b)(c)(d)	461,813	460,081
Phoenix Newco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7204% 11/15/28 (b)(c)(d)	1,317,099	1,324,013
Pluto Acquisition I, Inc. term loan CME Term SOFR 1 Month Index + 4.000% 9.6498% 6/20/26 (b)(c)(d)	341,397	265,152
PRA Health Sciences, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.8598% 7/3/28 (b)(c)(d)	264,017	264,759
Surgery Center Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8558% 12/5/30 (b)(c)(d)	652,621	654,526
U.S. Anesthesia Partners, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.7073% 10/1/28 (b)(c)(d)	111,959	102,038
U.S. Radiology Specialists, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 10.7481% 12/15/27 (b)(c)(d)	336,814	332,883
Upstream Newco, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 9.8948% 11/20/26 (b)(c)(d)	110,789	104,073
Vetstrategy Canada Holdings In Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.866% 11/16/28 (b)(c)(d)	725,000	725,602
TOTAL HEALTHCARE		19,141,961
Homebuilders/Real Estate - 0.7%
Breakwater Energy Partners, LLC Tranche B 1LN, term loan 11.25% 9/1/26 (b)(c)(d)(e)	516,082	499,980
DTZ U.S. Borrower LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.750% 8.2204% 8/21/25 (b)(c)(d)	42,096	41,990
CME Term SOFR 1 Month Index + 3.250% 8.706% 1/31/30 (b)(c)(d)	428,352	424,068
CME Term SOFR 1 Month Index + 4.000% 9.356% 1/31/30 (b)(c)(d)	175,000	174,563
Fluidra Finco SL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.381% 1/27/29 (b)(c)(d)	262,863	262,261
Greystar Real Estate Partners 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1246% 8/21/30 (b)(c)(d)	219,450	219,450
Jones DesLauriers Insurance Management, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6245% 3/15/30 (b)(c)(d)	245,000	245,715
Ryan Specialty Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.456% 9/1/27 (b)(c)(d)	440,358	439,257
TOTAL HOMEBUILDERS/REAL ESTATE		2,307,284
Hotels - 1.8%
ASP LS Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 10.3958% 5/7/28 (b)(c)(d)	391,000	358,090
Carnival Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7204% 10/18/28 (b)(c)(d)	1,710,204	1,710,923
Four Seasons Hotels Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.956% 11/30/29 (b)(c)(d)	620,708	622,415
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.2204% 8/2/28 (b)(c)(d)	1,647,030	1,647,030
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.206% 8/31/25 (b)(c)(d)	635,145	635,145
Oravel Stays Singapore Pte Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 8.250% 13.8827% 6/23/26 (b)(c)(d)	113,935	103,680
Playa Resorts Holding BV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.6083% 1/5/29 (b)(c)(d)	531,345	531,345
Travelport Finance Luxembourg SARL 1LN, term loan CME Term SOFR 3 Month Index + 8.750% 12.6517% 2/28/25 (b)(c)(d)	410,034	395,797
Wyndham Hotels & Resorts, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.706% 5/25/30 (b)(c)(d)	141,954	142,257
TOTAL HOTELS		6,146,682
Insurance - 5.5%
Acrisure LLC:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 9.1498% 2/15/27 (b)(c)(d)	3,622,695	3,610,414
CME Term SOFR 1 Month Index + 4.250% 9.8998% 2/15/27 (b)(c)(d)	510,845	511,484
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8882% 11/6/30 (b)(c)(d)	730,122	730,728
Alliant Holdings Intermediate LLC Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8648% 11/6/30 (b)(c)(d)	1,202,469	1,206,377
AmWINS Group, Inc. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.250% 7.7204% 2/19/28 (b)(c)(d)	534,702	534,847
CME Term SOFR 1 Month Index + 2.750% 8.2204% 2/19/28 (b)(c)(d)	168,300	168,589
Amynta Agency Borrower, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.606% 2/28/28 (b)(c)(d)	537,802	537,727
AssuredPartners, Inc.:
1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.856% 2/13/27 (b)(c)(d)	255,450	255,833
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.9704% 2/13/27 (b)(c)(d)	14,625	14,643
CME Term SOFR 1 Month Index + 3.500% 8.9704% 2/13/27 (b)(c)(d)	360,000	360,587
Tranche B4 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2204% 2/13/27 (b)(c)(d)	164,588	164,882
Asurion LLC:
1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.456% 8/19/28 (b)(c)(d)	1,451,054	1,443,117
Tranche B11 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.706% 8/19/28 (b)(c)(d)	897,773	893,446
Tranche B3 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.7204% 1/31/28 (b)(c)(d)	1,400,000	1,331,162
Tranche B4 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.7204% 1/20/29 (b)(c)(d)	1,545,000	1,452,779
Tranche B8 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7204% 12/23/26 (b)(c)(d)	1,701,344	1,695,678
Tranche B9 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7204% 7/31/27 (b)(c)(d)	559,675	554,778
HUB International Ltd. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 4.250% 9.6619% 7/1/30 (b)(c)(d)	1,831,926	1,838,832
CME Term SOFR 3 Month Index + 4.000% 9.3691% 11/10/29 (b)(c)(d)	207,900	208,559
USI, Inc. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.000% 8.3481% 11/22/29 (b)(c)(d)	896,944	897,643
CME Term SOFR 1 Month Index + 3.250% 8.5981% 9/27/30 (b)(c)(d)	458,850	458,992
TOTAL INSURANCE		18,871,097
Leisure - 2.3%
Alterra Mountain Co. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 8.9704% 8/17/28 (b)(c)(d)	125,487	125,487
CME Term SOFR 1 Month Index + 3.750% 9.206% 5/31/30 (b)(c)(d)	388,050	389,990
Arcis Golf LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2204% 11/24/28 (b)(c)(d)	308,747	309,263
Carnival Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3574% 8/8/27 (b)(c)(d)	648,371	648,909
City Football Group Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4704% 7/21/28 (b)(c)(d)	1,482,832	1,472,333
ClubCorp Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.6098% 9/18/26 (b)(c)(d)	675,446	649,698
Crown Finance U.S., Inc. 1LN, term loan CME Term SOFR 1 Month Index + 8.500% 14.3811% 7/31/28 (b)(c)(d)	216,900	219,882
Delta 2 SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.5981% 1/15/30 (b)(c)(d)	765,000	766,438
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 12.6098% 9/8/24 (b)(c)(d)	115,000	106,848
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 8.6098% 3/8/24 (b)(c)(d)	591,447	577,234
Herschend Entertainment Co. LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2128% 8/27/28 (b)(c)(d)	141,375	141,419
Lids Holdings, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 5.500% 11.0277% 12/14/26 (b)(c)(d)(e)	285,156	275,176
SeaWorld Parks & Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4704% 8/25/28 (b)(c)(d)	219,938	220,102
Topgolf Callaway Brands Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.956% 3/9/30 (b)(c)(d)	949,259	948,272
United PF Holdings LLC:
1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.6448% 12/30/26 (b)(c)(d)	815,829	725,476
2LN, term loan 3 month U.S. LIBOR + 8.500% 14.1448% 12/30/27 (b)(c)(d)	100,000	71,000
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 8.500% 14.1448% 12/30/26 (b)(c)(d)	82,238	73,191
TOTAL LEISURE		7,720,718
Metals/Mining - 0.2%
Arsenal AIC Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.856% 8/18/30 (b)(c)(d)	374,063	375,114
U.S. Silica Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.206% 3/23/30 (b)(c)(d)	255,850	255,942
TOTAL METALS/MINING		631,056
Paper - 1.0%
Ahlstrom-Munksjo OYJ 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.6098% 2/4/28 (b)(c)(d)	163,415	162,598
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 9.631% 4/13/29 (b)(c)(d)	3,197,370	3,208,017
TOTAL PAPER		3,370,615
Publishing/Printing - 0.4%
Century DE Buyer LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.39% 10/30/30 (b)(c)(d)	440,000	441,100
Harland Clarke Holdings Corp. 1LN, term loan CME Term SOFR 1 Month Index + 7.750% 13.3598% 6/16/26 (b)(c)(d)	168,351	156,426
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.1302% 8/11/28 (b)(c)(d)	289,275	290,577
MJH Healthcare Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.956% 1/28/29 (b)(c)(d)	383,175	380,780
RLG Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.7204% 7/8/28 (b)(c)(d)	200,900	188,243
TOTAL PUBLISHING/PRINTING		1,457,126
Railroad - 0.4%
AIT Worldwide Logistics Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.2074% 4/6/28 (b)(c)(d)	347,013	343,542
Genesee & Wyoming, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 2.000% 7.4448% 12/30/26 (b)(c)(d)	459,673	460,381
Wwex Unified Topco Holdings LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6098% 7/26/28 (b)(c)(d)	551,018	538,620
TOTAL RAILROAD		1,342,543
Restaurants - 1.0%
Burger King Worldwide, Inc. Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 7.606% 9/21/30 (b)(c)(d)	597,500	597,285
Dave & Buster's, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.25% 6/29/29 (b)(c)(d)	532,167	533,024
Flynn Restaurant Group LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.7204% 12/1/28 (b)(c)(d)	232,133	233,235
Pacific Bells LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 10.1098% 10/20/28 (b)(c)(d)	282,915	281,235
PFC Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 6.250% 11.7832% 3/1/26 (b)(c)(d)	357,188	352,723
Restaurant Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.5981% 4/1/29 (b)(c)(d)	503,593	497,928
Whatabrands LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4704% 8/3/28 (b)(c)(d)	869,138	869,529
TOTAL RESTAURANTS		3,364,959
Services - 10.1%
ABG Intermediate Holdings 2 LLC Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.956% 12/21/28 (b)(c)(d)	2,155,968	2,163,450
AEA International Holdings Luxembourg SARL Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.3598% 9/7/28 (b)(c)(d)	156,800	156,996
AI Aqua Merger Sub, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7/30/28 (c)(d)(f)	1,080,000	1,083,715
All-Star Bidco AB:
Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.900% 8.96% 11/16/28 (b)(c)(d)	132,638	132,030
Tranche B1 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.46% 11/16/28 (b)(c)(d)	639,333	637,204
Allied Universal Holdco LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.750% 9.206% 5/14/28 (b)(c)(d)	1,342,942	1,335,744
CME Term SOFR 1 Month Index + 4.750% 10.106% 5/14/28 (b)(c)(d)	389,025	388,476
APX Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.9244% 7/9/28 (b)(c)(d)	648,238	647,732
Aramark Services, Inc.:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 2.500% 7.9704% 4/6/28 (b)(c)(d)	90,000	89,986
CME Term SOFR 1 Month Index + 2.500% 7.9704% 6/22/30 (b)(c)(d)	120,942	121,074
Tranche B-4 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.2204% 1/15/27 (b)(c)(d)	116,563	116,307
Archkey Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.7204% 6/30/28 (b)(c)(d)	570,341	558,935
Ascend Learning LLC:
2LN, term loan CME Term SOFR 1 Month Index + 5.750% 11.206% 12/10/29 (b)(c)(d)	255,000	217,933
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.956% 12/10/28 (b)(c)(d)	1,633,312	1,602,916
Avis Budget Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.2128% 8/6/27 (b)(c)(d)	159,584	159,066
Tranche C 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.456% 3/16/29 (b)(c)(d)	147,258	147,397
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.8771% 8/1/30 (b)(c)(d)	1,426,425	1,416,240
Cast & Crew Payroll LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 9.2204% 2/7/26 (b)(c)(d)	676,536	675,622
CME Term SOFR 1 Month Index + 3.750% 9.106% 12/30/28 (b)(c)(d)	492,880	491,032
CHG Healthcare Services, Inc. 1LN, term loan:
CME Term SOFR 1 Month Index + 3.250% 8.7204% 9/30/28 (b)(c)(d)	480,301	480,354
CME Term SOFR 1 Month Index + 3.750% 9.1448% 9/30/28 (b)(c)(d)	200,000	200,126
Congruex Group LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 11.2832% 5/3/29 (b)(c)(d)	369,375	350,906
CoreLogic, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 6/2/28 (b)(c)(d)	1,403,548	1,362,326
EAB Global, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 8/16/28 (b)(c)(d)	505,037	503,648
EmployBridge LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.4071% 7/19/28 (b)(c)(d)	732,128	596,684
Ensemble RCM LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2332% 8/1/26 (b)(c)(d)	529,726	530,293
Filtration Group Corp.:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.7204% 10/19/28 (b)(c)(d)	320,539	321,607
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 10/21/28 (b)(c)(d)	259,038	259,126
Flexera Software LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.750% 3/3/28 (c)(d)(f)	165,000	164,665
CME Term SOFR 1 Month Index + 3.750% 9.2204% 3/3/28 (b)(c)(d)	645,185	643,875
Franchise Group, Inc. Tranche B 1LN, term loan:
CME Term SOFR 3 Month Index + 4.750% 10.3944% 3/10/26 (b)(c)(d)	193,538	153,620
CME Term SOFR 3 Month Index + 4.750% 10.4374% 3/10/26 (b)(c)(d)	730,004	579,623
Galaxy U.S. Opco, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.1332% 4/29/29 (b)(c)(d)	500,900	410,738
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.3998% 7/30/26 (b)(c)(d)	261,565	262,057
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4704% 12/1/27 (b)(c)(d)	400,297	401,582
Hertz Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1083% 6/30/28 (b)(c)(d)	360,000	359,251
HomeServe U.S.A. Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.3579% 10/13/30 (b)(c)(d)	580,000	581,543
Indy U.S. Bidco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.106% 3/5/28 (b)(c)(d)	199,386	190,513
Ion Trading Finance Ltd. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.1981% 3/26/28 (b)(c)(d)	541,224	540,889
KNS Acquisitions, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.7204% 4/21/27 (b)(c)(d)	445,452	392,554
KUEHG Corp. 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.3481% 6/12/30 (b)(c)(d)	1,162,088	1,165,783
Life Time, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 10.1113% 1/15/26 (b)(c)(d)	60,000	60,270
Maverick Purchaser Sub LLC:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 4.000% 9.3579% 2/15/29 (b)(c)(d)	1,132,800	1,131,101
CME Term SOFR 1 Month Index + 4.000% 9.4704% 1/23/27 (b)(c)(d)	712,878	712,208
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 8.750% 14.2204% 1/31/28 (b)(c)(d)	290,000	287,463
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.5067% 4/11/29 (b)(c)(d)	2,110,560	1,923,247
Omnia Partners LLC:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6282% 7/25/30 (c)(d)	653,601	657,281
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7/25/30 (c)(d)(h)	61,399	61,745
Optiv Security, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.6296% 8/14/26 (b)(c)(d)	508,725	484,052
Pilot Travel Centers LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.456% 8/4/28 (b)(c)(d)	635,375	636,830
PowerTeam Services LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.9481% 3/6/25 (b)(c)(d)	346,406	325,081
R1 RCM, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 6/21/29 (c)(d)(f)	310,000	309,709
Sabert Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2195% 12/16/26 (b)(c)(d)	310,928	312,678
Sedgwick Claims Management Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.106% 2/24/28 (b)(c)(d)	253,424	254,022
Sitel Worldwide Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2204% 8/27/28 (b)(c)(d)	68,961	66,064
Sotheby's Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 10.1555% 1/15/27 (b)(c)(d)	559,311	551,274
Spin Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.6246% 3/4/28 (b)(c)(d)	2,816,055	2,465,062
SuperMoose Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.2481% 8/29/25 (b)(c)(d)	546,655	526,156
The GEO Group, Inc. Tranche 1B 1LN, term loan CME Term SOFR 1 Month Index + 7.120% 12.481% 3/23/27 (b)(c)(d)	30,000	30,552
Uber Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.1346% 3/3/30 (b)(c)(d)	757,528	759,346
WMB Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.706% 11/3/29 (b)(c)(d)	197,340	197,587
TOTAL SERVICES		34,345,346
Specialty Retailing - 0.1%
New SK Holdco Sub LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.350% 13.7069% 6/30/27 (b)(c)(d)	342,972	339,886
Steel - 0.1%
JMC Steel Group, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4763% 1/24/27 (b)(c)(d)	381,611	381,692
Super Retail - 3.2%
Academy Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2073% 11/6/27 (b)(c)(d)	347,632	347,417
At Home Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.7055% 7/24/28 (b)(c)(d)	427,014	184,329
Bass Pro Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2204% 3/5/28 (b)(c)(d)	7,975,467	7,967,481
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.3598% 2/3/29 (b)(c)(d)	217,778	218,732
Empire Today LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4704% 4/1/28 (b)(c)(d)	532,707	412,469
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.2204% 10/19/27 (b)(c)(d)	522,594	521,523
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.206% 12/18/27 (b)(c)(d)	471,191	465,009
Michaels Companies, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8598% 4/15/28 (b)(c)(d)	531,542	439,586
RH Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.706% 10/20/28 (b)(c)(d)	493,750	480,789
TOTAL SUPER RETAIL		11,037,335
Technology - 14.7%
A&V Holdings Midco LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.370% 10.987% 3/10/27 (b)(c)(d)	207,560	203,927
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4981% 2/16/28 (b)(c)(d)	270,573	269,980
AI Aqua Merger Sub, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.0928% 7/30/28 (b)(c)(d)	1,057,374	1,056,782
Alliance Laundry Systems LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.9938% 10/8/27 (b)(c)(d)	187,824	188,241
Anastasia Parent LLC Tranche B, term loan CME Term SOFR 3 Month Index + 3.750% 9.3598% 8/10/25 (b)(c)(d)	947,500	568,500
Applied Systems, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.8481% 9/19/26 (b)(c)(d)	501,213	502,977
Aptean, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.706% 4/23/26 (b)(c)(d)	371,547	370,462
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.606% 2/15/29 (b)(c)(d)	2,144,188	2,132,395
AZZ, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.106% 5/13/29 (b)(c)(d)	372,475	373,738
Byju's Alpha, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.000% 15.5% 11/24/26 (b)(c)(d)	501,507	173,857
Camelot Finance SA:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4704% 10/31/26 (b)(c)(d)	578,813	579,391
Tranche B, term loan CME Term SOFR 1 Month Index + 3.000% 8.4704% 10/31/26 (b)(c)(d)	589,888	590,183
Central Parent, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3481% 7/6/29 (b)(c)(d)	643,645	646,207
Ceridian HCM Holding, Inc. Tranche B, term loan CME Term SOFR 1 Month Index + 2.500% 7.9704% 4/30/25 (b)(c)(d)	410,691	410,839
Cloud Software Group, Inc.:
Tranche A 1LN, term loan CME Term SOFR 3 Month Index + 4.500% 9.9481% 9/30/28 (b)(c)(d)	139,213	135,450
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.9481% 3/30/29 (b)(c)(d)	2,049,615	1,998,129
Coherent Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.2204% 7/1/29 (b)(c)(d)	966,450	968,064
CommScope, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7204% 4/4/26 (b)(c)(d)	652,064	581,152
ConnectWise LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 9/30/28 (b)(c)(d)	965,462	962,141
Constant Contact, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.6874% 2/10/28 (b)(c)(d)	403,691	393,598
DCert Buyer, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.356% 10/16/26 (b)(c)(d)	1,711,761	1,693,874
Tranche B 2LN, term loan CME Term SOFR 3 Month Index + 7.000% 12.356% 2/19/29 (b)(c)(d)	595,000	539,094
DG Investment Intermediate Holdings, Inc.:
2LN, term loan CME Term SOFR 1 Month Index + 6.750% 12.2204% 3/31/29 (b)(c)(d)	60,000	53,900
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.750% 9.2204% 3/31/28 (b)(c)(d)	393,038	388,829
CME Term SOFR 1 Month Index + 4.750% 10.106% 3/31/28 (b)(c)(d)	109,446	108,989
ECL Entertainment LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.106% 8/31/30 (b)(c)(d)	184,538	184,676
Entegris, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.8483% 7/6/29 (b)(c)(d)	332,162	333,268
Eos U.S. Finco LLC 1LN, term loan CME Term SOFR 3 Month Index + 6.000% 11.0981% 10/6/29 (b)(c)(d)	184,132	168,481
Epicor Software Corp.:
1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.106% 7/31/27 (b)(c)(d)	90,000	90,720
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7204% 7/31/27 (b)(c)(d)	577,701	579,198
Gen Digital, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.456% 9/12/29 (b)(c)(d)	1,101,079	1,101,420
Go Daddy Operating Co. LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4628% 8/10/27 (b)(c)(d)	120,625	120,764
GoDaddy, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.856% 11/9/29 (b)(c)(d)	462,294	463,491
Helios Software Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.6981% 7/18/30 (b)(c)(d)	104,738	104,476
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.6981% 8/19/28 (b)(c)(d)	661,156	657,850
Icon Luxembourg Sarl Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 2.250% 7.8598% 7/3/28 (b)(c)(d)	1,059,668	1,062,646
Imprivata, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2204% 12/1/27 (b)(c)(d)	282,025	282,679
McAfee Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1928% 3/1/29 (b)(c)(d)	1,772,023	1,759,849
MH Sub I LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.606% 5/3/28 (b)(c)(d)	2,678,925	2,629,445
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.606% 2/23/29 (b)(c)(d)	225,000	208,847
MKS Instruments, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.841% 8/17/29 (b)(c)(d)	696,188	697,058
NCR Atleos Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.206% 3/27/29 (b)(c)(d)	705,000	700,009
Open Text Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.1984% 1/31/30 (b)(c)(d)	1,092,073	1,093,853
Park Place Technologies LLC 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.456% 11/10/27 (b)(c)(d)	653,369	648,933
Peraton Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.206% 2/1/28 (b)(c)(d)	2,890,836	2,894,450
Pitney Bowes, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4704% 3/19/28 (b)(c)(d)	169,564	166,068
Polaris Newco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4704% 6/2/28 (b)(c)(d)	3,422,783	3,372,297
Project Alpha Intermediate Holding, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0929% 10/26/30 (b)(c)(d)	835,000	837,781
Project Boost Purchaser LLC:
1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 5/30/26 (b)(c)(d)	415,157	415,061
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 6.6153% 5/30/26 (b)(c)(d)	30,000	29,975
Proofpoint, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7128% 8/31/28 (b)(c)(d)	841,726	840,851
Rackspace Technology Global, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.2303% 2/15/28 (b)(c)(d)	761,426	329,317
RealPage, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4628% 4/22/28 (b)(c)(d)	849,521	841,773
Red Planet Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.206% 9/30/28 (b)(c)(d)	816,764	783,383
Renaissance Holdings Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0984% 4/7/30 (b)(c)(d)	932,663	934,864
Roper Industrial Products Investment Co. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.3481% 11/22/29 (b)(c)(d)	188,577	188,860
Sophia LP Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.956% 10/7/27 (b)(c)(d)	562,698	563,227
Sovos Compliance LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.9704% 8/11/28 (b)(c)(d)	630,755	622,082
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 7.2204% 4/16/25 (b)(c)(d)	194,737	194,965
Tranche B 4LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.2204% 4/16/25 (b)(c)(d)	183,875	184,091
Tranche B 5LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.2204% 4/16/25 (b)(c)(d)	786,742	787,450
Tempo Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.106% 8/31/28 (b)(c)(d)	320,252	321,395
TTM Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0928% 5/30/30 (b)(c)(d)	363,515	363,515
Ukg, Inc.:
1LN, term loan:
CME Term SOFR 1 Month Index + 4.500% 9.9882% 5/4/26 (b)(c)(d)	238,800	239,397
CME Term SOFR 3 Month Index + 3.250% 8.7643% 5/4/26 (b)(c)(d)	1,392,010	1,394,279
CME Term SOFR 3 Month Index + 3.750% 9.2332% 5/4/26 (b)(c)(d)	785,150	786,414
2LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.7643% 5/3/27 (b)(c)(d)	600,000	600,108
Veritas U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4704% 9/1/25 (b)(c)(d)	554,615	459,521
Verscend Holding Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4704% 8/27/25 (b)(c)(d)	517,841	518,271
VFH Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.456% 1/13/29 (b)(c)(d)	674,858	675,364
VM Consolidated, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7204% 3/27/28 (b)(c)(d)	386,862	388,217
VS Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.706% 2/28/27 (b)(c)(d)	747,666	748,601
Weber-Stephen Products LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.250% 8.7204% 10/30/27 (b)(c)(d)	202,450	176,348
CME Term SOFR 1 Month Index + 4.250% 9.706% 10/30/27 (b)(c)(d)	117,900	102,647
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 9/30/26 (b)(c)(d)	712,144	712,878
TOTAL TECHNOLOGY		50,251,812
Telecommunications - 3.5%
Altice Financing SA Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.3939% 10/31/27 (b)(c)(d)	469,250	466,026
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.8939% 8/15/28 (b)(c)(d)	2,439,620	2,184,485
Aventiv Technologies LLC Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 10.231% 11/1/24 (b)(c)(d)	474,448	365,031
3 month U.S. LIBOR + 8.250% 13.981% 11/1/25 (b)(c)(d)	685,000	342,500
Cablevision Lightpath LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7263% 11/30/27 (b)(c)(d)	125,526	125,033
Ciena Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.3579% 10/24/30 (b)(c)(d)	134,325	134,549
Connect U.S. Finco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.856% 12/12/26 (b)(c)(d)	110,962	110,885
Consolidated Communications, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 10/2/27 (b)(c)(d)	318,651	295,402
Crown Subsea Communications Holding, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.7073% 4/27/27 (b)(c)(d)	346,125	347,278
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4573% 4/27/27 (b)(c)(d)	140,240	140,906
Frontier Communications Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9.2204% 10/8/27 (b)(c)(d)	1,615,461	1,605,364
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 14.4901% 6/30/28 (b)(c)(d)	101,753	64,104
Gtt Remainco LLC 1LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.4484% 12/30/27 (b)(c)(d)	128,013	110,571
Lumen Technologies, Inc. Tranche A 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 7.4704% 1/31/25 (b)(c)(d)	0	0
Northwest Fiber LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.3898% 4/30/27 (b)(c)(d)	667,978	666,809
Patagonia Holdco LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.750% 11.1157% 8/1/29 (b)(c)(d)	1,013,708	917,406
Radiate Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 8.7204% 9/25/26 (b)(c)(d)	919,773	733,160
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 7.21% 4/11/25 (b)(c)(d)	447,763	448,121
Windstream Services LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 6.250% 11.706% 9/21/27 (b)(c)(d)	485,027	456,934
Zayo Group Holdings, Inc. 1LN, term loan:
CME Term SOFR 1 Month Index + 3.000% 8.4704% 3/9/27 (b)(c)(d)	2,235,347	1,913,501
CME Term SOFR 1 Month Index + 4.320% 9.681% 3/9/27 (b)(c)(d)	579,675	495,842
TOTAL TELECOMMUNICATIONS		11,923,907
Textiles/Apparel - 0.4%
Crocs, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4981% 2/19/29 (b)(c)(d)	507,650	508,985
Fanatics Commerce Intermediate Holdco LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.7204% 11/23/28 (b)(c)(d)	290,076	288,263
Jo-Ann Stores LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.3912% 7/7/28 (b)(c)(d)	229,859	10,507
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.7204% 4/16/28 (b)(c)(d)	525,033	523,148
Victoria's Secret & Co. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.8878% 8/2/28 (b)(c)(d)	195,302	193,349
TOTAL TEXTILES/APPAREL		1,524,252
Transportation Ex Air/Rail - 0.1%
ASP LS Acquisition Corp. 2LN, term loan CME Term SOFR 3 Month Index + 7.500% 13.3958% 5/7/29 (b)(c)(d)	230,000	190,134
Utilities - 1.6%
Brookfield WEC Holdings, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.106% 8/1/25 (b)(c)(d)	162,938	163,345
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.2204% 8/1/25 (b)(c)(d)	1,398,503	1,401,188
ExGen Renewables IV, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 8.1498% 12/15/27 (b)(c)(d)	160,940	160,713
Generation Bridge Northeast LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.606% 8/7/29 (b)(c)(d)	259,440	260,198
Limetree Bay Terminals LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 10.6098% 2/15/24 (b)(c)(d)	215,488	192,459
Luxembourg Investment Co. 428 SARL Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 5.000% 10.4338% 1/3/29 (b)(c)(d)	329,136	145,369
Osmose Utilities Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7204% 6/23/28 (b)(c)(d)	322,575	322,010
PG&E Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.856% 6/23/25 (b)(c)(d)	395,000	395,063
Pike Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4704% 1/21/28 (b)(c)(d)	239,726	240,225
Vertiv Group Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9743% 3/2/27 (b)(c)(d)	1,160,304	1,163,645
Vistra Operations Co. LLC Tranche B 3LN, term loan CME Term SOFR 1 Month Index + 1.750% 7.356% 12/31/25 (b)(c)(d)	995,883	995,594
TOTAL UTILITIES		5,439,809
TOTAL BANK LOAN OBLIGATIONS (Cost $293,873,638)		289,021,531

Nonconvertible Bonds - 3.6%
	Principal Amount (a)	Value ($)
Aerospace - 0.1%
TransDigm, Inc. 6.25% 3/15/26 (i)	500,000	499,136
Air Transportation - 0.0%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (i)	87,500	86,869
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (i)	46,605	45,897
TOTAL AIR TRANSPORTATION		132,766
Automotive & Auto Parts - 0.7%
Clarios Global LP / Clarios U.S. Finance Co. 6.75% 5/15/28 (i)	175,000	178,538
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 11.4932% 10/15/26 (b)(c)(i)	2,065,000	2,058,816
TOTAL AUTOMOTIVE & AUTO PARTS		2,237,354
Broadcasting - 0.2%
DISH Network Corp. 11.75% 11/15/27 (i)	415,000	433,201
Univision Communications, Inc.:
6.625% 6/1/27 (i)	105,000	104,714
8% 8/15/28 (i)	150,000	154,743
TOTAL BROADCASTING		692,658
Building Materials - 0.1%
Smyrna Ready Mix LLC 8.875% 11/15/31 (i)	300,000	315,353
Cable/Satellite TV - 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5% 2/1/28 (i)	170,000	162,653
5.375% 6/1/29 (i)	330,000	311,053
TOTAL CABLE/SATELLITE TV		473,706
Capital Goods - 0.0%
Chart Industries, Inc. 7.5% 1/1/30 (i)	35,000	36,584
Chemicals - 0.1%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (i)	5,000	4,875
Olympus Water U.S. Holding Corp. 9.75% 11/15/28 (i)	200,000	212,279
TOTAL CHEMICALS		217,154
Containers - 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (i)	260,000	237,250
Energy - 0.4%
Citgo Petroleum Corp.:
6.375% 6/15/26 (i)	45,000	44,851
7% 6/15/25 (i)	130,000	129,788
8.375% 1/15/29 (i)	290,000	298,216
New Fortress Energy, Inc.:
6.5% 9/30/26 (i)	642,000	616,579
6.75% 9/15/25 (i)	218,300	216,558
TOTAL ENERGY		1,305,992
Gaming - 0.4%
Affinity Gaming LLC 6.875% 12/15/27 (i)	150,000	133,685
Caesars Entertainment, Inc. 7% 2/15/30 (i)	160,000	164,070
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 4.625% 1/15/29 (i)	795,000	721,359
Golden Entertainment, Inc. 7.625% 4/15/26 (i)	145,000	145,363
Ontario Gaming GTA LP 8% 8/1/30 (i)	15,000	15,469
VICI Properties LP / VICI Note Co.:
3.5% 2/15/25 (i)	30,000	29,233
4.25% 12/1/26 (i)	45,000	43,306
4.625% 12/1/29 (i)	25,000	23,556
TOTAL GAMING		1,276,041
Homebuilders/Real Estate - 0.3%
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27	640,000	522,764
Uniti Group LP / Uniti Group Finance, Inc. 10.5% 2/15/28 (i)	400,000	405,522
TOTAL HOMEBUILDERS/REAL ESTATE		928,286
Insurance - 0.1%
Alliant Holdings Intermediate LLC 6.75% 4/15/28 (i)	355,000	363,176
Leisure - 0.1%
Carnival Corp. 7.625% 3/1/26 (i)	95,000	96,718
Royal Caribbean Cruises Ltd.:
8.25% 1/15/29 (i)	160,000	170,032
11.625% 8/15/27 (i)	105,000	114,256
TOTAL LEISURE		381,006
Metals/Mining - 0.0%
Arsenal AIC Parent LLC 8% 10/1/30 (i)	15,000	15,650
Paper - 0.0%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 3.25% 9/1/28 (i)	80,000	69,986
Restaurants - 0.0%
CEC Entertainment LLC 6.75% 5/1/26 (i)	95,000	92,727
Services - 0.2%
Brand Energy & Infrastructure Services, Inc. 10.375% 8/1/30 (i)	110,000	116,328
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (i)	115,000	112,700
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (i)	145,000	134,850
PowerTeam Services LLC 9.033% 12/4/25 (i)	390,000	368,944
TOTAL SERVICES		732,822
Super Retail - 0.2%
EG Global Finance PLC 12% 11/30/28 (i)	520,000	553,816
Technology - 0.1%
Cloud Software Group, Inc. 9% 9/30/29 (i)	190,000	180,586
CNT PRNT/CDK GLO II/FIN 8% 6/15/29 (i)	90,000	93,938
TOTAL TECHNOLOGY		274,524
Telecommunications - 0.4%
Altice Financing SA 5.75% 8/15/29 (i)	225,000	199,863
Altice France SA:
5.125% 1/15/29 (i)	170,000	132,180
5.125% 7/15/29 (i)	155,000	120,372
5.5% 1/15/28 (i)	95,000	78,240
Frontier Communications Holdings LLC 5% 5/1/28 (i)	100,000	92,418
Intelsat Jackson Holdings SA 6.5% 3/15/30 (i)	465,000	442,961
LCPR Senior Secured Financing DAC 6.75% 10/15/27 (i)	170,000	166,508
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75% 4/30/27 (i)	15,000	14,325
Windstream Escrow LLC 7.75% 8/15/28 (i)	250,000	218,938
TOTAL TELECOMMUNICATIONS		1,465,805
Textiles/Apparel - 0.0%
Victoria's Secret & Co. 4.625% 7/15/29 (i)	80,000	66,824
TOTAL NONCONVERTIBLE BONDS (Cost $12,412,150)		12,368,616

Common Stocks - 1.1%
	Shares	Value ($)
Capital Goods - 0.0%
TNT Crane & Rigging LLC (e)(j)	5,338	39,288
TNT Crane & Rigging LLC warrants 10/31/25 (e)(j)	1,797	36
TOTAL CAPITAL GOODS		39,324
Diversified Financial Services - 0.1%
ACNR Holdings, Inc. (e)	6,090	517,285
Carnelian Point Holdings LP warrants (e)(j)	329	961
Lime Tree Bay Ltd. (e)(j)	38	2,887
TOTAL DIVERSIFIED FINANCIAL SERVICES		521,133
Energy - 0.7%
California Resources Corp.	16,696	912,937
California Resources Corp. warrants 10/27/24 (j)	885	17,151
Chesapeake Energy Corp. (k)	11,625	894,428
Chesapeake Energy Corp. (l)	103	7,925
Exxon Mobil Corp.	4,943	494,201
TOTAL ENERGY		2,326,642
Entertainment/Film - 0.1%
New Cineworld Ltd. (e)	9,899	194,911
Hotels - 0.1%
Travelport Finance Luxembourg SARL (e)(j)	85	202,383
Restaurants - 0.1%
CEC Entertainment, Inc. (e)	15,069	274,256
Super Retail - 0.0%
David's Bridal, Inc. rights (e)(j)	347	0
Telecommunications - 0.0%
GTT Communications, Inc. (e)	2,417	84,909
TOTAL COMMON STOCKS (Cost $2,106,106)		3,643,558

Preferred Securities - 0.7%
	Principal Amount (a)	Value ($)
Banks & Thrifts - 0.4%
Bank of America Corp.:
CME Term SOFR 3 Month Index + 3.390% 8.7737% (b)(c)(m)	165,000	166,314
6.25% (b)(m)	730,000	738,067
JPMorgan Chase & Co.:
CME Term SOFR 3 Month Index + 3.560% 8.9387% (b)(c)(m)	155,000	158,704
6.1% (b)(m)	179,000	180,732
6.75% (b)(m)	266,000	272,926
TOTAL BANKS & THRIFTS		1,516,743
Energy - 0.3%
Energy Transfer LP 3 month U.S. LIBOR + 4.020% 9.6693% (b)(c)(m)	1,120,000	1,089,691
TOTAL PREFERRED SECURITIES (Cost $2,548,439)		2,606,434

Other - 0.6%
	Shares	Value ($)
Other - 0.6%
Fidelity Private Credit Central Fund LLC (l)(n) (Cost $1,985,223)	199,454	2,010,491

Money Market Funds - 11.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (o)	37,983,977	37,991,574
Fidelity Securities Lending Cash Central Fund 5.40% (o)(p)	919,208	919,300
TOTAL MONEY MARKET FUNDS (Cost $38,910,874)		38,910,874

TOTAL INVESTMENT IN SECURITIES - 102.2% (Cost $351,836,430)	348,561,504
NET OTHER ASSETS (LIABILITIES) - (2.2)%	(7,599,948)
NET ASSETS - 100.0%	340,961,556

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(e)	Level 3 security
(f)	The coupon rate will be determined upon settlement of the loan after period end.
(g)	Non-income producing - Security is in default.
(h)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $42,507 and $42,746, respectively.

(i)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,845,852 or 3.5% of net assets.

(j)	Non-income producing
(k)	Security or a portion of the security is on loan at period end.
(l)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,018,416 or 0.6% of net assets.

(m)	Security is perpetual in nature with no stated maturity date.
(n)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments.
(o)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(p)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Chesapeake Energy Corp.	2/10/21	975

Fidelity Private Credit Central Fund LLC	4/28/22 - 12/12/23	1,985,223

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	13,650,593	115,677,819	91,336,838	1,282,032	-	-	37,991,574	0.1%
Fidelity Private Credit Central Fund LLC	1,344,405	632,967	-	248,685	2,345	30,774	2,010,491	0.3%
Fidelity Securities Lending Cash Central Fund 5.40%	-	6,243,209	5,323,909	376	-	-	919,300	0.0%
Total	14,994,998	122,553,995	96,660,747	1,531,093	2,345	30,774	40,921,365

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	194,911	-	-	194,911
Consumer Discretionary	476,639	-	-	476,639
Energy	2,326,642	2,326,642	-	-
Financials	521,133	-	-	521,133
Industrials	39,324	-	-	39,324
Information Technology	84,909	-	-	84,909

Bank Loan Obligations	289,021,531	-	285,902,697	3,118,834

Corporate Bonds	12,368,616	-	12,368,616	-

Preferred Securities	2,606,434	-	2,606,434	-

Other	2,010,491	-	2,010,491	-

Money Market Funds	38,910,874	38,910,874	-	-
Total Investments in Securities:	348,561,504	41,237,516	302,888,238	4,435,750

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$4,120,090
Net Realized Gain (Loss) on Investment Securities	7,547
Net Unrealized Gain (Loss) on Investment Securities	57,118
Cost of Purchases	1,761,785
Proceeds of Sales	(1,240,874)
Amortization/Accretion	11,715
Transfers into Level 3	243,576
Transfers out of Level 3	(1,842,123)
Ending Balance	$3,118,834
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2023	$43,510
Other Investments in Securities
Beginning Balance	$950,906
Net Realized Gain (Loss) on Investment Securities	(7,861)
Net Unrealized Gain (Loss) on Investment Securities	(464,995)
Cost of Purchases	1,450,057
Proceeds of Sales	(611,191)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$1,316,916
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2023	$(96,550)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $892,504) - See accompanying schedule:
Unaffiliated issuers (cost $310,940,333)	$307,640,139
Fidelity Central Funds (cost $40,896,097)	40,921,365

Total Investment in Securities (cost $351,836,430)		$348,561,504
Cash		490,077
Receivable for investments sold		2,471,669
Receivable for fund shares sold		1,028,452
Dividends receivable		12,241
Interest receivable		2,719,421
Distributions receivable from Fidelity Central Funds		202,958
Prepaid expenses		261
Total assets		355,486,583
Liabilities
Payable for investments purchased	$13,047,156
Payable for fund shares redeemed	268,010
Accrued management fee	153,759
Other affiliated payables	40,736
Other payables and accrued expenses	96,066
Collateral on securities loaned	919,300
Total Liabilities		14,525,027
Commitments and contingent liabilities (see Commitments note)
Net Assets		$340,961,556
Net Assets consist of:
Paid in capital		$358,438,874
Total accumulated earnings (loss)		(17,477,318)
Net Assets		$340,961,556

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($53,563,889 ÷ 5,433,620 shares)		$9.86
Investor Class :
Net Asset Value, offering price and redemption price per share ($287,397,667 ÷ 29,159,477 shares)		$9.86
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$206,873
Interest		23,607,111
Income from Fidelity Central Funds (including $376 from security lending)		1,529,130
Total Income		25,343,114
Expenses
Management fee	$1,519,319
Transfer agent fees	275,048
Accounting fees	131,199
Custodian fees and expenses	68,966
Independent trustees' fees and expenses	1,638
Audit	75,958
Legal	5,604
Miscellaneous	1,027
Total expenses before reductions	2,078,759
Expense reductions	(24,498)
Total expenses after reductions		2,054,261
Net Investment income (loss)		23,288,853
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,198,564)
Fidelity Central Funds	2,345
Capital gain distributions from Fidelity Central Funds	1,963
Total net realized gain (loss)		(1,194,256)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	9,723,967
Fidelity Central Funds	30,774
Total change in net unrealized appreciation (depreciation)		9,754,741
Net gain (loss)		8,560,485
Net increase (decrease) in net assets resulting from operations		$31,849,338
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,288,853	$12,584,563
Net realized gain (loss)	(1,194,256)	(1,096,547)
Change in net unrealized appreciation (depreciation)	9,754,741	(13,697,792)
Net increase (decrease) in net assets resulting from operations	31,849,338	(2,209,776)
Distributions to shareholders	(21,840,921)	(10,589,026)

Share transactions - net increase (decrease)	84,387,688	15,559,097
Total increase (decrease) in net assets	94,396,105	2,760,295

Net Assets
Beginning of period	246,565,451	243,805,156
End of period	$340,961,556	$246,565,451

Financial Highlights
VIP Floating Rate High Income Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.43	$9.90	$9.66	$9.85	$9.55
Income from Investment Operations
Net investment income (loss) A,B	.832	.477	.323	.376	.505
Net realized and unrealized gain (loss)	.307	(.529)	.177	(.104)	.325
Total from investment operations	1.139	(.052)	.500	.272	.830
Distributions from net investment income	(.709)	(.418)	(.260)	(.462)	(.530)
Total distributions	(.709)	(.418)	(.260)	(.462)	(.530)
Net asset value, end of period	$9.86	$9.43	$9.90	$9.66	$9.85
Total Return C,D	12.29%	(.52)%	5.21%	2.82%	8.79%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.72%	.72%	.72%	.73%	.71%
Expenses net of fee waivers, if any	.71%	.72%	.72%	.73%	.71%
Expenses net of all reductions	.71%	.72%	.72%	.73%	.70%
Net investment income (loss)	8.42%	4.93%	3.26%	3.95%	5.06%
Supplemental Data
Net assets, end of period (000 omitted)	$53,564	$12,480	$9,840	$7,689	$12,292
Portfolio turnover rate G	31%	26%	37%	40%	29%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Floating Rate High Income Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.43	$9.89	$9.66	$9.85	$9.54
Income from Investment Operations
Net investment income (loss) A,B	.826	.474	.319	.373	.502
Net realized and unrealized gain (loss)	.307	(.520)	.169	(.105)	.335
Total from investment operations	1.133	(.046)	.488	.268	.837
Distributions from net investment income	(.703)	(.414)	(.258)	(.458)	(.527)
Total distributions	(.703)	(.414)	(.258)	(.458)	(.527)
Net asset value, end of period	$9.86	$9.43	$9.89	$9.66	$9.85
Total Return C,D	12.22%	(.46)%	5.08%	2.78%	8.88%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.75%	.75%	.76%	.76%	.74%
Expenses net of fee waivers, if any	.75%	.75%	.76%	.76%	.74%
Expenses net of all reductions	.74%	.75%	.76%	.76%	.74%
Net investment income (loss)	8.39%	4.90%	3.23%	3.91%	5.03%
Supplemental Data
Net assets, end of period (000 omitted)	$287,398	$234,086	$233,965	$160,929	$253,710
Portfolio turnover rate G	31%	26%	37%	40%	29%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Floating Rate High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Central Fund LLC.
The Fund invests in Fidelity Private Credit Central Fund LLC (formerly Fidelity Direct Lending Fund, LP), which is a limited liability company available only to certain investment companies managed by the investment adviser and its affiliates. On June 1, 2023, Fidelity Private Credit Central Fund elected to be regulated as a business development company (BDC). Fidelity Private Credit Central Fund LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Central Fund LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Central Fund LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Central Fund LLC and thus a decline in the value of the Fund. Fidelity Private Credit Central Fund LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Central Fund LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Central Fund LLC. Fidelity Private Credit Central Fund LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Central Fund LLC. The annualized expense ratio for Fidelity Private Credit Central Fund LLC for the nine month period ended September 30, 2023 was 9.63%.
4.Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Central Fund LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$1,316,916	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	1.9 - 10.3 / 4.2	Increase
		Market approach	Transaction price	$2.92	Increase
			Parity price	$2,380.97	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.5% - 5.0% / 4.9%	Increase
			Volatility	27.5% - 42.5% / 27.7%	Increase
			Term	1.0 - 1.8 / 1.0	Increase
Bank Loan Obligations	$3,118,834	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	3.0	Increase
		Market approach	Transaction price	$85.45	Increase
		Indicative market price	Evaluated bid	$96.50 - $100.00 / $98.20	Increase
		Discounted cash flow	Yield	8.2% - 15.1% / 12.0%	Decrease

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to Short-term gain distributions from the Underlying Funds, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,966,577
Gross unrealized depreciation	(8,359,713)
Net unrealized appreciation (depreciation)	$(2,393,136)
Tax Cost	$350,954,640

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,925,728
Capital loss carryforward	$(19,009,910)
Net unrealized appreciation (depreciation) on securities and other investments	$(2,393,136)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(3,778,233)
Long-term	(15,231,677)
Total capital loss carryforward	$(19,009,910)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$21,840,921	$10,589,026

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
VIP Floating Rate High Income Portfolio	Fidelity Private Credit Central Fund LLC	$400,985

LIBOR Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Fund's financial statements.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Floating Rate High Income Portfolio	148,966,220	80,107,006
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$17,073.07
Investor Class	257,975.10
	$275,048

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Floating Rate High Income Portfolio	0.0471%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Floating Rate High Income Portfolio	.05

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	.63
Investor Class	.67

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Floating Rate High Income Portfolio	$472
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Floating Rate High Income Portfolio	$37	$-	$-
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Central Fund LLC until April 30, 2025. During the period, this waiver reduced the Fund's management fee by $5,793.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $10,154.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,551.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Floating Rate High Income Portfolio
Distributions to shareholders
Initial Class	$2,844,454	$532,009
Investor Class	18,996,467	10,057,017
Total	$21,840,921	$10,589,026
11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Floating Rate High Income Portfolio
Initial Class
Shares sold	4,882,950	919,892	$48,824,679	$8,982,533
Reinvestment of distributions	293,402	56,333	2,844,454	532,009
Shares redeemed	(1,065,518)	(647,612)	(10,549,011)	(6,279,623)
Net increase (decrease)	4,110,834	328,613	$41,120,122	$3,234,919
Investor Class
Shares sold	7,581,221	6,591,415	$75,336,182	$64,685,388
Reinvestment of distributions	1,961,066	1,064,107	18,990,942	10,053,763
Shares redeemed	(5,211,557)	(6,482,331)	(51,059,558)	(62,414,973)
Net increase (decrease)	4,330,730	1,173,191	$43,267,566	$12,324,178
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Floating Rate High Income Portfolio	89%
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Floating Rate High Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Floating Rate High Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, issuers of privately offered securities, agent banks, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Floating Rate High Income Portfolio
Initial Class	.71%
Actual		$ 1,000	$ 1,057.50	$ 3.68
Hypothetical-B		$ 1,000	$ 1,021.63	$ 3.62
Investor Class	.74%
Actual		$ 1,000	$ 1,056.90	$ 3.84
Hypothetical-B		$ 1,000	$ 1,021.48	$ 3.77

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $21,840,920 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Floating Rate High Income Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Investor Class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Investor Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Investor Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Investor Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Investor Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Investor Class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that the servicing component of the VIP universe differs by class for both Fidelity's and competitor's VIP classes and that the servicing component of Investor Class is split between the class-level and the annuity level whereas other competitor classes provide all servicing at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9859331.109
VIPFHI-ANN-0224
Fidelity® Variable Insurance Products:

VIP Overseas Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	20.55%	9.99%	4.91%
Service Class	20.41%	9.87%	4.80%
Service Class 2	20.22%	9.71%	4.65%
Investor Class	20.41%	9.90%	4.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 15.82% in 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's sharp reversal the past year was driven by a narrow set of companies in the information technology sector, in part due to excitement for generative artificial intelligence. Following historic global monetary tightening in some countries throughout 2022 and for most of 2023, investor sentiment shifted in the fourth quarter of last year to a view that policy rates had peaked and that some policymakers would likely cut rates in 2024. This view provided support for international stocks, with the index gaining 9.78% in the fourth quarter, reversing a three-month decline (-3.75%) at the end of September amid a stalling pattern in disinflationary trends, heightened geopolitical risk, soaring yields on longer-term U.S. government bonds, and weak economic conditions in the eurozone and China. For the year, each of six regions advanced, with Europe ex U.K. (+23%) and Japan (+21%) leading, whereas Asia Pacific ex Japan (+7%) lagged by the widest margin. All 11 sectors advanced, with information technology (+37%) and industrials (+24%) registering the largest gains. Conversely, consumer staples (+5%) stocks lagged most, followed by real estate (+6%).
Comments from Portfolio Manager Vincent Montemaggiore:
For the year ending December 31, 2023, the fund's share classes gained about 20% to 21%, versus 18.49% for the benchmark MSCI EAFE Index (Net MA). From a geographic standpoint, an overweight in Europe ex the U.K. and stock picks in the U.K. contributed to the fund's performance versus the benchmark. By sector, an overweight in information technology led the way, especially outsized exposure to semiconductors & semiconductor equipment firms. Investment choices in materials and health care firms also helped. Topping the list of relative contributors was an overweight in ASM International (+110%). A non-benchmark stake in Constellation Software advanced roughly 61% and notably aided performance compared with the benchmark in 2023. An outsized holding in Partners Group (+69%) also helped. In contrast, on a geographic basis, a sizable underweight in Japan and stock picks in Europe ex the U.K. - primarily France and Germany - detracted from the fund's relative return. By sector, stock picking in financials hurt the most, followed by investment choices among consumer staples and consumer discretionary firms. The largest individual relative detractor was an overweight in Merck KGaA (-17%). Larger-than-benchmark exposure to Diageo (-16%), one of the fund's biggest holdings this period, proved detrimental as well. A stake in AIA Group returned approximately -24% and also notably hurt, though the stock was no longer held at period end. Meaningful changes in positioning include increased exposure to equities in Denmark and a lower allocation to Swiss stocks. By sector, noteworthy shifts include increased exposure to information technology and materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.4
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	3.1
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.7
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.4
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	2.0
Wolters Kluwer NV (Netherlands, Professional Services)	1.8
Compass Group PLC (United Kingdom, Hotels, Restaurants & Leisure)	1.8
SAP SE (Germany, Software)	1.8
Sika AG (Switzerland, Chemicals)	1.8
Safran SA (France, Aerospace & Defense)	1.7
22.5

Market Sectors (% of Fund's net assets)

Financials	21.0
Industrials	21.0
Information Technology	18.0
Health Care	14.0
Consumer Discretionary	9.2
Materials	6.9
Consumer Staples	5.6
Energy	1.4
Real Estate	1.3
Communication Services	0.4

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.7%
	Shares	Value ($)
Australia - 0.2%
Flutter Entertainment PLC (a)	22,190	3,942,857
Bailiwick of Jersey - 0.3%
JTC PLC (b)	601,600	6,253,494
Belgium - 0.6%
Azelis Group NV	224,300	5,492,123
KBC Group NV	96,771	6,273,078
TOTAL BELGIUM		11,765,201
Canada - 2.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	289,100	17,024,620
Constellation Software, Inc.	12,695	31,475,418
Constellation Software, Inc. warrants 8/22/28 (a)(c)	13,095	1
Lumine Group, Inc.	40,190	906,895
TOTAL CANADA		49,406,934
China - 0.0%
Chervon Holdings Ltd.	137,100	418,753
Denmark - 5.1%
Carlsberg A/S Series B	69,500	8,721,149
DSV A/S	156,872	27,563,472
Novo Nordisk A/S Series B	542,000	56,168,103
TOTAL DENMARK		92,452,724
Finland - 1.1%
Nordea Bank Abp	1,601,803	19,807,246
France - 13.2%
Air Liquide SA	148,220	28,857,755
ALTEN	112,381	16,698,880
Antin Infrastructure Partners SA	40,800	620,667
Capgemini SA	137,765	28,706,170
Edenred SA	151,342	9,045,386
EssilorLuxottica SA	137,205	27,506,491
L'Oreal SA	56,300	28,065,592
LVMH Moet Hennessy Louis Vuitton SE	54,764	44,497,783
Safran SA	179,400	31,630,088
TotalEnergies SE	379,212	25,787,675
TOTAL FRANCE		241,416,487
Germany - 9.4%
Allianz SE	98,286	26,266,079
Deutsche Borse AG	123,239	25,379,200
Hannover Reuck SE	106,725	25,484,263
Infineon Technologies AG	523,300	21,854,376
Merck KGaA	126,800	20,188,404
SAP SE	214,800	33,062,360
Siemens Healthineers AG (b)	335,900	19,504,964
TOTAL GERMANY		171,739,646
India - 1.7%
HCL Technologies Ltd.	467,200	8,230,984
HDFC Bank Ltd.	1,140,591	23,353,714
TOTAL INDIA		31,584,698
Indonesia - 0.7%
PT Bank Central Asia Tbk	20,486,400	12,507,122
Ireland - 1.0%
Kingspan Group PLC (Ireland)	209,600	18,140,813
Italy - 3.3%
FinecoBank SpA	1,045,599	15,681,016
GVS SpA (a)(b)	109,736	675,373
Industrie de Nora SpA	79,500	1,377,018
Recordati SpA	378,719	20,415,180
UniCredit SpA	818,100	22,276,610
TOTAL ITALY		60,425,197
Japan - 12.4%
Bandai Namco Holdings, Inc.	261,500	5,229,541
BayCurrent Consulting, Inc.	144,200	5,063,363
Capcom Co. Ltd.	253,600	8,194,338
FUJIFILM Holdings Corp.	225,000	13,484,201
Hoya Corp.	194,211	24,186,890
Iriso Electronics Co. Ltd.	97,729	2,564,520
Misumi Group, Inc.	284,760	4,825,773
NOF Corp.	183,411	9,113,315
Persol Holdings Co. Ltd.	5,035,030	8,645,254
Relo Group, Inc.	391,074	4,713,690
Renesas Electronics Corp. (a)	702,100	12,554,226
Shin-Etsu Chemical Co. Ltd.	635,100	26,561,892
Sony Group Corp.	325,033	30,758,820
Sumitomo Mitsui Financial Group, Inc.	32,100	1,561,981
Suzuki Motor Corp.	322,176	13,730,031
TIS, Inc.	276,574	6,094,436
Tokio Marine Holdings, Inc.	1,190,200	29,637,164
Tokyo Electron Ltd.	111,696	19,852,833
TOTAL JAPAN		226,772,268
Netherlands - 7.6%
ASM International NV (Netherlands)	34,300	17,794,885
ASML Holding NV (Netherlands)	82,739	62,458,623
IMCD NV	136,526	23,745,602
Topicus.Com, Inc. (a)	23,814	1,603,835
Wolters Kluwer NV	237,517	33,746,027
TOTAL NETHERLANDS		139,348,972
Spain - 1.1%
Amadeus IT Holding SA Class A	149,907	10,736,980
CaixaBank SA	2,458,800	10,126,171
TOTAL SPAIN		20,863,151
Sweden - 4.0%
Addlife AB	541,224	5,870,475
AddTech AB (B Shares)	752,251	16,512,745
Atlas Copco AB (A Shares)	1,610,576	27,752,018
Indutrade AB	878,756	22,809,556
Kry International AB (a)(c)(d)	587	34,300
TOTAL SWEDEN		72,979,094
Switzerland - 5.1%
Compagnie Financiere Richemont SA Series A	174,570	24,112,328
Julius Baer Group Ltd.	260,235	14,598,682
Partners Group Holding AG	15,190	21,907,699
Sika AG	99,564	32,465,451
TOTAL SWITZERLAND		93,084,160
Taiwan - 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	586,600	11,244,383
United Kingdom - 16.0%
3i Group PLC	684,700	21,074,738
AstraZeneca PLC (United Kingdom)	362,700	48,924,570
BAE Systems PLC	1,507,200	21,333,203
Beazley PLC	519,001	3,453,263
Compass Group PLC	1,222,039	33,439,060
Diageo PLC	813,022	29,508,778
Diploma PLC	305,335	13,940,974
Halma PLC	374,200	10,894,087
Hiscox Ltd.	470,645	6,323,027
InterContinental Hotel Group PLC	30,000	2,705,277
London Stock Exchange Group PLC	219,500	25,947,435
RELX PLC (London Stock Exchange)	931,748	36,966,002
Rentokil Initial PLC	1,886,989	10,635,571
Sage Group PLC	1,276,400	19,076,144
Volution Group PLC	1,405,597	7,768,569
TOTAL UNITED KINGDOM		291,990,698
United States of America - 12.6%
CBRE Group, Inc. (a)	186,200	17,333,358
CDW Corp.	55,700	12,661,724
Experian PLC	480,200	19,589,922
Ferguson PLC	116,300	22,362,275
Fiserv, Inc. (a)	32,200	4,277,448
ICON PLC (a)	69,300	19,616,751
Linde PLC	67,968	27,915,137
Marsh & McLennan Companies, Inc.	139,276	26,388,624
Nestle SA (Reg. S)	156,975	18,196,524
S&P Global, Inc.	58,721	25,867,775
Schneider Electric SA	114,300	23,009,293
Thermo Fisher Scientific, Inc.	24,300	12,898,197
TOTAL UNITED STATES OF AMERICA		230,117,028
TOTAL COMMON STOCKS (Cost $1,243,403,040)		1,806,260,926

Nonconvertible Preferred Stocks - 0.0%
	Shares	Value ($)
Sweden - 0.0%
Kry International AB Series E (a)(c)(d) (Cost $1,550,731)	3,392	198,202

Money Market Funds - 1.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (e) (Cost $28,301,785)	28,296,126	28,301,785

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $1,273,255,556)	1,834,760,913
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(5,517,227)
NET ASSETS - 100.0%	1,829,243,686

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,433,831 or 1.4% of net assets.

(c)	Level 3 security
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $232,502 or 0.0% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Kry International AB	5/14/21	254,938

Kry International AB Series E	5/14/21	1,550,731

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	20,313,080	328,166,387	320,177,682	1,036,294	-	-	28,301,785	0.1%
Fidelity Securities Lending Cash Central Fund 5.40%	13,289,712	57,771,304	71,061,016	67,850	-	-	-	0.0%
Total	33,602,792	385,937,691	391,238,698	1,104,144	-	-	28,301,785

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	8,194,338	8,194,338	-	-
Consumer Discretionary	169,571,430	15,098,590	154,472,840	-
Consumer Staples	101,516,663	17,024,620	84,492,043	-
Energy	25,787,675	25,787,675	-	-
Financials	384,111,882	183,890,108	200,221,774	-
Health Care	255,280,025	105,812,058	149,467,967	-
Industrials	383,585,034	185,105,465	198,479,569	-
Information Technology	331,451,483	156,707,978	174,511,002	232,503
Materials	124,913,550	37,028,452	87,885,098	-
Real Estate	22,047,048	22,047,048	-	-

Money Market Funds	28,301,785	28,301,785	-	-
Total Investments in Securities:	1,834,760,913	784,998,117	1,049,530,293	232,503
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,244,953,771)	$1,806,459,128
Fidelity Central Funds (cost $28,301,785)	28,301,785

Total Investment in Securities (cost $1,273,255,556)		$1,834,760,913
Cash		14,879
Foreign currency held at value (cost $26,287)		26,574
Receivable for investments sold		76,906
Receivable for fund shares sold		166,137
Dividends receivable		211,469
Reclaims receivable		6,578,084
Distributions receivable from Fidelity Central Funds		100,582
Prepaid expenses		1,809
Other receivables		111,976
Total assets		1,842,049,329
Liabilities
Payable for fund shares redeemed	$10,475,860
Accrued management fee	963,730
Distribution and service plan fees payable	77,934
Other affiliated payables	182,831
Deferred taxes	990,329
Other payables and accrued expenses	114,959
Total Liabilities		12,805,643
Net Assets		$1,829,243,686
Net Assets consist of:
Paid in capital		$1,268,118,985
Total accumulated earnings (loss)		561,124,701
Net Assets		$1,829,243,686

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($944,202,012 ÷ 36,561,445 shares)		$25.83
Service Class :
Net Asset Value, offering price and redemption price per share ($141,806,757 ÷ 5,521,205 shares)		$25.68
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($327,990,598 ÷ 12,857,151 shares)		$25.51
Investor Class :
Net Asset Value, offering price and redemption price per share ($415,244,319 ÷ 16,148,794 shares)		$25.71
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$34,006,427
Income from Fidelity Central Funds (including $67,850 from security lending)		1,104,144
Income before foreign taxes withheld		$35,110,571
Less foreign taxes withheld		(3,359,030)
Total Income		31,751,541
Expenses
Management fee	$11,099,718
Transfer agent fees	1,381,700
Distribution and service plan fees	930,061
Accounting fees	728,090
Custodian fees and expenses	88,167
Independent trustees' fees and expenses	10,468
Audit	116,891
Legal	4,388
Interest	9,344
Miscellaneous	7,839
Total expenses before reductions	14,376,666
Expense reductions	(102,841)
Total expenses after reductions		14,273,825
Net Investment income (loss)		17,477,716
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $26,175)	50,598,348
Foreign currency transactions	(295,733)
Total net realized gain (loss)		50,302,615
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $411,829)	254,875,740
Assets and liabilities in foreign currencies	325,555
Total change in net unrealized appreciation (depreciation)		255,201,295
Net gain (loss)		305,503,910
Net increase (decrease) in net assets resulting from operations		$322,981,626
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,477,716	$17,404,913
Net realized gain (loss)	50,302,615	(43,067,351)
Change in net unrealized appreciation (depreciation)	255,201,295	(500,493,944)
Net increase (decrease) in net assets resulting from operations	322,981,626	(526,156,382)
Distributions to shareholders	(21,533,349)	(32,358,063)

Share transactions - net increase (decrease)	(75,417,700)	49,313,373
Total increase (decrease) in net assets	226,030,577	(509,201,072)

Net Assets
Beginning of period	1,603,213,109	2,112,414,181
End of period	$1,829,243,686	$1,603,213,109

Financial Highlights
VIP Overseas Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.70	$29.28	$26.52	$23.13	$19.13
Income from Investment Operations
Net investment income (loss) A,B	.26	.25	.15	.13	.40
Net realized and unrealized gain (loss)	4.19	(7.37)	4.91	3.46	4.74
Total from investment operations	4.45	(7.12)	5.06	3.59	5.14
Distributions from net investment income	(.26)	(.25)	(.14) C	(.10)	(.38)
Distributions from net realized gain	(.07)	(.21)	(2.16) C	(.10)	(.77)
Total distributions	(.32) D	(.46)	(2.30)	(.20)	(1.14) D
Net asset value, end of period	$25.83	$21.70	$29.28	$26.52	$23.13
Total Return E,F	20.55%	(24.48)%	19.70%	15.61%	27.77%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.77%	.77%	.77%	.79%	.79%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.79%	.79%
Expenses net of all reductions	.76%	.77%	.77%	.77%	.78%
Net investment income (loss)	1.09%	1.10%	.51%	.59%	1.87%
Supplemental Data
Net assets, end of period (000 omitted)	$944,202	$798,673	$1,034,416	$872,019	$826,554
Portfolio turnover rate I	31%	33%	26%	47%	38%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal distributions per share do not sum due to rounding.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Overseas Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.58	$29.13	$26.40	$23.03	$19.05
Income from Investment Operations
Net investment income (loss) A,B	.24	.23	.12	.11	.37
Net realized and unrealized gain (loss)	4.16	(7.35)	4.88	3.44	4.73
Total from investment operations	4.40	(7.12)	5.00	3.55	5.10
Distributions from net investment income	(.23)	(.23)	(.11) C	(.08)	(.36)
Distributions from net realized gain	(.07)	(.21)	(2.16) C	(.10)	(.77)
Total distributions	(.30)	(.43) D	(2.27)	(.18)	(1.12) D
Net asset value, end of period	$25.68	$21.58	$29.13	$26.40	$23.03
Total Return E,F	20.41%	(24.58)%	19.57%	15.49%	27.67%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.87%	.87%	.87%	.89%	.89%
Expenses net of fee waivers, if any	.86%	.87%	.87%	.89%	.89%
Expenses net of all reductions	.86%	.87%	.87%	.87%	.88%
Net investment income (loss)	.99%	1.00%	.41%	.49%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$141,807	$125,827	$168,369	$151,886	$134,648
Portfolio turnover rate I	31%	33%	26%	47%	38%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal distributions per share do not sum due to rounding.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Overseas Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.44	$28.94	$26.25	$22.90	$18.95
Income from Investment Operations
Net investment income (loss) A,B	.20	.19	.07	.08	.34
Net realized and unrealized gain (loss)	4.13	(7.29)	4.86	3.42	4.71
Total from investment operations	4.33	(7.10)	4.93	3.50	5.05
Distributions from net investment income	(.19)	(.19)	(.08) C	(.05)	(.33)
Distributions from net realized gain	(.07)	(.21)	(2.16) C	(.10)	(.77)
Total distributions	(.26)	(.40)	(2.24)	(.15)	(1.10)
Net asset value, end of period	$25.51	$21.44	$28.94	$26.25	$22.90
Total Return D,E	20.22%	(24.68)%	19.39%	15.33%	27.50%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.02%	1.02%	1.02%	1.04%	1.04%
Expenses net of fee waivers, if any	1.01%	1.02%	1.02%	1.04%	1.04%
Expenses net of all reductions	1.01%	1.02%	1.02%	1.02%	1.03%
Net investment income (loss)	.84%	.85%	.26%	.34%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$327,991	$306,315	$398,271	$352,459	$331,113
Portfolio turnover rate H	31%	33%	26%	47%	38%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Overseas Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.61	$29.16	$26.42	$23.05	$19.06
Income from Investment Operations
Net investment income (loss) A,B	.24	.23	.12	.11	.38
Net realized and unrealized gain (loss)	4.16	(7.34)	4.90	3.44	4.74
Total from investment operations	4.40	(7.11)	5.02	3.55	5.12
Distributions from net investment income	(.24)	(.23)	(.12) C	(.08)	(.36)
Distributions from net realized gain	(.07)	(.21)	(2.16) C	(.10)	(.77)
Total distributions	(.30) D	(.44)	(2.28)	(.18)	(1.13)
Net asset value, end of period	$25.71	$21.61	$29.16	$26.42	$23.05
Total Return E,F	20.41%	(24.54)%	19.63%	15.49%	27.74%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.84%	.84%	.85%	.87%	.87%
Expenses net of fee waivers, if any	.84%	.84%	.84%	.86%	.87%
Expenses net of all reductions	.84%	.84%	.84%	.85%	.86%
Net investment income (loss)	1.02%	1.02%	.43%	.51%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$415,244	$372,398	$511,358	$419,888	$421,140
Portfolio turnover rate I	31%	33%	26%	47%	38%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal distributions per share do not sum due to rounding.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV)each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Overseas Portfolio	$10,820

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$582,092,311
Gross unrealized depreciation	(26,915,614)
Net unrealized appreciation (depreciation)	$555,176,697
Tax Cost	$1,279,584,216

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,318,698
Undistributed long-term capital gain	$2,549,837
Net unrealized appreciation (depreciation) on securities and other investments	$555,246,494

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$16,934,937	$16,968,384
Long-term Capital Gains	4,598,412	15,389,679
Total	$21,533,349	$32,358,063

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Overseas Portfolio	517,609,724	593,971,939

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .65% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$134,121
Service Class 2	795,940
$930,061

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$543,134.06
Service Class	84,496.06
Service Class 2	200,577.06
Investor Class	553,493.14
	$1,381,700

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Overseas Portfolio	0.0424%

During November 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Overseas Portfolio	.04
Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	.72
Service Class	.72
Service Class 2.72
Investor Class	.80

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) will be amended to provide that the investment adviser will pay FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Overseas Portfolio	$194

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Overseas Portfolio	Borrower	$ 8,294,125	5.07%	$9,344

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Overseas Portfolio	14,840,621	15,641,655	645,073

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Overseas Portfolio	$3,052

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Overseas Portfolio	$7,172	$-	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $466.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $102,375.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Overseas Portfolio
Distributions to shareholders
Initial Class	$11,730,141	$16,648,031
Service Class	1,621,178	2,512,372
Service Class 2	3,306,521	5,481,619
Investor Class	4,875,509	7,716,041
Total	$21,533,349	$32,358,063

10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Overseas Portfolio
Initial Class
Shares sold	7,131,371	15,978,609	$169,104,395	$369,361,688
Reinvestment of distributions	465,297	687,470	11,730,141	16,648,031
Shares redeemed	(7,840,714)	(15,186,615)	(188,695,511)	(345,432,431)
Net increase (decrease)	(244,046)	1,479,464	$(7,860,975)	$40,577,288
Service Class
Shares sold	388,571	646,505	$9,278,175	$14,653,527
Reinvestment of distributions	64,640	103,833	1,621,178	2,512,372
Shares redeemed	(761,886)	(700,870)	(18,219,563)	(15,950,114)
Net increase (decrease)	(308,675)	49,468	$(7,320,210)	$1,215,785
Service Class 2
Shares sold	1,483,415	2,262,090	$35,056,314	$50,339,427
Reinvestment of distributions	132,739	226,690	3,306,521	5,481,619
Shares redeemed	(3,046,710)	(1,964,135)	(71,642,550)	(45,187,038)
Net increase (decrease)	(1,430,556)	524,645	$(33,279,715)	$10,634,008
Investor Class
Shares sold	1,883,573	3,140,368	$44,451,343	$72,621,907
Reinvestment of distributions	194,166	318,283	4,875,509	7,716,041
Shares redeemed	(3,163,504)	(3,761,171)	(76,283,652)	(83,451,656)
Net increase (decrease)	(1,085,765)	(302,520)	$(26,956,800)	$(3,113,708)

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Overseas Portfolio	17%	1	14%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
VIP Overseas Portfolio	40%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Overseas Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Overseas Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and issuers of privately offered securities. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 322 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Overseas Portfolio
Initial Class	.76%
Actual		$ 1,000	$ 1,049.80	$ 3.93
Hypothetical-B		$ 1,000	$ 1,021.37	$ 3.87
Service Class	.86%
Actual		$ 1,000	$ 1,048.60	$ 4.44
Hypothetical-B		$ 1,000	$ 1,020.87	$ 4.38
Service Class 2	1.01%
Actual		$ 1,000	$ 1,048.20	$ 5.21
Hypothetical-B		$ 1,000	$ 1,020.11	$ 5.14
Investor Class	.83%
Actual		$ 1,000	$ 1,048.80	$ 4.29
Hypothetical-B		$ 1,000	$ 1,021.02	$ 4.23

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $7,148,248, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $335,010 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Initial Class designates 4%; Service Class designates 4%; Service Class 2 designates 5%; and Investor Class designates 4% of the dividend distributed in December 2023 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Overseas Portfolio
Initial Class	12/13/2023	$0.2840	$0.0406
Service Class	12/13/2023	$0.2602	$0.0406
Service Class 2	12/13/2023	$0.2239	$0.0406
Investor Class	12/13/2023	$0.2659	$0.0406

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Overseas Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class, which was selected because it is the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Initial Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Initial Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Initial Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Initial Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Initial Class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that the servicing component of the VIP universe differs by class for both Fidelity's and competitor's VIP classes and that the servicing component of Initial Class is split between the class-level and the annuity level whereas other competitor classes provide all servicing at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.540205.126
VIPOVRS-ANN-0224

Item 2.

Code of Ethics

As of the end of the period, December 31, 2023, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Value Portfolio (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Value Portfolio	$41,600	$-	$13,100	$1,100

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Value Portfolio	$41,000	$-	$11,600	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Equity-Income Portfolio, VIP Floating Rate High Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Overseas Portfolio and VIP Stock Selector All Cap Portfolio (the “Funds”):

Services Billed by PwC

December 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Equity-Income Portfolio	$62,700	$5,100	$20,200	$1,700
VIP Floating Rate High Income Portfolio	$63,100	$5,200	$10,600	$1,700
VIP Growth Portfolio	$56,100	$4,400	$12,000	$1,500
VIP High Income Portfolio	$73,500	$5,800	$9,500	$1,900
VIP Overseas Portfolio	$57,800	$4,900	$20,600	$1,600
VIP Stock Selector All Cap Portfolio	$36,900	$3,100	$7,700	$1,000

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Equity-Income Portfolio	$59,400	$5,200	$10,600	$1,800
VIP Floating Rate High Income Portfolio	$60,300	$5,200	$10,100	$1,800
VIP Growth Portfolio	$53,000	$4,500	$7,700	$1,500
VIP High Income Portfolio	$70,000	$5,900	$9,000	$2,000
VIP Overseas Portfolio	$55,000	$4,900	$11,200	$1,700
VIP Stock Selector All Cap Portfolio	$39,700	$3,100	$22,100	$1,100

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2023A	December 31, 2022A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2023A	December 31, 2022 A
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2023A	December 31, 2022A
Deloitte Entities	$256,800	$470,300
PwC	$13,706,300	$12,992,400

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 22, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 22, 2024